MARKED
As filed with the Securities and Exchange Commission on April 29, 201 4
Registration No. 33-69138/811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. ___ ( )
POST-EFFECTIVE AMENDMENT NO. 3 4 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 1 30
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 2014 , pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on , pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 20 14
WRL FREEDOM WEALTH PROTECTORâ
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
All payments made by check and all claims, correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

A Joint Survivorship Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Wealth Protectorâ, a joint survivorship flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds Trust – Service Class 2 (the “Fidelity VIP Funds”) the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“FT VIP Trust”) (collectively, the “funds”). Please refer to the next page of the prospectus for the list of portfolios available to you under the Policy. Note: If your Policy was issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

T he Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy
Transamerica Series Trust*			Transamerica Series Trust*		ProFunds
➢	Transamerica Aegon Active Asset Allocation – Conservative VP	➢	Transamerica Multi-Managed Balanced VP	➢	ProFund VP NASDAQ-100
➢	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	➢	Transamerica PIMCO Tactical – Balanced VP	➢	ProFund VP Oil & Gas
➢	Transamerica Aegon Active Asset Allocation – Moderate VP	➢	Transamerica PIMCO Tactical – Conservative VP	➢	ProFund VP Pharmaceuticals
➢	Transamerica Aegon High Yield Bond VP	➢	Transamerica PIMCO Tactical – Growth VP	➢	ProFund VP Precious Metals
➢	Transamerica Aegon Money Market VP	➢	Transamerica PIMCO Total Return VP	➢	ProFund VP Short Emerging Markets
➢	Transamerica Aegon U.S. Government Securities VP	➢	Transamerica Systematic Small/Mid Cap Value VP	➢	ProFund VP Short International
➢	Transamerica AllianceBernstein Dynamic Allocation VP	➢	Transamerica T. Rowe Price Small Cap VP	➢	ProFund VP Short NASDAQ-100
➢	Transamerica Asset Allocation – Conservative VP	➢	Transamerica torray Concentrated Growth VP	➢	ProFund VP Short Small-Cap
➢	Transamerica Asset Allocation – Growth VP	➢	Transamerica Vanguard ETF Portfolio-Balanced VP	➢	ProFund VP Small-Cap
➢	Transamerica Asset Allocation – Moderate Growth VP	➢	Transamerica Vanguard ETF Portfolio-Growth VP	➢	ProFund VP Small-Cap Value
➢	Transamerica Asset Allocation – Moderate VP	➢	Transamerica WMC Diversified Growth VP	➢	ProFund VP Telecommunications
➢	Transamerica Barrow Hanley Dividend Focused VP		ProFunds	➢	ProFund VP UltraNASDAQ - 100
➢	Transamerica BlackRock Global Allocation VP	➢	ProFund VP Asia 30	➢	ProFund VP UltraSmall-Cap
➢	Transamerica BlackRock Tactical Allocation VP	➢	ProFund VP Basic Materials	➢	ProFund VP U.S. Government Plus
➢	Transamerica Clarion Global Real Estate Securities VP	➢	ProFund VP Bull	➢	ProFund VP Utilities
➢	Transamerica International Moderate Growth VP	➢	ProFund VP Consumer Services		Access Trust
➢	Transamerica JPMorgan Core Bond VP	➢	ProFund VP Emerging Markets	➢	Access VP High Yield Fund
➢	Transamerica JPMorgan Enhanced Index VP	➢	ProFund VP Europe 30		Fidelity Funds**
➢	Transamerica JPMorgan Tactical Allocation VP	➢	ProFund VP Falling U.S. Dollar	➢	Fidelity Index 500 Portfolio
➢	Transamerica Janus Balanced VP	➢	ProFund VP Financials		AllianceBernstein Variable Products Series Fund, Inc.
➢	Transamerica Jennison Growth VP	➢	ProFund VP International	➢	AllianceBerstein Balanced Wealth Strategy Portfolio
➢	Transamerica MFS International Equity VP	➢	ProFund VP Japan		Franklin Templeton Variable Products Trust
➢	Transamerica Morgan Stanley Capital Growth VP	➢	ProFund VP Mid-Cap	➢	Franklin Founding Funds Allocation VIP Fund
➢	Transamerica Morgan Stanley Mid-Cap Growth VP	➢	ProFund VP Money Market
*Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.
**Effective May 1, 2003, the Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors.  Prospectuses for those portfolios were mailed under separate cover to policyowners currently invested in those portfolios.

Table of Contents    WRL Freedom Wealth Protector®

Policy Benefits/Risks Summary                                                                                                WRL Freedom Wealth Protector®

This summary describes the Policy’s important benefits and risks. The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included i n the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

·
The WRL Freedom Wealth Protector is a joint survivorship flexible premium variable life insurance policy.  The Policy insures two lives with a death benefit payable on the death of the surviving insured.  Joint insureds may be both males, both female or male and female.  The insured will be the surviving insured of the joint insureds stated in the Policy.

·
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

·	You select the specified amount of insurance coverage for your Policy. Our current minimum specified amount for a Policy is generally $100,000.

·	We offer two (2) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

·	Band 1: $100,000 - $999,999

·     Band 2: $1,000,000 or more

·	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.

·	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

·	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

·
You may place your money in the fixed account where it earns an interest rate declared in advance for a specific period (at least 4% annual interest if your Policy was issued before January 1, 2009 or 2% if your Policy was applied for after May 1, 2009), or in any of the subaccounts of the WRL Series Life Account which are described in this prospectus.  The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey.

·
The Policy’s cash value will increase or decrease depending on the investment performance of the sub-accounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).   Investment r eturns are not guaranteed.  The Policy is not suitable as a short-term investment or savings vehicle.

·
You will have a free look period once we deliver your Policy. If your Policy was issued on or after May 1, 2009, we will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. Please see “Canceling a Policy” for a description of the free look period.

·
After the third Policy year and once each Policy year thereafter, you may apply to change the death benefit option and/or decrease the specified amount.  A decrease in specified amount is limited to 20% of the specified amount before the decrease.  The new specified amount cannot be less than the minimum specified amount as shown in your Policy.  We do not allow increases in specified amount.  Please Note: Changes in specified amount will trigger changes in your cost of insurance charge, monthly per unit charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.  Any charges associated with a decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.  For further details, please see “Death Benefits –Decreasing the Specified Amount” in this prospectus.

·
Your Policy has a no lapse period guarantee which means that as long as requirements are met your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page. This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse period guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.” There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
·	Choose the timing, amount and frequency of premium payments.

·	Change the Death Benefit Option.

·	Decrease the amount of life insurance coverage.

·	Transfer cash value among investment options available under the Policy.

·	Take a loan against the Policy.

·	Take a cash withdrawal or surrender the Policy.

Death Benefit

If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary (ies), subject to applicable law and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you choose, your Policy’s cash value, and any additional life insurance provided by the riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount including any accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

           You may choose one of the following Death Benefit Options.

●	Under Option A, the death benefit is the greatest of:

	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

●	Under Option B, the death benefit is the greatest of:
	>	The specified amount, plus the Policy's cash value on the date of the surviving insured's death; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Cash value is the sum of the value of your investment in the subaccounts, plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen and the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

·
Withdrawals – You can withdraw part of your Policy’s net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

·
Loans – After the first Policy year you can take out a loan from the Policy using your Policy’s net surrender value as security.  The terms for any loans taken from your cash value will differ depending on the C.S.O. Table that was in effect at the time your Policy was issued.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

·
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.”  You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax.  We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information

 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non -taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before natural age 59 ½ .  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

This Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy.  See the section of this prospectus entitled “Fee Tables” and your Policy for charges assessed when taking cash withdrawal s from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2% (4% for policies issued before January 1, 2009).

Risks of Managing General Account Assets

The general account assets of Western Reserve Life Assurance Co. of Ohio (“Western Reserve”; “WRL”; the “Company”) are used to support the payment of the death benefit under the Policy.  To the extent that Western Reserve is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity, and credit risk, and are also subject to the claims of Western Reserve’s general creditors. Western Reserve’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with in general account investments.

Premium Payments

Federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges or as long as the No Lapse Guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

·	Reduce your Policy’s specified amount

·	Reduce the death benefit proceeds paid to your beneficiary

·	Make your Policy more susceptible to lapsing

·	Trigger federal income taxes and possibly a penalty tax

Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance by the subaccounts , could considerably reduce or eliminate some benefits or guarantees of the Policy.  Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years, you will pay a surrender charge.  The surrender charge could be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½.   Other t ax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

   Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your Policy.  Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after May 1, 2009 (or subsequent state approval), and are based on the Commissioners’ 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables); and Section B includes the fee tables for Policies that were issued before January 1, 2009, and are based on the Commissioners’ 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the joint insureds, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of representative insureds with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied for On or After May 1, 2009
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account. (Note: Separate Fee information is set forth for Policies issued to residents of Puerto Rico.)
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium
As a percentage of premium payment
For All Except Policies Issued to Residents of Puerto Rico: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter

For Policies Issued to Residents of Puerto Rico:
12.0% of premiums paid during the first 10 Policy years; 8.5% of premiums thereafter

As a percentage of premium payment
For All Except Policies Issued to Residents of Puerto Rico: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
For Policies Issued to Residents of Puerto Rico:
10.0% of premiums paid during the first 10 Policy years; 6.5% of premiums thereafter

Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years
Maximum Charge4		$22.06 per $1,000 of specified amount during the first Policy year	$22.06 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$3.15 per $1,000 of specified amount during the first Policy year	$3.15 per $1,000 of specified amount during the first Policy year
Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class		$11.80 per $1,000 of specified amount during the first Policy year	$11.80 per $1,000 of specified amount during the first Policy year

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the two issue ages and the underwriting class of the younger insured on the Policy date. The surrender charge is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars of specified amount, multiplied by the surrender charge factor.  The surrender charge factor for the Policy will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 The maximum surrender charge is based on a younger insured with the following characteristics: issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on a younger insured with the following characteristics: issue age of 0 in the juvenile underwriting class.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10 per month during the first Policy year; $12 per month thereafter	$10 per month

6 The first 12 transfers per Policy year are free.
7 We do not assess an administration charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost as a result of early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Cost of Insurance 8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary
Maximum Charge10		$30.67 per $1,000 of net amount at risk per month11	$15.95 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class, Band 2		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested; rate is reduced to 0.30% in years 16+13
Loan Interest Spread 14	On Policy anniversary	1.0%15	0.75%15

8 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s issue age, gender and underwriting class, and the Policy’s specified amount, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on joint insureds with the following characteristics: two males, issue ages 78 and 83 standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 22nd Policy year. This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on joint insureds with the following characteristics: two females, both issue age 5 , juvenile class with an initial specified amount of $1,000,000 or higher (Band 2), and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 We intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.
14 While a Policy loan is outstanding, loan interest is payable in arrears.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will deduct the amount of any loan interest due.
15 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawal) and minus any outstanding loan amount , including accrued loan interest .  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge16	Monthly, for up to 10 years on and after the Policy date
Maximum Charge17		$0.29 per $1,000 of initial specified amount	$0.29 per $1,000 of initial specified amount
Minimum Charge18		$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class, Band 2, No Lapse Option 1		$0.08 per $1,000 of initial specified amount	$0.08 per $1,000 of initial specified amount
Optional Rider Charges:19
Joint Insured Term Rider (without extra ratings)7	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches attained age 95
Maximum Charge20		$23.90 per $1,000 of rider face amount per month	$8.37 per $1,000 of rider face amount per month
Minimum Charge21		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 55, a female insured, issue age 50, both in the select non-tobacco use rate class, Band 2		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Joint Insured Term Rider Per Unit Charge	Monthly, for up to 20 years on and after the Rider date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

16 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for 10 years on a current basis and 20 years guaranteed on the base. There is a separate per unit charge on the Joint Insured Rider. The per unit charge may vary based on attained age, band and your No Lapse Option choice for the base Policy.
17 This guaranteed maximum charge is based on joint insureds with the following characteristics: Target Premium Age 75, with an initial base face amount below $1,000,000 (Band 1), No Lapse Option 2, and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
18 This minimum charge is based on joint insureds with the following characteristics: Target Premium Age 9, with an initial base face amount of $1,000,000 or higher (Band 2), No Lapse Option 1, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
19 Optional Rider cost of insurance charges are based on a number of factors including, but not limited to: the issue age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your registered representative.
20 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, issue ages 77 and 83 , both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 18th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on joint insureds with the following characteristics: two females, both issue age 5 , juvenile class with an initial rider face amount of $1,000,000 or higher (Band 2) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Individual Insured Rider (without extra ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge22		$22.81 per $1,000 of rider face amount per month	$22.36 per $1,000 of rider face amount per month
Minimum Charge23		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 50, select non-tobacco use rate class		$0.23 per $1,000 of rider face amount per month	$0.08 per $1,000 of rider face amount per month

22 This maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an individual insured with the following characteristics: female, issue age 10 , in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.

SECTION B

Fee Tables for Policies Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	As a percentage of premium payment: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	As a percentage of premium payment: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge3
Deferred Issue Charge Component for:

  Minimum Charge,
Maximum Charge and
Charge during first 10
policy years for a male,
issue age 56, female, issue
age 52, both in select non-tobacco use rate class

	Upon full surrender of the Policy during first 15 Policy years	$5.00 per $1,000 of initial specified amount	$5.00 per $1,000 of initial specified amount

1 The company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $25 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage, and is based upon each joint insured’s issue age, gender and rate class on the Policy date. The Deferred Issue Charge component of the surrender charge is assessed on the initial specified amount.  The Deferred Sales Charge Component of the surrender charge is based upon the younger joint insured’s issue age. The Surrender Charge Percentage on a Policy when the younger joint insured’s issue age is less than 75 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th Policy year. When the younger joint insured’s issue age is greater than 74, the Surrender Charge Percentage is 100% for the first six Policy years and then declines to zero at the end of the 15th Policy year.  The surrender charges shown in the table may not be typical of the charges you will pay.  Please see the example in the “Surrender Charge” section of this prospectus.  You can obtain more detailed information about the surrender charges that apply to you by contacting your registered representative and requesting a personalized illustration.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years	A percentage of total premiums paid	A percentage of total premiums paid
Maximum Charge4		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
Minimum Charge6		26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5
Charge during first 10 Policy years for a male, issue age 56, female, issue age 52, both in select non-tobacco use rate class7		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
Transfer Charge8	Upon transfer	$10 for each transfer in excess of 12 per Policy year	$10 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider9	When rider is exercised	Discount Factor	Discount Factor

4 This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.
5 The guideline premium is a designated premium that varies by issue age, gender, underwriting class, death benefit option, and specified amount. It is shown on your Policy schedule page.
6 This minimum charge is based on the younger joint insured’s issue age being between 79 and 80.
7Because we no longer offer the 1980 C.S.O. version of the Policy, the information regarding the “representative insured” has not been updated since sales terminated in January 2009.
8 The first 12 transfers per Policy year are free.
9We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost as a result of early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate ( 1.79 % for 201 4 ) or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”).  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus .

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5 per month during the first Policy year; $10.00 per month thereafter	$5 per month
Cost of Insurance 10 (without Extra Ratings)11	Monthly, on the Policy date and on each Monthiversary
Maximum Charge12		$83.33 per $1,000 of net amount at risk per month13	$19.17 per $1,000 of net amount at risk per month13
Minimum Charge14		$0.01 per $1,000 of net amount at risk per month13	$0.01 per $1,000 of net amount at risk per month13
Initial Charge for a male insured, issue age 56, female insured, issue age 52, both in the select non-tobacco use rate class, Band 27		$0.01 per $1,000 of net amount at risk per month13	$0.01 per $1,000 of net amount at risk per month13
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested1 5

10 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s issue age, gender and underwriting class, and the specified amount, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
11 We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
12 This maximum charge is based on joint insureds with the following characteristics: two males, both issue age 8 0 , standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
13 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary. Please refer to the section entitled “Charges and Deductions – Cost of Insurance” in this prospectus for a description of this factor.
14 This minimum charge is based on joint insureds with the following characteristics: two females, both issue age 10 , juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
15 For Policies issued on or after July 1, 2001, we intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Loan Interest Spread 16	On Policy anniversary	1.49% (effective annual rate, after rounding)17	0.74% (effective annual rate, after rounding)17
Monthly Death Benefit Guarantee Charge18	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Optional Rider Charges:19
Joint Insured Term Rider (without extra ratings)11	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches attained age 95
Maximum Charge		$30.57 per $1,000 of rider face amount per month20	$7.79 per $1,000 of rider face amount per month21
Minimum Charge22		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 56, a female insured, issue age 52, both in the select non-tobacco use rate class,7		$0.04 per $1,000 of rider face amount per month	$0.04 per $1,000 of rider face amount per month

16 While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence and the next Policy anniversary.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount (including accrued loan interest).  The preferred loan crediting rate currently is 5.49% effective annually (after rounding) and is not guaranteed.
18 The charge shown is for a Base Policy only (no riders).  The addition of riders would increase this charge.
19 Optional Rider cost of insurance charges are based on a number of factors including, but not limited to: the issue age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your registered representative.
20 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male issue age 82 , younger male   issue age 78 , both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 17th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21 This current maximum charge is based on joint insureds with the following characteristics: two males, both issue age 80 , both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 11th Policy year.  This maximum charge may also apply to insureds with other characteristics.
22 This minimum charge is based on joint insureds with the following characteristics: two females, both issue age 10 ,   juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Joint Insured Term Rider Monthly Death Benefit Guarantee Charge	Monthly, until the no lapse ending date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Individual Insured Rider (without extra ratings) 7	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge23		$24.85 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month24	$0.05 per $1,000 of rider face amount per month25
Initial charge for a female insured, issue age 52, select non-tobacco use rate class7		$0.40 per $1,000 of rider face amount per month	$0.17 per $1,000 of rider face amount per month
Individual Insured Rider Monthly Death Benefit Guarantee Charge	Monthly, until the no lapse ending date	$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

23This maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
24 This guaranteed minimum charge is based on an individual insured with the following characteristics: female, issue age 10 , in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.
25 This current minimum charge is based on an individual insured with the following characteristics: female, issue age 30 , in a non-tobacco use underwriting class.  This minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31 , 2013 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.45%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.35%	1.71%
1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 201 3 . Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton   Founding Funds Allocation VIP Fund for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio operating Expenses takes into account contractual arrangements for 30 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 5 .

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy as long as the Policy is active and in force.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its general account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address - Western Reserve Life Assurance Co. of Ohio, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is an investment account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

·	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
·	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
·	Close certain subaccounts to allocations of new premiums by current or new policyowners at any time in our discretion.
·	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
·	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
·	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
·	Manage the separate account at the direction of a committee.
·	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
·	Change the investment objective of a subaccount.
·
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds.  (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

·	Fund additional classes of variable life insurance policies through the separate account.
·	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.
·	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law.
·	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account.  Please see the section above entitled “Risks of Managing General Account Assets.” Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0% (4.0% for Policies issued before January 1, 2009). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.)  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. The minimum guaranteed interest rate is 4.0% (if your Policy was issued before January 1, 2009) or 2.0% (if your Policy was applied for on or after May 1, 2009). You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed annual effective rate.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was applied for and issued before January 1, 2009 in the State of New Jersey. You may not direct or transfer any premiums or cash value to the fixed account.  The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  (See chart below listing portfolios available under the Policy.)  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  You should consult with your agent to determine which combination of investment choices is appropriate for you.

The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds or Access Trust portfolios will bear additional investment risks.  See the ProFunds or Access Trust prospectus for a description of the investment objectives and risks with investing in the ProFunds or Access Trust portfolios.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com.  You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica Aegon Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica Aegon Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Aegon Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Aegon High Yield Bond VP2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica Aegon Money Market VP3	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, LLP	Seeks capital appreciation and current income.
Transamerica Asset Allocation – Conservative VP 4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.

1Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3There can be no assurance that the Transamerica Aegon Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Money Market VP subaccount may become extremely low and possibly negative.
4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica Asset Allocation – Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital gains.
Transamerica BlackRock Global Allocation VP 5	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.
Transamerica BlackRock Tactical Allocation VP 6	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.

Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica International Moderate Growth VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

5 Effective May 1, 2014, this portfolio was restructured from a feeder fund to a stand-alone fund.
  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

6 Effective May 1, 2014, Transamerica Hanlon Income VP merged into this portfolio.  This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.

4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds.  Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP 7	Transamerica Asset Management, Inc. Torray LLC	Seeks to achieve long-term growth of capital.
Transamerica Vanguard ETF Portfolio-Balanced VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Vanguard ETF Portfolio-Growth VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica WMC Diversified Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund 8	See Footnote 9	Seeks capital appreciation with a secondary goal of income.

7   Formerly, Transamerica BNP Paribus Large Cap Growth VP.

8 Formerly, Franklin Templeton VIP Founding Funds Allocation Fund. This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

9 Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

PROFUNDS:
ProFund VP Asia 30 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the   ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios .

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

ProFund VP Falling U.S. Dollar 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX) ®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 10, 11	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

11 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP NASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short NASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap 10	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600®/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraNASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100® Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP U.S. Government Plus 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST:
Access VP High Yield Fund 10,12	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

12 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("TAM"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Western Reserve (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust’s respective Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the adviser, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve.  Western Reserve may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section entitled “Revenue We Receive” in this prospectus.) We review the portfolios periodically and may remove a portfolio or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations .

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	·	The death benefit, cash and loan benefits.
	·	Investment options, including premium allocations.
	·	Administration of elective options.
	·	The distribution of reports to owners.

Costs and expenses we incur:	·	Costs associated with processing and underwriting applications.
	·	Expenses of issuing and administering the Policy (including any Policy riders).
	·	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	·	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	·	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	·	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments that you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	·	For All Except Policies Issued to Residents of Puerto Rico: 6.0% of premiums paid during the first 10 Policy years; and
	·	2.5% on all premiums thereafter.
·
For Policies Issued to Residents of Puerto Rico: Currently, 10%
during the first 10 Policy years and 6.5% thereafter.
 We guarantee this charge will never exceed 12.0%
 during the first 10 Policy years and 8.5% thereafter.

NOTE: Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.
Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary. Monthly deductions will be withdrawn from each subaccount and the fixed account in accordance with the policy’s current allocation. If the value of any account is insufficient to pay its part of the monthly deduction, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	·	The monthly Policy charge (including any surcharge associated with flat or table substandard ratings); plus
	·	The monthly cost of insurance charge for the Policy; plus
	·	The monthly death benefit guarantee charge or monthly per unit charge, if applicable; plus
	·	The portion of the monthly deductions for any benefits provided by riders attached to the Policy.

For Policies Issued Before January 1, 2009
Monthly Policy Charge:

	·	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	·	We guarantee this charge will never be more than $10.00 per month.
	·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

·
We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows:

1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

		2.	Subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk).
		3.	Multiply the net amount at risk by the appropriate monthly cost of insurance rate.
For Policies Applied For On or After May 1, 2009
Monthly Policy Charge:

	·	This charge currently equals $10.00 each Policy month. After the first Policy year, we may increase this charge.
	·	We guarantee this charge will never be more than $12.00 per month.
	·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows:

		1.	Determine the death benefit on the Monthiversary.
		2.	Reduce the death benefit by the Cash Value on the Monthiversary. This results in the Amount at Risk for the Policy.
		3.	Divide the Amount at Risk by 1,000 to arrive at the number of thousands of Amount at Risk.
		4.	Multiply the number of thousands of Amount at Risk by the appropriate Monthly Cost of Insurance Rate(s) to arrive at the Monthly Cost of Insurance.

Monthly Death Benefit Guarantee Charge (For Policies Issued Before January 1, 2009):
·	This charge is $0.04 per $1,000 of your initial specified amount.
·	This charge is deducted monthly from your cash value.
·	We will deduct this charge only until the no lapse date you selected on the application.
·	Addition of riders would increase this charge.
Monthly Per Unit Charge (For Policies Applied for On or After May 1, 2009):

·	The monthly per unit charge for the specified amount on the Policy date; minus
·	The monthly per unit charge for any specified amount that has been decreased.
·	We guarantee the duration of this charge to be no more than 20 years on the base Policy and currently the monthly per unit charge lasts 10 years on the base Policy.
·
The monthly per unit charge is set on the Policy date and is based on the target premium age of the insureds, the specified amount band and the no lapse period option you have selected.  Once set, this charge will not be lowered, even if you decrease the specified amount of your Policy during the time period when the charge is assessed.

·	A separate monthly per unit charge, in addition to the charge applicable to the Base Policy, applies if you elect the Joint Insured Term rider.
Optional Insurance Riders:

·
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: each joint insured's gender, attained age, specified amount, and underwriting class . The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each higher band of specified amount. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after May 1, 2009, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables (“2001 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured’s attained age, gender, and underwriting class.  For Policies issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance and premium expense charges.

The underwriting class of each joint insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of each insured’s life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain p olicies on a simplified or expedited basis.  Cost of insurance rates charged for any p olicies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar p olicy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates on the Policy without riders except that current rates are not guaranteed for any amount of time under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

·	The value of each subaccount; multiplied by
·	The daily equivalent of the annual mortality and expense risk charge rate of 0.90%.

The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount.  For Policies issued on or after July 1, 2001, we may reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus.  We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts, including any interest you paid in advance on any outstanding loan amount for the period between the date of the surrender and the next Policy anniversary) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy. The payment you receive is called the net surrender value. Note: No surrender charge is taken when you decrease your specified amount but the full surrender charge remains in effect until the Policy is surrendered.

The surrender charge may be significant.  You should evaluate this charge carefully before you consider a surrender.  Under some circumstances, the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

·	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
·	Investment performance is low.

For Policies Applied for On or After May 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges are based on the underwriting class of the younger insured and the target premium age. The surrender charge is a charge for each $1,000 of the specified amount.

The surrender charge is equal to:	·	The surrender charge per $1,000; multiplied by
	·	The number of thousands of specified amount multiplied by
	·	The surrender charge factor.

The surrender charge factor varies by the target premium age on the Policy date, younger insured’s risk class, and number of years since the Policy date.  In no event are the surrender charge factors any greater than those shown on the table below. For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009 when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse. Please see “Surrender Charge Factors” in Appendix A-2.

For Policies issued before January 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are calculated based upon each joint insured's issue age, gender and rate class on the Policy date.

The surrender charge is equal to:	·	The sum of the deferred issue charge, and the deferred sales charge; multiplied by
	·	The surrender charge percentage.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals:

·	26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy; plus
·	A percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below); multiplied by
·	The total premiums paid in excess of the guideline premium (“excess premium charge”).

Issue Age Range
(Younger Joint	Excess Premium
Insured)	Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-80	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

To determine the surrender charge, we apply the surrender charge percentage to the sum of the deferred issue charge and the deferred sales charge. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

For joint insureds, when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).  For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009, when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse.

For Policies issued before January 1, 2009

Surrender Charge Percentages

	Younger Issue Age
End of Policy Year*	Less Than 75	75 or Above
At Issue	100%	100%
1-6	100%	100%
7	100%	97%
8	100%	88%
9	100%	80%
10	100%	73%
11	80%	66%
12	60%	60%
13	40%	40%
14	20%	20%
15+	0%	0%

*   The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

·    Surrender Charge Example 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: (100 x $5.00)
	($5.00/$1,000 of initial specified amount)	=	$ 500.00
(b)	Deferred sales charge:
	(1)26.5% of guideline premium paid (26.5% x $806.11), and	=	$ 213.62
(2)4.2% of premiums paid in excess of guideline premium
	(4.2% x ((4 x $1,000) - $806.11))	=	$ 134.14
(c	Applicable surrender charge percentage	=	100%

Surrender charge = ((a)$500.00 + (b)($213.62 + $134.14)) x (c)100%		=	$847.76

· Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: (100 x $5.00)	=	$500.00
(b)	Deferred sales charge:
	(1) (26.5% x $806.11), and	=	$213.62
	(2) (4.2% x ((14 x $1,000) - $806.11))	=	$554.14
(c)	Applicable surrender charge percentage	=	20%

Surrender charge = ((a)$500.00 + (b)($213.62) + $554.14)) x (c) 20%		=	$253.55
There will be no surrender charge if the owner waits until the end of the 15th Policy year.

Transfer Charge

We currently allow you to make 12 transfers each Policy year fre e of charge. Except as listed below, we charge $10.00 (for Policies issued before January 1, 2009) and $25.00 (for Policies applied for on or after May 1, 2009) for each additional transfer. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
·
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the record date, currently are not treated as transfers for the purpose of assessing this charge.

·	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
·	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
·	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing this charge.

 Loan Interest Rate Charged

For Policies Applied For On or After May 1, 2009:

We currently charge you an annual interest rate, in arrears, on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with a fixed rate of 2%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% (1.00% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value, minus total premiums paid (less any cash withdrawals), and minus any outstanding loan amount including accrued loan interest.  The current preferred charge is 2.00% and is guaranteed not to exceed 2.25%.

For Policies Issued Before January 1, 2009:

           We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual rate) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% in arrears (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of the loan currently is 0.74% (1.49% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate credited is 5.49% and is not guaranteed.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your net surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (See “Supplemental Benefits (Riders)”):

For Policies Applied for On or After May 1, 2009:

·
Living Benefit Rider.   We do not assess an administrative charge for the rider, however, i f the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit.  The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate whichever is greater. For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus.

For Policies Issued Before January 1, 2009:

·
Terminal Illness Accelerated Death Benefit Rider.  We do not assess an administrative charge for this rider; however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the Applicable Federal Interest Rate ( 1.79 % for 201 4 ) or the Policy loan interest rate expressed in arrears, whichever is greater. For further information about the Terminal Illness Accelerated Death Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus.

·
Individual Insured Rider.  We assess a cost of insurance charge based on covered insured’s issue age, gender and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year. For Policies Issued Before January 1, 2009, we also charge a $0.01 per thousand Monthly Death Benefit Guarantee Charge until the no lapse ending date.

·
Joint Insured Term Rider.  We assess a cost of insurance charge based on the target premium age, underwriting class of both insureds, the Policy year and the rider face amount. Charges generally will increase each year. For Policies Issued Before January 1, 2009, we also charge a $0.02 per thousand Monthly Death Benefit Guarantee Charge until the no lapse ending date. For Policies Applied for On or After May 1, 2009 , we charge $0.02 per ($1,000) unit charge for the first ten Policy years, guaranteed not to exceed twenty years.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses paid by the corresponding portfolio - including, but not limited to - management fees and expenses, operating expenses and any 12b-1 fees. See the fund prospectuses for more detailed information about the portfolios.

Revenue s We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof   in consideration of certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

            These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below.  While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (or our affiliates) make, regarding each of the variable insurance products that we (or our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

·
Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”), wh ich is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

·
Administrative, Marketing and Support Service Fees (“S upport Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information).  The amount of th e payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be + significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
AllianceBernstein	0.25%	Franklin Templeton	0.35%
* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 201 3 we received $ 11,771,226.39 million in benefits from TAM.
*** We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be profits derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may directly or indirectly pay TCI amounts up to $ 100 ,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers, (2) may pay to TFA , directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives, (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts, and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2013, TCI received total revenue sharing payments in the amount of  $5,212,365.52 from the following fund managers and/or sub-advisers to participate in TCI’s events: Aegon USA Investment Management, Inc., AllianceBernstein Investments, American Funds, Black Rock Investment Management, Fidelity Investments, Franklin Templeton Investments, Hanlon Investment Management Inc., ING Clarion Real Estate Securities (CBRE), JP Morgan Asset Management, Janus Capital, Jennison Associates, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset Management, LLC, MFS, Morgan Stanley Investment Management, Morningstar Advisors, Natixis Global Asset Management, Neuberger Berman, OppenheimerFunds, Pacific Investment Management Company, Ranger Investments, Schroder, Systematic Financial Management, SunTrust Investments, TS&W, Vanguard and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual policy or a certificate issued under a group policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner(s) named in the application. The owner(s) may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living.  The owner(s) of the Policy may or may not be one of the insured.  This joint Policy is treated the same as any single policy; if a contingent owner is not named, the Policy goes to the estate of the owner(s).  The principal rights an owner may exercise are:

·	To designate or change beneficiaries before the death of the surviving insured.
·	To receive amounts payable before the death of the surviving insured.
·	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
·	To change the owner(s) of this Policy.
·	To change the specified amount of the Policy.

           No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

·	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
·
To assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

·	To reflect a change in the operation of the separate account; or
·	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – e.g., because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000.   We will generally only issue a Policy to joint insureds ages 0-85, and the sum of the joint insureds’ ages cannot be more than 160 years.

We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

·	The date of your application; or
·	The date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (" Conditional Receipt ") , if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the C onditional R eceipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the C onditional R eceipt. The conditional insurance coverage may vary by state and/or underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	·	The amounts applied for under all C onditional R eceipts issued by us; or
	·	$500,000 of life insurance.

Subject to the conditions and limitations of the C onditional R eceipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	·	The date of application; or
·
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	When the insurance applied for goes into effect under the terms as specified in the Policy that you applied for; or
	d.	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the C onditional R eceipt:	·	The C onditional R eceipt is not valid unless:
> All blanks in the C onditional R eceipt are completed; and
> The receipt is signed by an authorized Company representative.

Other limitations:	·	There is no C onditional R eceipt coverage for riders or any additional benefits, if any, for which you may have applied.
	·	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
·
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges:

  Coverage may begin earlier in Section 1035 exchange situations, as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form.  As provided in that form, the insurance coverage shall take effect as of the result of the assignment, and before delivery of the Policy, at the time (and not before) the following conditions have been met, and the Company may charge for coverage from the date that any such coverage takes effect:

·	The Policy has been approved for issue - even if approved other than as applied for –and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or

2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free look right. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate (until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application).  Please Note:   If a Policy is backdated, y our premiums are credited on the record date and not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules.  Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.   Please Note : State specific rules may apply to a request to backdate a P olicy.  Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of each joint insured on the Policy date.  Generally, cost of insurance charges are lower at a younger age.  We will deduct the monthly deductions, including the cost of insurance charges, for the period that the Policy is backdated.  This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Group or Sponsored Policies (only available under Policies issued before May 1, 2003)

Before May 1, 2003, we issued a different Policy for group or sponsored arrangements (“Group/Sponsored Policies”).  Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g. Section 401 employer-sponsored benefit plans and deferred compensation plans).  A sponsored arrangement is where an employer permits a group solicitation of policies to its employees or an association permits a group solicitation of policies to its members. Certain criteria are applied in the issuance of such policies.

Insurance policies where the benefits vary based on gender may not be used to fund certain employee-sponsored benefit plans and fringe benefit programs.  Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice, in good order, within 90 days after:

·	The enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction.
·	The date of entry of a final decree of divorce of the joint insureds.
·	Written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:	●	The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.
	●	The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.
	●	You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.
	●	Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements.  This can have adverse tax consequences. Alternatively, you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive, in good order, your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

·	Allocation percentages must be in whole numbers.
·
If you select dollar cost averaging, we may require you to have a minimum of $5,000 (for Policies applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009) in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly (for Policies applied for on or after May 1, 2009) or $1,000 monthly (for Policies issued before January 1, 2009).

·
If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000 (for Policies applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009).

·
Unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after May 1, 2009, if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocations through our web site at www.westernreserve.com.

Please Note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that any allocation request that you submit is in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or administrative office. Upon instructions from you , your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year quarter.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment at our mailing address after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts   you   have chosen . You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and sub-accounts you selected on your application. In those states that require us to return all premiums paid for the Policy in the event you exercise your free look right, we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery. Please contact your registered representative/agent for details concerning the free look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, then we will reallocate the cash balance on the reallocation date to either the fixed account, the Transamerica Aegon Money Market VP subaccount, or the Transamerica JPMorgan Core Bond VP subaccount (depending on which subaccounts you selected on your application).

Please Note: For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, gender, underwriting class of the joint insureds, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawal, minus any outstanding loan amount including any accrued loan interest ) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to, and including, the current month.  (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our Administrative office.) If you take a withdrawal or a loan, or if you increase or decrease your specified amount, or if you add, increase, or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $100 ($1,000 if by wire). If the payment mode is by monthly direct deposit, we may require premium payments of $100. We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under to federal tax laws.

 This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of the Policy year.  We will generally not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a part of or all of your initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code.

If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your authorized representative may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

·
We may limit the maximum amount you may transfer from the fixed account to the greater of 25% of the amount in the fixed account, or the amount transferred out the previous Policy year.  However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

·
Currently we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year.  If we modify or stop our current practices, we will notify you at the time of your transfer.

·
For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value following the transfer, excluding amounts in the loan reserve account, would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

·
You may request transfers in writing, in good order, to our mailing address, by fax, or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

·	There is no minimum amount that must be transferred.
·	There is no minimum amount that must remain in a subaccount after a transfer.
·
Except as listed below, we may deduct a $25 charge (for Policies applied for on or after May 1, 2009) or a $10 charge (for Policies issued before January 1, 2009) from the amount transferred for each transfer in excess of 12 transfers in a Policy year :

1. We consider all transfers made in any one day to be a single transfer.

2.   Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of assessing the transfer charge.

3. Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
4. Transfers between the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
5. Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy . This variable insurance Policy was not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses.  These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection . We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence . If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policyowners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please note : If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
·	impose redemption fees on transfers; or
·
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

·	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions. In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we are able to detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies . The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders . Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number  1-727-299-1648 (for all other fax requests, please use  1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve.com.  Please Note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that your allocation request is in good order.

Please note the following regarding telephone, Internet or fax transfers:

·	We will employ reasonable procedures to confirm that telephone instructions are genuine.
·
If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

·	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
·
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

·	We may also require that you send us the telephone, Internet or fax transfer order in writing.
·	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
·	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
·
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (PIN) and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information.  We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.
Fixed Account Transfers

As stated above, we may limit the dollar amount and the number of transfers out of the fixed account.  If limitations are in place, we will notify you at the time of transfer.

Restrictions on transfers do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request,in good order, at our administrative office (for telephonic and facsimile transactions) or mailing address (for written correspondence), or electronically through our website.  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.   For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria. This restriction does not apply to any transfers to the fixed account in the exercise of conversion rights.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey   You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from one of the following: the Transamerica Aegon Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office , provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th, or 31st of any month.)

To start dollar cost averaging:	·	You must submit to us at our mailing address, or by telephone (or facsimile to our administrative office) a completed form, in good order, signed by the owner requesting dollar cost averaging.
	·	You may be required to have at least $5,000 in each account from which we will make transfers.
	·	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	·	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	·	We receive, in good order, at our mailing address (or by telephone or facsimile at our administrative office) a request to discontinue participation from you or your authorized representative.
	·	The value in the accounts from which we make the transfers is depleted.
	·	You elect to participate in the asset rebalancing program.
	·	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must su bmit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account i s not available for this program and this program is not available in conjunction with the dollar cost averaging program.  We make no guarantees that participation in this program will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile or telephone at our administrative office), we will change your premium allocation s to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated.  If you do not indicate a specific date, we will use the date of that when we receive the form.  We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

For Policies issued before January 1, 2009:
To start asset rebalancing:	·
You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form signed by the owner before the maturity date.

	·	You may be required to have a minimum cash value of $10,000 or make a $10,000 initial premium payment.
For Policies Applied For On or After May 1, 2009:
	·	You must submit to us, in good order in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form signed by the owner.
	·	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	·	You elect to participate in the dollar cost averaging program.
	·	We receive, in good order, at our mailing address, or by telephone or facsimile to our administrative office, a request to discontinue participation from you or your authorized representative .
	·	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	·	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any   allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½ .

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative/agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers - Disruptive Trading and Market Timing” are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please Note:

1.
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owners or by the Third Party Service by sending written instructions to our mailing address.

2.	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values

Cash Value
Your cash value:

●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your requests to 1-727-299-1620.

Net surrender value on any valuation date equals:	·	The cash value as of such date; minus
	·	Any surrender charge as of such date; minus
	·	Any outstanding Policy loan amount(s) (including accrued interest to date, if applicable); plus
	·	Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.   (Note :   Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	·	The initial units purchased at unit value on the record date; plus
	·	Units purchased with additional net premium(s); plus
	·	Units purchased due to a loan repayment; plus
	·	Units purchased via transfers from another subaccount or the fixed account; minus
	·	Units redeemed to pay for monthly deductions; minus
	·	Units redeemed to pay for cash withdrawals; minus
	·	Units redeemed as part of a transfer to another subaccount or the fixed account (including the amount of any requested loans plus interest in advance in the loan reserve account); minus
	·	Units redeemed to pay cash withdrawal and transfer charges ; minus

	·	Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received:(i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions) ; or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	·
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	·	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	·	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	·	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	·	The sum of net premiums allocated to the fixed account; plus
	·	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

	·	Total interest credited to the fixed account; minus
	·	Amounts charged to pay for monthly deductions; minus
	·	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals , transfer charges, or any other fees and charges ; minus
	·	Amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus
	·	A ny refund of premiums allocated to the fixed account.

Death Benefit

Death Benefit Proceeds

We will determine the amount of and pay the death benefit proceeds on any individual Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the surviving insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	·	The amount determined based on the death benefit option that you select (described below); minus
	·	Any monthly deductions due during the grace period (if applicable); minus
	·	Any outstanding loan amount; plus
	·	Any additional insurance in force provided by rider; plus
	·	Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured's age or gender.

Death Benefit

The Policy offers two death benefit options - Option A and Option B .   The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application.   This is an important decision. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion.  The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively) to any monthly deductions or supplemental benefits that are consistent with such an increase.  We may deduct retroactive adjustments from the cash value or from any death benefits payable. Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets a Guideline Premium Test (“GPT”).  Your Policy will be issued using the GPT.  The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain limitation percentage (varying each year by the age of the younger insured) of the cash value, adjusted for certain charges.

Option A

The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage," multiplied by the cash value on the surviving insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age
of Younger Joint Insured                                                                                        Limitation Percentage

40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
96 and older                                                                                           100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. (The figure $100,000 is derived by solving for cash value in the following calculation: $250,000 = 2.5 times the cash value.)  Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Option B

The death benefit equals the greatest of:	1.	The specified amount; plus
> the cash value on the surviving insured's date of death; or
	2.	The limitation percentage; multiplied by
> the cash value on the surviving insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value.  (The figure of $166,666 is derived by solving for cash value in the following calculation: $250,000 plus cash value = 2.5 times the cash value.)  Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $166,666, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Effect of Cash Withdrawals on the Death Benefit

If Option A of the Policy is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.  If you select Option A, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50.  Under Option B, any time the cash value exceeds $166,666, each dollar taken out of the cash value will reduce the death benefit by $2.50.  Under these circumstances, the death benefit is reduced in an amount greater that the amount of the cash withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.  If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

·
You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax, and Online Privileges.”)

·	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
·	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
·	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount before the change, plus your Policy’s cash value on the effective date of the change.  If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount before the change, minus the cash value on the effective date of the change.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	·	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	·	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	·	Decreases are only allowed after the third Policy year.
	·	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
·
We may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow decreases above 20% of the then specified amount).

	·	A decrease in specified amount will take effect on the Monthiversary on or next following the day we receive your written request, in good order at our mailing address.

No Increases in Specified Amount

We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your written request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature with your written request. Requests to surrender a Policy that are received  before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address or a fax request at our administrative office after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.  Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request.  A surrender is effective as of the date when we receive your written request, in good order.   You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences.  For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	·
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	·	We may limit the number of withdrawals to one cash withdrawal per Policy year.
·
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to at least $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to at least $500 and to no more than the net surrender value less $500.

	·	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
·
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	·	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order.
	·	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	·	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	·	A cash withdrawal may have tax consequences.

  A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  You may have to pay higher minimum monthly guarantee premiums and premium expense charges.  Please refer to the section above entitled “Effect of Cash Withdrawals on the Death Benefit” for an explanation of the effect of cash withdrawals on the death benefit.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address.  You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy.  (If you send your request by fax, be sure to use the correct fax number.)  The free look period generally expires 10 days after you receive the Policy but in some states you may have more than 10 days.  If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued.  We will pay the refund within seven days after we receive, in good order, the written request and the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office).

If your state requires us to allocate premium according to a policyowner’s instructions during the free look period, then the amount of the refund will be:

·	Any charges we deduct from your premiums; plus
·	Any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
·
Your cash value in the subaccounts and the fixed account on the date the written request and Policy are received in good order at our mailing address (or a fax request and page 3 of the Policy are received at our administrative office).

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”)

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery.  During the 30-day free look period, we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions.  On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected.  This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can specifically direct the allocation of your net premiums to the subaccounts during the 30-day free look period:
·	On your application.
·	In writing any time before the end of the 30-day free look period.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

·	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
·	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
·
Any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

·	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

·	National and state banks
·	Savings banks and savings and loan associations
·	Securities brokers and dealers
·	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	·	We may require you to borrow at least $500.
	·	The maximum amount you may borrow is an amount which is not greater than 90% of the cash value; less any surrender charge and any outstanding policy loan.

If your Policy was applied for on or after May 1, 2009: Interest on Policy loans is assessed in arrears on each Policy anniversary.

 If your Policy was issued before January 1, 2009:

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise).  If this is not possible, the loan amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office.
We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern Time. (If you send your request by fax, be sure to use the correct fax number.)  If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.  (Note:  All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax your loan request to us at 1-727-299-1620. If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including any accrued loan interest (if applicable), we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.

For Policies Applied For On or After May 1, 2009:

 We currently charge you an annual interest rate, in arrears, on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with a fixed rate of 2%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% (1.00% maximum guaranteed).  We may apply different loan interest rates to different parts of the loan. After the 10th Policy year, we will apply preferred loan rates on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount , including accrued loan interest.  The current preferred charge is 2.00% and is guaranteed not to exceed 2.25%.  The maximum loan interest spread on preferred loans is 0.25% and the current spread is 0.0%.

For Policies Issued before January 1, 2009:

We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual rate) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% in arrears (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of the loan currently is 0.74% (1.49% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount , including accrued loan interest. The current preferred loan effective annual interest rate credited is 5.49% and is not guaranteed.

Loan Reserve Account Interest Rate Credited

For Policies Applied For On or After May 1, 2009:

We will credit the amount in the loan reserve account with a fixed interest rate of 2.0%.

For Policies Issued Before January 1, 2009:

We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

·	We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
·
After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest (if applicable). This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once your no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment before the NYSE closes to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

The Policy provides a no lapse guarantee. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse guarantee period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect.  If the Policy is still in force, but the no lapse guarantee is not in effect, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse period:	This period is selected by you on the Policy application and may be either:
	·	Option 1 – the latter of T arget P remium A ge 65 or five Policy years; or
	·	Option 2 – the latter of Target P remium Age 75 or ten Policy years.

The target premium age equals:
	·	The average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

The target premium attained age is:
	·	The target premium age plus the number of completed Policy years.

No lapse date:	This date is either:
	·	The latter of target premium attained age 65 or five Policy years; or
	·	The latter of target premium attained age 75 or ten Policy years, but not to exceed target premium age 85.
You select the no lapse date on the Policy application.

Keeping the no lapse guarantee in effect:	·	The no lapse period guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
·
You must pay total premiums (minus cash withdrawals and any outstanding loan amounts, plus any loan interest you paid in advance on the loan(s) (if applicable) for the period between the date of the surrender and the next Policy anniversary) that equal at least:

> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	●
We will recalculate the amount of the minimum monthly guarantee premium if, during the no lapse guarantee, you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider.

●
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force.  We normally will not extend the length of the no lapse guarantee.

Your minimum monthly guarantee amount will vary depending on whether you have chosen Option 1 or 2 (above).  Whichever Option you choose, the no lapse guarantee will never exceed target premium attained age 85.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and before the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insureds.) Before we reinstate the Policy we will require the following:

·
Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620.  (If you send your request by fax, be sure to use the correct fax number.)

·	Submit the insured's written consent to reinstate.
·	Provide evidence of insurability satisfactory to us that the insureds continue to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
·	If the no lapse period has expired, pay an amount sufficient to provide a net premium equal to:
	>	Any uncollected monthly deductions due up to the time of termination; plus
	>	Two (2) monthly deductions due in advance at the time of reinstatement; plus
	>	An amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement.
·	If the no lapse period has not expired, pay the lesser of the premium described directly above, or the following:
	>	The total minimum monthly guarantee premium from Policy date through the month of lapse; plus
	>	Two (2) months of minimum monthly guarantee premiums; minus
	>	Any premiums already paid net of any cash withdrawals, outstanding loans and accrued loan interest.

The effective date of a reinstatement will be the date we approve the application for reinstatement. On the first Monthiversary following reinstatement, any previously uncollected monthly deductions due up to the time of the Policy’s termination date will be taken.

If all the conditions for Reinstatement are satisfied, then the Policy will be placed in force again on the following basis:

·	Any unloaned cash value on the date of lapse will be reinstated.

·	The surrender charge applicable at reinstatement will be equal to what it was at lapse, and the surrender charge period will be extended by the length of time between lapse and reinstatement.

·	The cost of insurance rates will be based on the age at reinstatement.

·	Any policy loan as of the date of termination will not be reinstated. The cash value in the loan reserve account will be zero.

·	Amounts paid at the time of reinstatement will be applied as new premiums in accordance with the policyowner’s most recent premium allocation instructions.

·	Riders may be reinstated subject to underwriting.

We may decline a request for reinstatement.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the accumulation value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99.  Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after attained age 99 uncertain.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

·
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

·
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

·
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

·
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans or 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain other policies in order to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

For Policies Issued Before January 1, 2009: Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

For Policies Applied For On or After May 1, 2009: Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Death Benefit Extension Rider (this rider was only available to Policies issued before January 1, 2009).  Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time).  The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force under these scenarios.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

·
Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life policy or a n annuity contract purchase.

·
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EG TR RA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.    The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100 (for Policies applied for on or after May 1, 2009) or $20 (for Policies issued before January 1, 2009), we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on :

·	The amount of the surrender on the surrender date or death benefit proceeds on the surviving insured's date of death.
·
The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0% (for Policies applied for on or after May 1, 2009) or 3.0% (for Policies issued before January 1, 2009).

·	The mortality tables we use, which are based on the issue and/or application date of your Policy.
·	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	·	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	·	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's election, we will make equal monthly installments:
	·	Only for the life of the payee, at the end of which payments will end (note: this may result in only one payment as a result of the death of the payee); or
	·	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	●	Upon direction of the owner, we will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	●	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two thirds of the amount paid to the payee before the payee's death.
	●	All payments will cease upon the death of the co-payee. Please Note: the payment is reduced to two-thirds regardless of the order of death of the payee or co-payee.

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 2000, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date.  We must agree to the extension.

If your Policy was issued on or after May 1, 2000, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date.  Any riders in force on the scheduled maturity date will terminate on that date and will not be extended.  Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date and elect one of the following:

1.
If you had previously selected death benefit Option B, we will change the death benefit to Option A.  On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
We will extend the maturity date until the next Policy anniversary.  You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.  All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time.  However, if you choose 1 above, then you may not change your election to 2 above.  Please Note:  Item 2 above may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may include either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our administrative address. However, we can postpone such payments if any of the following occurs:

·	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
·	The SEC permits, by an order, the postponement for the protection of policyowners.
·	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
·	When mandated under applicable law.

In addition, pursuant to SEC rules, if the Transamerica Aegon Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon Money Market sub-account or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us in good order at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following :
•	The date the Policy matures.
•	The date the Policy lapses.
•	The date we receive (in good order) your written request to surrender or terminate; or
•	The date of the surviving insured’s death.

Assignment of the Policy

 You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date th e assignment form is received in good order by the Company and accepted in our administrative office, unless the Policy states otherwise.   We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account.  For purposes of the riders, the specified amount is the level term insurance amount we pay at death.  These riders may not be available in all states; certain benefits and features may vary by state and may be available under a different name in some states.  Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof at our mailing address that both joint insureds died while the rider was in force. The maximum face amount of this rider is equal to ten times the Base Policy coverage. The cost of insurance rates for this rider generally increase each year.

For Policies applied for on or after May 1, 2009, the rider cost of insurance rates are based on 2001 C.S.O. Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a monthly per unit charge of $0.02 per thousand of the initial rider face amount for 10 years, and will not assess this charge for longer than 20 years.

For Policies issued before January 1, 2009, the cost of insurance rates are based on 1980 C.S.O. Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a Monthly Death Benefit Guarantee Charge of $0.02 per thousand of initial rider face amount until the no lapse ending date.

This rider terminates on the anniversary nearest the younger joint insured’s 95th birthday, the date the Policy terminates, or the Monthiversary on which this rider is terminated by written notice to us at our mailing address.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof, in good order, of the insured’s death at our mailing address. The maximum face amount of this rider is equal to ten times the Base Policy coverage. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider:	·	Your request must be in writing and sent to our mailing address in good order.
	·	The rider has not reached the anniversary nearest to the insured’s 70th birthday.
	·	The new policy is any permanent insurance policy that we currently offer for conversion.
·
Subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and we will base your premium on the insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	·	The maturity date of the Policy.
	·	The Policy anniversary nearest to the insured’s 95th birthday.
	·	The date the Policy terminates.
	·	The date of death of the insured.
	·	The date of conversion of this rider. or
	·	The Monthiversary on which the rider is terminates upon the owner’s written request.

For Policies applied for on or after May 1, 2009, the rider guaranteed cost of insurance rates are based on the 2001 C.S.O. Table, taking into account the individual insured's attained age, gender, and underwriting class.

For Policies issued before January 1, 2009, the rider guaranteed cost of insurance rates are based on the 1980 C.S.O. Table, taking into account the individual insured's attained age, gender, and underwriting class.  We assess a Monthly Death Benefit Guarantee Charge of $0.01 per thousand of initial rider face amount until the no lapse ending date.

Living Benefit Rider (an Accelerated Death Benefit) (Available Under Policies applied for on or after May 1, 2009)

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the surviving insured's life expectancy.

We will pay a single-sum benefit equal to:

·	The death benefit on the date we pay the single-sum benefit; multiplied by
·	The percentage of the death benefit you elect to receive (“election percentage”); divided by
·	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
·	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	The death benefit available under the Policy once we receive satisfactory proof that the surviving insured is ill; plus
·	The benefit available under any Joint Insured Term Rider in force.

A single-sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:

·	The date the Policy terminates.
·	The date a settlement option takes effect.
·	The date we pay a single-sum benefit.
·	The date you terminate the rider.

We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider. If the rider is exercised, however, we do reduce the single-sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The terms of this rider may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single-sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $183,679.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

NOTE: Before adding this rider to a Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

Terminal Illness Accelerated Death Benefit Rider (Available under Policies issued before January 1, 2009)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a single-sum benefit equal to:

·	The death benefit on the date we pay the single-sum benefit; multiplied by
·	The percentage of the death benefit you elect to receive (“election percentage”); divided by
·
1 + i (“i” equals the interest rate determined under the Code S ection 846(c)(2) ( 1.79 % for 201 4 : also known as the Applicable Federal Interest Rate) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus

·	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	The death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus
·	The benefit available under any Joint Insured Term Rider or Wealth Protector Rider in force.
·	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:

·	The date the Policy terminates.
·	The date a settlement option takes effect.
·	The date we pay a single-sum benefit. or
·	The date you terminate the rider.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries which occur during the period specified in your Policy’s suicide provision.

We do not assess an administrative charge for this rider; however, if the rider is exercised, we do reduce the single-sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single-sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  The Applicable Federal Interest Rate for 201 4 is 1.79 % and the Policy loan interest rate is 5.2% in advance, or 5.49% in arrears.  Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $184,600, which is ($400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)). After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of requesting payment under the rider are uncertain; you should consult a tax advisor before doing so.

Additional Information

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Written Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.   We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. ("TCI" ) for the distribution and sale of policies. We pay commissions to TCI, which are passed onto selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions paid to firms selling the Policies, as described below).

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, Inc. (" TFA ") , may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2013 was, on average 79% % of all premiums made during the first Policy year, plus 3.5% of all premiums made during Policy years 2–10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA, TCI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing” arrangements, are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s main distribution channel is TFA, an affiliate, which sells Western Reserve products.  Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions including employee salaries, sales representative training and employee benefit that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors and certain affiliated firms   may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with the firm ’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by the representatives may be matched by the firm .   Certain sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.

S pecial compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms.   Overrides were offered as incentives for certain products to our affiliates, TFA and Life Investors Financial Group, in 2013.

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic, and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday- Friday from 8:30 a.m. - 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The WRL Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiary (ies).

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the surviving insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and, if the insured dies during the grace period, any charges that are due and unpaid. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.   The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey.

Frasier Method
An actuarial method for pricing a joint survivorship (also referred to as a "second-to-die") life product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the death of the first joint insured to die.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus.  The length of the free look period varies by state.  The free look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy or a supplemental rider, if any, is active and either insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured's age on his or her birthday on or before to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.
loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.  All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maturity date
The Policy anniversary nearest the younger joint insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

maximum fixed account value
For Policies applied for on or after May 1, 2009: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in effect.  A grace period will begin whenever   your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge or monthly per unit charge(depending on when you applied for your Policy), plus the monthly charge for any riders added to the Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount, plus any interest you paid in advance on the loan(s) for the period between the date of surrender and the next Policy anniversary.

no lapse date
Either (1) the latter of T arget P remium A ge 65 or five Policy years, or (2) the latter of target premium age 75 or ten Policy years, but not to exceed T arget P remium A ge 85.  You select the no lapse date on the Policy application.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date when our underwriting process is complete for both joint insureds, the full life insurance coverage goes into effect, the initial premium has been received, and we begin to make the monthly deductions from your net premium.  If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) until the reallocation date. Only available on Policies dated on or after May 1, 2009.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application.  We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free look right.  In those states that require us to return all premiums paid for the Policy in the event you exercise your free look right, we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery.  In all other states, the reallocation date is the later of the Policy date or the record date. Only available on Policies dated on or after May 1, 2009.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected shown on the Policy’s schedule page unless you decrease the Policy’s specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium age	The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years.

termination	When neither of the joint insured’s lives is insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Western Reserve is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company, WRL (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)
The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds is/are living.  If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
(Based On the 2001 C.S.O. Tables)

Appendix A-1 - Illustrations (for Policies Applied for On Or After May 1, 2009)

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first illustration that follows is based on a Policy for insureds who are a 55 year old male and a 50 year old female, both in the Select Non-Tobacco rate class (the “representative insureds”), annual premium paid on the first day of each Policy year of $10,960, a $1,000,000 initial specified amount and death benefit Option A.  That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration reflects the current charges for a Policy, and the guaranteed illustration reflects guaranteed charges for a Policy.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge currently is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years.  We may reduce this charge to 0.30% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.21 % of the portfolios’ gross average daily net assets.  The 1.21 % gross average portfolio expense level assumes an equal allocation of amounts among the 66 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 201 3 for the portfolios to calculate the gross average annual expense level;

the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter; higher charges apply to policies issued to residents of Puerto Rico);
(3)	) and cash value charges using the current monthly Policy charge and Per Unit Cost; and
(4)	the surrender charge per $1,000 of the initial specified amount applied to surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insureds’ ages, genders, risk classifications and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

 FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000
Death Benefit Option A
Annual Premium                                $10,960
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9 (Net)	10% (Gross) 8.7 9% (Net)
1	1,000,000	1,000,000	1,000,000	9,006	9,589	9,978
2	1,000,000	1,000,000	1,000,000	17,796	19,524	20,715
3	1,000,000	1,000,000	1,000,000	26,365	29,809	32,263
4	1,000,000	1,000,000	1,000,000	34,711	40,451	44,678
5	1,000,000	1,000,000	1,000,000	42,827	51,452	58,017
6	1,000,000	1,000,000	1,000,000	50,706	62,813	72,341
7	1,000,000	1,000,000	1,000,000	58,334	74,532	87,710
8	1,000,000	1,000,000	1,000,000	65,695	86,601	104,188
9	1,000,000	1,000,000	1,000,000	72,771	99,012	121,839
10	1,000,000	1,000,000	1,000,000	79,542	111,753	140,738
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	114,376	187,418	265,169
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	139,708	277,067	451,132
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	140,973	370,657	722,583
30 (Younger's Age 80)	1,000,000	1,000,000	1,196,559	93,369	455,808	1,139,580
35 (Younger's Age 85)	*	1,000,000	1,850,706	*	512,392	1,762,577
40 (Younger's Age 90)	*	1,000,000	2,801,875	*	505,702	2,668,452
45 (Younger's Age 95)	*	1,000,000	4,055,970	*	357,724	4,015,812
50 (Younger's Age 100)	*	*	6,103,557	*	*	6,103,557

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)	End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)
1	-	-	-	10	73,642	105,853	134,838
2	6,586	8,314	9,505	15 (Younger's Age 65)	114,376	187,418	265,169
3	15,391	18,835	21,289	20 (Younger's Age 70)	139,708	277,067	451,132
4	23,973	29,713	33,940	25 (Younger's Age 75)	140,973	370,657	722,583
5	32,325	40,950	47,515	30 (Younger's Age 80)	93,369	455,808	1,139,580
6	40,676	52,783	62,311	35 (Younger's Age 85)	*	512,392	1,762,577
7	48,894	65,092	78,270	40 (Younger's Age 90)	*	505,702	2,668,452
8	57,435	78,341	95,928	45 (Younger's Age 95)	*	357,724	4,015,812
9	65,691	91,932	114,759	50 (Younger's Age 100)	*	*	6,103,557
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000
Death Benefit Option A
Annual Premium                                $10,960

Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)
1	1,000,000	1,000,000	1,000,000	9,006	9,589	9,978
2	1,000,000	1,000,000	1,000,000	17,758	19,485	20,675
3	1,000,000	1,000,000	1,000,000	26,278	29,717	32,167
4	1,000,000	1,000,000	1,000,000	34,559	40,286	44,504
5	1,000,000	1,000,000	1,000,000	42,592	51,192	57,739
6	1,000,000	1,000,000	1,000,000	50,365	62,430	71,926
7	1,000,000	1,000,000	1,000,000	57,858	73,989	87,116
8	1,000,000	1,000,000	1,000,000	65,048	85,853	103,362
9	1,000,000	1,000,000	1,000,000	71,907	98,002	120,716
10	1,000,000	1,000,000	1,000,000	78,409	110,415	139,239
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	106,166	177,653	254,186
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	117,250	245,610	410,789
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	100,190	305,975	630,563
30 (Younger's Age 80)	1,000,000	1,000,000	1,000,636	12,699	325,033	952,987
35 (Younger's Age 85)	*	1,000,000	1,511,472	*	234,963	1,439,497
40 (Younger's Age 90)	*	*	2,223,965	*	*	2,118,062
45 (Younger's Age 95)	*	*	3,127,595	*	*	3,096,629
50 (Younger's Age 100)	*	*	4,593,450	*	*	4,593,450

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)	End of Policy Year	0% (Gross) -1.2 1% (Net)	6% (Gross) 4.7 9% (Net)	10% (Gross) 8.7 9% (Net)
1	-	-	-	10	72,509	104,515	133,339
2	6,548	8,275	9,465	15 (Younger's Age 65)	106,166	177,653	254,186
3	15,304	18,743	21,193	20 (Younger's Age 70)	117,250	245,610	410,789
4	23,821	29,548	33,766	25 (Younger's Age 75)	100,190	305,975	630,563
5	32,090	40,690	47,237	30 (Younger's Age 80)	12,699	325,033	952,987
6	40,335	52,400	61,896	35 (Younger's Age 85)	*	234,963	1,439,497
7	48,418	64,549	77,676	40 (Younger's Age 90)	*	*	2,118,062
8	56,788	77,593	95,102	45 (Younger's Age 95)	*	*	3,096,629
9	64,827	90,922	113,636	50 (Younger's Age 100)	*	*	4,593,450
* In the absence of an additional payment, the Policy would lapse.

Appendix A-2 – Surrender Charge Factors

For Policies Applied For On or After May 1, 2009
Surrender Charge Factors
Factor for Target Premium Age:
End of Policy Year	0 – 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 80
At Issue	100%	100%	100%	100%	100%	100%	100%	100%	100%
1	100%	98%	98%	97%	97%	96%	96%	95%	94%
2	100%	97%	96%	95%	94%	93%	92%	91%	89%
3	100%	96%	94%	93%	91%	90%	88%	87%	84%
4	100%	94%	92%	91%	88%	87%	84%	83%	79%
5	100%	92%	90%	89%	85%	84%	80%	79%	74%
6	90%	90%	90%	85%	82%	81%	76%	75%	69%
7	80%	80%	80%	80%	80%	77%	72%	71%	64%
8	70%	70%	70%	70%	70%	70%	70%	67%	59%
9	60%	60%	60%	60%	60%	60%	60%	60%	54%
10	50%	50%	50%	50%	50%	50%	50%	50%	49%
11	40%	40%	40%	40%	40%	40%	40%	40%	40%
12	30%	30%	30%	30%	30%	30%	30%	30%	30%
13	20%	20%	20%	20%	20%	20%	20%	20%	20%
14	10%	10%	10%	10%	10%	10%	10%	10%	10%
15+	0%	0%	0%	0%	0%	0%	0%	0%	0%

Surrender Charge Example: Assume a 31 year old male and a 29 year old female, both non-tobacco users, purchase the Policy. The Target Premium Age is 30.  Specified amount is $100,000. The Policy is surrendered at the end of Policy year 6. The surrender charge per $1,000 of specified amount is $5.12. This is multiplied by the surrender charge factor of 90%.

The surrender charge                                           =   The surrender charge per $1,000 ($5.12)
x   The number of thousands of initial specified amount (100)
x   The surrender charge factor (0.90)
=    $460.80.

For Policies issued in the State of Pennsylvania, the following surrender charge percentage table applies:

Surrender Charge Percentages (Pennsylvania)
Policy Year	Issue Ages 20-69	Issue Ages 70-74	Issue Ages 75-80
1	100%	100%	100%
2	100%	100%	96%
3	100%	100%	89%
4	100%	100%	83%
5	100%	95%	77%
6	100%	90%	73%
7	100%	85%	68%
8	100%	80%	65%
9	95%	76%	61%
10	90%	72%	58%
11	80%	68%	55%
12	60%	60%	51%
13	40%	40%	40%
14	20%	20%	20%
15	0%	0%	0%

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Western Reserve Life
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
1-800-851-9777
Facsimile:  1-727-299-1620
(Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 33-69138/811-4420

05/201 4

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 4

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM WEALTH PROTECTORâ
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Wealth Protectorâ joint survivorship flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio.  You may obtain a copy of the prospectus dated May 1, 201 4 , by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products - Service
Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00187-05/201 4

Table of Contents

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Underwriters
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve's Published Ratings
Hypothetical In Force Illustration
Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio
Appendix A

1 1 1 2 2 2 2 3 3 3 3 4 4 4 4 4 5 5 5 5 5 5 6 6 6 S-1 G-1

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner’s consent will be required to exercise ownership rights.  If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	·	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the surviving insured is alive and the Policy is in force.
	·	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	·	Changing the owner does not automatically change the beneficiary.
	·	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	·	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	·	The owner designates the beneficiary (the person to receive the death benefit when the surviving insured dies) in the application.
	·	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	·	If the beneficiary dies before the surviving insured, then any contingent beneficiary becomes the surviving beneficiary.
	·	If both the beneficiary and contingent beneficiary die before the surviving insured, then the death benefit will be paid to the owner or the owner's estate upon the surviving insured's death.

Changing the Beneficiary	·	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	·	Change is effective as of the date the owner signs the written notice.
	·	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	·	The owner may assign Policy rights while either or both joint insureds are alive.
	·	The owner retains any ownership rights that are not assigned.
	·	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	·	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	·	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, joint insureds or beneficiary(ies).
	·	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

1

    In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force, while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.  At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died.  We can still contest the Policy’s validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

Suicide Exclusion

If either joint insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid within such two year period, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

2

    If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.   All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law.  Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with issuance of the Policy.

3

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include differences in charges, or Policy features may be unavailable or known by a different name.  Please refer to your Policy; any variations will be included in your Policy or in rider or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value.  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, Transamerica Capital, Inc. (“TCI”) , serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal years 201 3 , 201 2 and 20 11 , the amounts paid to TCI in connection with all Policies sold through the separate account were $12,715,049.51, $14,916,446, and $17,156,676, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales and does not retain any portion of any commissions.   Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

4

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 201 3 , and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 201 3 and 201 2 , and for each of the three years in the period ended December 31, 201 3 , appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by  Donald Morden , Assistant Vice President and Associate Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the consent filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.  Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents.  Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to each joint insured's gender, issue age on the Policy date, specified amount band, length of time from the Policy date, and underwriting class. We currently place each joint insured into one the following underwriting classes:

·	ultimate select (preferred) non-tobacco use;
·	select (non-preferred) non-tobacco use;
·	ultimate standard (preferred) tobacco use;
·	standard (non-preferred) tobacco use.

We then place the joint insureds into one of the following non-sub-standard underwriting classes:

·	combination of two non-tobacco users;
·	combination of two tobacco users; and
·	combination of a tobacco user and a non-tobacco user.

We also place joint insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
·	other variable life issuers in general;
·
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

·	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
·	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

5

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Fitch, Inc.. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Hypothetical In Force Illustrations

Appendix A contains a sample hypothetical  In Force illustration that shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect the policyowner’s death benefit levels, cash and surrender values.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 201 3 and 201 2 and for each of the three years in the period ended December 31, 201 3 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements dated December 31, 201 3 , which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

6

EY
Building a better working world

Ernst & Young LLP Suite 3000
801Grand AvenueDes Moines, lA 50309-2764

Tel: +1515 243 2727
Fax: +1515 362 7200

The Board of Directors and Contract Owners

Of WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Life Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's   internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's  internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures   included   confirmation   of   securities   owned   as   of   December   31,   2013   by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Life Account, at December 31,2013, the results oftheir  operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa

April 28, 2014

A member  firm of Ernst & Young Global Limited

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Assets and Liabilities December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Balanced Wealth Strategy Class B Shares	119,934.123	$1,459,833	$1,637,101	$(1)	$1,637,100	96,496	$ 12.355811	$ 17.665367
Fidelity® VIP Contrafund® Service Class 2	627,758.128	15,963,711	21,199,392	(2)	21,199,390	1,061,778	14.020766	20.013995
Fidelity® VIP Equity-Income Service Class 2	502,007.111	10,858,400	11,485,923	(2)	11,485,921	627,239	14.212334	18.356476
Fidelity® VIP Growth Opportunities Service Class 2	221,959.058	4,084,343	6,587,745	2	6,587,747	495,704	13.288362	15.835002
Fidelity® VIP Index 500 Service Class 2	106,895.651	15,190,999	19,728,661	(13)	19,728,648	1,059,391	14.682625	19.469248
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	290,982.871	2,242,475	2,194,011	1	2,194,012	114,612	13.300390	19.940509
Access VP High Yield	196,878.416	5,741,053	5,908,321	(1)	5,908,320	354,737	12.600722	17.510682
ProFund VP Asia 30	93,204.808	4,654,949	5,217,605	1	5,217,606	578,009	8.977163	10.202458
ProFund VP Basic Materials	70,225.572	3,362,756	3,893,306	24	3,893,330	382,073	10.027675	10.718093
ProFund VP Bull	144,056.708	4,912,118	5,456,868	(4)	5,456,864	379,024	13.754578	14.521932
ProFund VP Consumer Services	59,443.245	2,723,150	3,394,209	-	3,394,209	174,922	17.217920	20.920899
ProFund VP Emerging Markets	219,992.582	5,635,491	5,253,423	(2,378)	5,251,045	763,357	6.860433	8.314749
ProFund VP Europe 30	27,446.855	616,099	710,050	1	710,051	70,112	10.077904	12.020777
ProFund VP Falling U.S. Dollar	27,271.186	750,826	757,594	(1)	757,593	91,312	7.874793	9.245773
ProFund VP Financials	127,207.539	3,020,217	3,559,267	46	3,559,313	384,821	9.192863	13.528156
ProFund VP International	113,881.020	2,552,908	2,733,144	35	2,733,179	297,995	9.143276	11.419377
ProFund VP Japan	133,371.978	2,242,376	2,520,730	(591)	2,520,139	264,230	9.507379	14.326343
ProFund VP Mid-Cap	153,147.270	4,762,679	5,239,168	655	5,239,823	354,544	13.596900	15.530244
ProFund VP Money Market	15,946,965.500	15,946,966	15,946,966	4,349	15,951,315	1,587,303	9.239971	10.546944
ProFund VP NASDAQ-100	251,002.282	6,506,831	7,650,550	272	7,650,822	370,711	15.020042	20.904236
ProFund VP Oil & Gas	144,474.584	6,860,410	7,726,501	(1)	7,726,500	716,936	9.683747	11.504333
ProFund VP Pharmaceuticals	132,395.605	3,947,831	4,526,606	7	4,526,613	272,535	16.555338	17.445073
ProFund VP Precious Metals	165,452.984	5,385,983	3,896,418	(7)	3,896,411	888,589	4.370272	4.605538
ProFund VP Short Emerging Markets	32,514.186	412,505	421,709	6	421,715	83,885	4.550910	9.172235
ProFund VP Short International	33,111.148	519,975	425,809	3	425,812	91,408	4.243829	6.627263
ProFund VP Short NASDAQ-100	119,306.949	682,753	578,639	4	578,643	198,467	2.902010	5.366754
ProFund VP Short Small-Cap	255,367.835	1,300,552	1,095,528	(2)	1,095,526	418,451	2.483097	5.264126
ProFund VP Small-Cap	225,961.612	8,181,855	8,995,532	1,649	8,997,181	575,020	14.225744	15.840460
ProFund VP Small-Cap Value	122,871.113	4,679,130	5,133,555	1,633	5,135,188	328,402	14.772168	16.481570
ProFund VP Telecommunications	76,640.985	678,002	672,141	1	672,142	54,824	12.198288	13.401226
ProFund VP U.S. Government Plus	130,783.996	2,931,010	2,316,185	12	2,316,197	185,209	11.998188	13.144663
ProFund VP UltraNASDAQ-100	169,137.261	6,489,645	8,712,260	-	8,712,260	524,419	16.442301	16.771435
ProFund VP UltraSmall-Cap	434,966.489	7,983,390	10,830,666	2	10,830,668	687,819	15.672330	18.182846
ProFund VP Utilities	59,714.208	2,104,928	2,094,774	(2)	2,094,772	187,028	10.435155	12.928726
TA Aegon Active Asset Allocation - Conservative Initial Class	959,112.587	9,922,786	10,559,830	(4)	10,559,826	949,238	10.943511	11.560433
TA Aegon Active Asset Allocation - Moderate Initial Class	253,610.661	2,744,268	2,939,348	1	2,939,349	255,835	11.292449	11.656557
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	2,837,707.574	27,381,609	33,768,720	(166)	33,768,554	2,854,987	11.622154	12.865116
TA Aegon High Yield Bond Initial Class	2,355,435.888	19,341,765	19,314,574	1,016	19,315,590	958,905	12.522507	20.433261
TA Aegon Money Market Initial Class	37,528,493.470	37,528,493	37,528,493	(29)	37,528,464	2,061,971	9.316270	20.398106
TA Aegon U.S. Government Securities Initial Class	644,957.393	8,437,342	7,952,325	(677)	7,951,648	548,374	10.958200	14.663209
TA AllianceBernstein Dynamic Allocation Initial Class	380,471.742	3,157,487	3,473,707	(14)	3,473,693	211,633	10.648655	16.846779
TA Asset Allocation - Conservative Initial Class	3,270,800.577	32,676,153	36,960,047	(38)	36,960,009	2,123,723	11.789846	17.538227

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Assets and Liabilities December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation - Growth Initial Class	27,296,760.346	$262,417,873	$308,453,392	$3,111	$308,456,503	16,494,167	$12.873074	$19.073415
TA Asset Allocation - Moderate Initial Class	7,122,044.436	71,382,027	86,176,738	(39)	86,176,699	4,718,623	12.177407	18.416756
TA Asset Allocation - Moderate Growth Initial Class	24,489,882.351	269,810,367	312,490,899	2,919	312,493,818	16,718,753	12.571518	18.790500
TA Barrow Hanley Dividend Focused Initial Class	3,613,877.643	50,835,306	69,350,312	144	69,350,456	2,340,738	13.051362	32.660389
TA BlackRock Global Allocation Initial Class	525,994.992	5,036,613	5,486,128	2	5,486,130	475,997	11.328843	11.687343
TA BlackRock Tactical Allocation Initial Class	459,212.315	4,740,316	5,010,006	3	5,010,009	422,236	11.663657	12.032649
TA BNP Paribas Large Cap Growth Initial Class	302,059.738	5,316,438	6,959,456	(6)	6,959,450	300,744	14.428149	24.096790
TA Clarion Global Real Estate Securities Initial Class	4,075,407.986	47,462,447	47,560,011	(103)	47,559,908	1,637,406	10.986776	31.425633
TA Hanlon Income Initial Class	2,299,305.940	25,658,118	25,637,261	(148)	25,637,113	2,168,193	10.927524	12.292544
TA International Moderate Growth Initial Class	1,187,503.576	9,919,081	11,863,161	(458)	11,862,703	1,035,656	11.024814	12.309103
TA Janus Balanced Initial Class	759,962.394	8,054,699	9,621,124	(71)	9,621,053	776,819	11.456573	12.852511
TA Jennison Growth Initial Class	1,548,826.511	13,438,357	16,587,932	944	16,588,876	997,359	15.131767	17.172210
TA JPMorgan Core Bond Initial Class	3,374,812.019	42,779,129	42,590,128	55	42,590,183	1,189,246	10.950996	44.008979
TA JPMorgan Enhanced Index Initial Class	398,090.513	5,437,411	7,002,412	6	7,002,418	363,316	14.808199	19.916705
TA JPMorgan Mid Cap Value Initial Class	400,053.591	5,383,104	8,409,126	6	8,409,132	297,704	15.470946	28.390027
TA JPMorgan Tactical Allocation Initial Class	3,826,358.202	51,185,970	50,814,037	(66)	50,813,971	1,836,341	10.218215	36.047329
TA MFS International Equity Initial Class	5,066,375.747	36,636,346	44,178,797	(53)	44,178,744	2,542,705	11.892127	17.849759
TA Morgan Stanley Capital Growth Initial Class	2,774,166.053	31,712,605	41,973,132	(245)	41,972,887	1,614,954	15.367704	26.415253
TA Morgan Stanley Mid-Cap Growth Initial Class	10,562,229.075	267,847,412	400,730,971	(5,247)	400,725,724	6,801,694	13.605045	73.383598
TA Multi-Managed Balanced Initial Class	9,034,369.585	103,085,116	122,596,395	(487)	122,595,908	5,788,779	13.152086	21.225720
TA PIMCO Tactical - Balanced Initial Class	623,153.044	6,716,367	7,222,344	(1)	7,222,343	619,030	10.756257	12.125705
TA PIMCO Tactical - Conservative Initial Class	899,022.997	9,675,498	9,862,282	148	9,862,430	892,693	9.964341	11.487913
TA PIMCO Tactical - Growth Initial Class	1,197,589.376	12,939,141	13,712,398	76	13,712,474	1,186,871	10.142407	12.013286
TA PIMCO Total Return Initial Class	2,393,815.772	28,545,739	27,193,747	2	27,193,749	1,680,310	11.014671	16.405073
TA Systematic Small/Mid Cap Value Initial Class	5,603,462.449	108,919,284	132,633,956	575	132,634,531	4,447,355	14.460043	30.555964
TA T. Rowe Price Small Cap Initial Class	3,878,867.021	43,187,970	55,235,066	(524)	55,234,542	2,153,737	15.786342	26.762648
TA Vanguard ETF - Balanced Initial Class	73,646.529	813,299	870,502	(1)	870,501	69,037	12.023765	13.230608
TA Vanguard ETF - Growth Initial Class	311,555.507	3,206,357	3,470,728	5	3,470,733	269,355	12.740878	13.501839
TA WMC Diversified Growth Initial Class	27,545,189.146	658,218,427	877,038,822	(6,046)	877,032,776	42,951,581	13.197108	20.523353

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

Year Ended December 31, 2012, Except as Noted
		Investment Income:	Investment Expense:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
AllianceBernstein Balanced Wealth Strategy Class B Shares
	$647,958	$14,996	$6,674	$8,322	$0	$20,671	$20,671	$58,756	$79,427	$87,749	$188,644	$276,393	$924,351
Fidelity® VIP Contrafund® Service Class 2
	15,287,373	185,584	148,975	36,609	-	70,872	70,872	2,164,818	2,235,690	2,272,299	(911,276)	1,361,023	16,648,396
Fidelity® VIP Equity-Income Service Class 2
	7,793,281	243,512	74,381	169,131	535,153	(158,049)	377,104	661,774	1,038,878	1,208,009	(439,164)	768,845	8,562,126
Fidelity® VIP Growth Opportunities Service Class 2
	3,926,217	7,393	43,353	(35,960)	-	21,935	21,935	698,001	719,936	683,976	208,206	892,182	4,818,399
Fidelity® VIP Index 500 Service Class 2
	9,370,215	231,118	91,769	139,349	135,160	271,893	407,053	854,941	1,261,994	1,401,343	1,772,160	3,173,503	12,543,718
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	669,001	22,583	7,947	14,636	-	13,634	13,634	87,730	101,364	116,000	265,328	381,328	1,050,329
Access VP High Yield
	2,258,889	125,872	24,252	101,620	-	43,444	43,444	186,986	230,430	332,050	1,037,149	1,369,199	3,628,088
ProFund VP Asia 30
	3,927,613	-	38,143	(38,143)	-	(485,676)	(485,676)	898,915	413,239	375,096	(10,181)	364,915	4,292,528
ProFund VP Basic Materials
	4,487,958	14,250	39,058	(24,808)	-	(142,088)	(142,088)	410,776	268,688	243,880	(432,450)	(188,570)	4,299,388
ProFund VP Bull
	2,419,318	-	23,063	(23,063)	-	295,744	295,744	(28,252)	267,492	244,429	(136,156)	108,273	2,527,591
ProFund VP Consumer Services
	1,868,275	-	13,166	(13,166)	4,562	233,284	237,846	42,707	280,553	267,387	(488,732)	(221,345)	1,646,930
ProFund VP Emerging Markets
	5,637,656	67,524	56,818	10,706	-	(766,440)	(766,440)	1,014,391	247,951	258,657	3,264,163	3,522,820	9,160,476
ProFund VP Europe 30
	322,844	10,425	3,775	6,650	-	9,334	9,334	93,102	102,436	109,086	1,476,736	1,585,822	1,908,666
ProFund VP Falling U.S. Dollar
	612,079	-	4,350	(4,350)	-	(33,177)	(33,177)	27,753	(5,424)	(9,774)	(20,748)	(30,522)	581,557
ProFund VP Financials
	1,628,344	3,102	18,260	(15,158)	-	(39,058)	(39,058)	345,050	305,992	290,834	138,400	429,234	2,057,578
ProFund VP International
	1,434,875	-	13,412	(13,412)	-	(127,758)	(127,758)	355,345	227,587	214,175	465,737	679,912	2,114,787
ProFund VP Japan
	1,222,963	-	3,162	(3,162)	-	(86,108)	(86,108)	70,723	(15,385)	(18,547)	(973,126)	(991,673)	231,290
ProFund VP Mid-Cap
	2,408,185	-	35,901	(35,901)	-	446,912	446,912	214,357	661,269	625,368	1,701,172	2,326,540	4,734,725
ProFund VP Money Market
	21,461,631	3,488	151,097	(147,609)	-	-	-	-	-	(147,609)	(4,438,881)	(4,586,490)	16,875,141
ProFund VP NASDAQ-100
	8,536,019	-	82,829	(82,829)	-	1,900,564	1,900,564	14,423	1,914,987	1,832,158	(4,256,364)	(2,424,206)	6,111,813
ProFund VP Oil & Gas
	6,560,703	7,807	60,387	(52,580)	567,477	(291,208)	276,269	(191,974)	84,295	31,715	343,382	375,097	6,935,800

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from operations
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
ProFund VP Pharmaceuticals
	$3,002,517	$32,378	$23,043	$9,335	$0	$274,518	$274,518	($38,114)	$236,404	$245,739	($660,602)	($414,863)	$2,587,654
ProFund VP Precious Metals
	8,366,429	-	69,579	(69,579)	-	(711,592)	(711,592)	(589,571)	(1,301,163)	(1,370,742)	457,093	(913,649)	7,452,780
ProFund VP Short Emerging Markets
	588,647	-	4,314	(4,314)	-	(40,823)	(40,823)	(38,943)	(79,766)	(84,080)	(85,466)	(169,546)	419,101
ProFund VP Short International
	664,257	-	5,679	(5,679)	23,144	(84,977)	(61,833)	(74,010)	(135,843)	(141,522)	20,927	(120,595)	543,662
ProFund VP Short NASDAQ-100
	964,827	-	8,604	(8,604)	-	(249,254)	(249,254)	13,731	(235,523)	(244,127)	197,703	(46,424)	918,403
ProFund VP Short Small-Cap
	1,119,129	-	8,369	(8,369)	-	(187,309)	(187,309)	791	(186,518)	(194,887)	(181,571)	(376,458)	742,671
ProFund VP Small-Cap
	1,729,449	-	38,541	(38,541)	100,003	(11,188)	88,815	156,522	245,337	206,796	4,017,443	4,224,239	5,953,688
ProFund VP Small-Cap Value
	584,329	-	28,703	(28,703)	-	52,706	52,706	104,561	157,267	128,564	3,884,767	4,013,331	4,597,660
ProFund VP Telecommunications
	243,416	16,249	8,700	7,549	-	148,543	148,543	1,998	150,541	158,090	641,501	799,591	1,043,007
ProFund VP U.S. Government Plus
	5,859,541	-	58,593	(58,593)	1,052,718	188,817	1,241,535	(1,253,036)	(11,501)	(70,094)	2,234,257	2,164,163	8,023,704
ProFund VP UltraNASDAQ-100(1)
	-	-	15,739	(15,739)	-	325,483	325,483	(107,712)	217,771	202,032	2,103,999	2,306,031	2,306,031
ProFund VP UltraSmall-Cap
	5,757,669	-	46,135	(46,135)	-	809,063	809,063	106,390	915,453	869,318	(2,437,805)	(1,568,487)	4,189,182
ProFund VP Utilities
	3,795,806	66,490	26,222	40,268	-	182,944	182,944	(282,515)	(99,571)	(59,303)	(1,490,137)	(1,549,440)	2,246,366
TA AEGON Active Asset Allocation - Conservative Initial Class
	4,719,304	27,004	60,699	(33,695)	34,819	69,207	104,026	326,715	430,741	397,046	2,673,778	3,070,824	7,790,128
TA AEGON Active Asset Allocation - Moderate Initial Class
	852,713	2,130	11,286	(9,156)	1,505	36,551	38,056	64,020	102,076	92,920	777,067	869,987	1,722,700
TA AEGON Active Asset Allocation - Moderate Growth Initial Class
	28,522,037	193,754	243,569	(49,815)	-	241,099	241,099	2,651,384	2,892,483	2,842,668	(2,023,280)	819,388	29,341,425
TA AEGON High Yield Bond Initial Class
	15,387,057	1,336,224	181,310	1,154,914	-	271,332	271,332	1,554,227	1,825,559	2,980,473	5,230,950	8,211,423	23,598,480
TA AEGON Money Market Initial Class
	49,515,480	2,305	396,747	(394,442)	-	-	-	-	-	(394,442)	(7,718,192)	(8,112,634)	41,402,846
TA AEGON U.S. Government Securities Initial Class
	12,040,949	193,388	96,096	97,292	281,268	76,754	358,022	(44,084)	313,938	411,230	(652,160)	(240,930)	11,800,019
TA AllianceBernstein Dynamic Allocation Initial Class
	3,015,977	27,665	28,309	(644)	-	(8,403)	(8,403)	171,938	163,535	162,891	218,171	381,062	3,397,039
TA Asset Allocation - Conservative Initial Class
	40,133,908	1,332,645	371,237	961,408	-	-	647,358	1,058,224	1,705,582	2,666,990	(328,955)	2,338,035	42,471,943

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Asset Allocation - Growth Initial Class
	$238,137,274	$3,389,090	$2,171,012	$1,218,078	$0	($7,437,969)	($7,437,969)	$33,604,600	$26,166,631	$27,384,709	($9,527,913)	$17,856,796	$255,994,070
TA Asset Allocation - Moderate Initial Class
	82,588,491	2,168,740	716,680	1,452,060	-	(2,155,334)	(2,155,334)	7,427,760	5,272,426	6,724,486	(8,264,432)	(1,539,946)	81,048,545
TA Asset Allocation - Moderate Growth Initial Class
	271,487,804	6,960,136	2,408,621	4,551,515	-	(2,322,326)	(2,322,326)	23,552,020	21,229,694	25,781,209	(16,773,704)	9,007,505	280,495,309
TA Barrow Hanley Dividend Focused Initial Class
	58,346,888	1,073,118	527,887	545,231	-	(674,661)	(674,661)	6,379,435	5,704,774	6,250,005	(4,107,865)	2,142,140	60,489,028
TA BlackRock Global Allocation Initial Class
	1,832,732	116,028	24,039	91,989	80,419	(13,188)	67,231	71,956	139,187	231,176	1,646,857	1,878,033	3,710,765
TA BlackRock Tactical Allocation Initial Class
	1,074,808	59,050	19,534	39,516	89,344	23,094	112,438	21,399	133,837	173,353	2,083,782	2,257,135	3,331,943
TA BNP Paribas Large Cap Growth Initial Class
	3,339,827	32,659	34,091	(1,432)	-	184,586	184,586	352,333	536,919	535,487	177,107	712,594	4,052,421
TA Clarion Global Real Estate Securities Initial Class
	39,627,251	1,592,380	393,540	1,198,840	-	(5,590,112)	(5,590,112)	13,817,409	8,227,297	9,426,137	(650,848)	8,775,289	48,402,540
TA Hanlon Income Initial Class
	30,165,370	708,052	251,752	456,300	-	137,444	137,444	269,769	407,213	863,513	(1,135,338)	(271,825)	29,893,545
TA International Moderate Growth Initial Class
	10,957,032	311,328	88,450	222,878	-	(485,045)	(485,045)	1,422,071	937,026	1,159,904	(1,283,515)	(123,611)	10,833,421
TA Janus Balanced Initial Class
	8,735,617	-	74,937	(74,937)	-	9,813	9,813	1,073,332	1,083,145	1,008,208	(685,417)	322,791	9,058,408
TA Jennison Growth Initial Class
	15,313,587	11,700	135,479	(123,779)	1,193,687	1,521,713	2,715,400	91,262	2,806,662	2,682,883	(4,792,434)	(2,109,551)	13,204,036
TA JPMorgan Core Bond Initial Class
	55,847,749	1,462,219	503,457	958,762	22,457	900,560	923,017	379,747	1,302,764	2,261,526	(3,147,971)	(886,445)	54,961,304
TA JPMorgan Enhanced Index Initial Class
	4,287,113	43,178	36,028	7,150	-	394,458	394,458	161,970	556,428	563,578	(235,514)	328,064	4,615,177
TA JPMorgan Mid Cap Value Initial Class
	6,976,202	53,687	65,220	(11,533)	-	120,803	120,803	1,172,138	1,292,941	1,281,408	(974,501)	306,907	7,283,109
TA JPMorgan Tactical Allocation Initial Class
	58,567,573	347,109	510,278	(163,169)	-	(2,326,995)	(2,326,995)	6,283,315	3,956,320	3,793,151	(3,857,180)	(64,029)	58,503,544
TA MFS International Equity Initial Class
	35,715,997	623,763	336,094	287,669	-	(2,093,916)	(2,093,916)	8,973,054	6,879,138	7,166,807	(1,947,575)	5,219,232	40,935,229
TA Morgan Stanley Capital Growth Initial Class
	28,217,193	-	269,468	(269,468)	5,482,103	(507,320)	4,974,783	(716,995)	4,257,788	3,988,320	(3,131,500)	856,820	29,074,013
TA Morgan Stanley Mid-Cap Growth Initial Class
	320,319,419	-	2,906,653	(2,906,653)	16,069,972	6,519,362	22,589,334	5,156,982	27,746,316	24,839,663	(36,161,019)	(11,321,356)	308,998,063
TA Multi-Managed Balanced Initial Class
	109,394,054	1,842,586	1,014,790	827,796	17,061,517	1,701,777	18,763,294	(7,297,732)	11,465,562	12,293,358	(8,589,665)	3,703,693	113,097,747
TA PIMCO Tactical - Balanced Initial Class
	9,877,534	145,489	61,551	83,938	-	(251,066)	(251,066)	208,259	(42,807)	41,131	(2,699,835)	(2,658,704)	7,218,830

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA PIMCO Tactical - Conservative Initial Class
$9,346,564	$146,415	$82,669	$63,746	$0	($89,616)	($89,616)	$102,304	$12,688	$76,434	$391,628	$468,062	$9,814,626
TA PIMCO Tactical - Growth Initial Class
12,936,910	99,237	108,992	(9,755)	-	(163,709)	(163,709)	188,345	24,636	14,881	(524,796)	(509,915)	12,426,995
TA PIMCO Total Return Initial Class
33,381,877	1,438,403	299,499	1,138,904	-	570,687	570,687	436,358	1,007,045	2,145,949	1,689,184	3,835,133	37,217,010
TA Systematic Small/Mid Cap Value Initial Class
35,587,598	198,885	343,170	(144,285)	9,626,975	2,719,306	12,346,281	(6,615,996)	5,730,285	5,586,000	(164,792)	5,421,208	41,008,806
TA T. Rowe Price Small Cap Initial Class
26,401,828	-	282,450	(282,450)	2,569,391	4,123,894	6,693,285	(2,758,495)	3,934,790	3,652,340	(1,495,714)	2,156,626	28,558,454
TA Vanguard ETF - Balanced Initial Class
392,883	6,448	4,233	2,215	11,949	2,303	14,252	19,517	33,769	35,984	53,373	89,357	482,240
TA Vanguard ETF - Growth Initial Class
1,996,047	23,795	13,749	10,046	107,992	70,950	178,942	621	179,563	189,609	(780,545)	(590,936)	1,405,111
TA WMC Diversified Growth Initial Class
709,945,091	2,333,333	6,775,768	(4,442,435)	-	(4,566,559)	(4,566,559)	94,743,039	90,176,480	85,734,045	(68,855,531)	16,878,514	726,823,605

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:			Increase (Decrease)in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
AllianceBernstein Balanced Wealth Strategy Class B Shares
	$924,351	$30,499	$10,841	$19,658	$0	$46,747	$46,747	$116,427	$163,174	$182,832	$529,917	$712,749	$1,637,100
Fidelity® VIP Contrafund® Service Class 2
	16,648,396	159,832	168,866	(9,034)	5,597	(25,222)	(19,625)	4,965,574	4,945,949	4,936,915	(385,921)	4,550,994	21,199,390
Fidelity® VIP Equity-Income Service Class 2
	8,562,126	244,659	90,627	154,032	717,634	(146,380)	571,254	1,604,255	2,175,509	2,329,541	594,254	2,923,795	11,485,921
Fidelity® VIP Growth Opportunities Service Class 2
	4,818,399	2,655	49,686	(47,031)	3,087	517,796	520,883	1,241,379	1,762,262	1,715,231	54,117	1,769,348	6,587,747
Fidelity® VIP Index 500 Service Class 2
	12,543,718	298,163	135,654	162,509	151,119	917,402	1,068,521	3,048,361	4,116,882	4,279,391	2,905,539	7,184,930	19,728,648
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	1,050,329	180,757	15,026	165,731	299,325	(6,669)	292,656	(130,476)	162,180	327,911	815,772	1,143,683	2,194,012
Access VP High Yield
	3,628,088	110,197	36,617	73,580	104,662	231,279	335,941	(15,946)	319,995	393,575	1,886,657	2,280,232	5,908,320
ProFund VP Asia 30
	4,292,528	2,488	38,564	(36,076)	-	(203,334)	(203,334)	778,182	574,848	538,772	386,306	925,078	5,217,606
ProFund VP Basic Materials
	4,299,388	36,218	33,121	3,097	-	(176,258)	(176,258)	730,330	554,072	557,169	(963,227)	(406,058)	3,893,330
ProFund VP Bull
	2,527,591	-	39,705	(39,705)	62,717	457,065	519,782	512,332	1,032,114	992,409	1,936,864	2,929,273	5,456,864
ProFund VP Consumer Services
	1,646,930	5,881	21,936	(16,055)	6,665	221,442	228,107	593,987	822,094	806,039	941,240	1,747,279	3,394,209
ProFund VP Emerging Markets
	9,160,476	47,497	66,451	(18,954)	-	(549,094)	(549,094)	(568,676)	(1,117,770)	(1,136,724)	(2,772,707)	(3,909,431)	5,251,045
ProFund VP Europe 30
	1,908,666	6,637	15,763	(9,126)	-	(4,539)	(4,539)	4,228	(311)	(9,437)	(1,189,178)	(1,198,615)	710,051
ProFund VP Falling U.S. Dollar
	581,557	-	4,463	(4,463)	-	(30,386)	(30,386)	24,129	(6,257)	(10,720)	186,756	176,036	757,593
ProFund VP Financials
	2,057,578	9,963	26,009	(16,046)	-	401,106	401,106	367,699	768,805	752,759	748,976	1,501,735	3,559,313
ProFund VP International
	2,114,787	-	20,982	(20,982)	178,255	69,781	248,036	7,223	255,259	234,277	384,115	618,392	2,733,179
ProFund VP Japan
	231,290	-	10,679	(10,679)	-	160,664	160,664	254,853	415,517	404,838	1,884,011	2,288,849	2,520,139
ProFund VP Mid-Cap
	4,734,725	-	63,590	(63,590)	456,491	1,031,542	1,488,033	318,073	1,806,106	1,742,516	(1,237,418)	505,098	5,239,823
ProFund VP Money Market
	16,875,141	3,350	141,473	(138,123)	-	-	-	-	-	(138,123)	(785,703)	(923,826)	15,951,315
ProFund VP NASDAQ-100
	6,111,813	-	59,167	(59,167)	-	856,241	856,241	1,296,775	2,153,016	2,093,849	(554,840)	1,539,009	7,650,822
ProFund VP Oil & Gas
	6,935,800	30,673	63,568	(32,895)	272,133	(89,559)	182,574	1,357,598	1,540,172	1,507,277	(716,577)	790,700	7,726,500

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:			Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
ProFund VP Pharmaceuticals
	$2,587,654	$55,745	$30,752	$24,993	$151,238	$235,990	$387,228	$456,071	$843,299	$868,292	$1,070,667	$1,938,959	$4,526,613
ProFund VP Precious Metals
	7,452,780	-	42,153	(42,153)	-	(2,893,758)	(2,893,758)	198,582	(2,695,176)	(2,737,329)	(819,040)	(3,556,369)	3,896,411
ProFund VP Short Emerging Markets
	419,101	-	4,037	(4,037)	-	(61,354)	(61,354)	52,413	(8,941)	(12,978)	15,592	2,614	421,715
ProFund VP Short International
	543,662	-	4,384	(4,384)	-	(110,708)	(110,708)	(6,017)	(116,725)	(121,109)	3,259	(117,850)	425,812
ProFund VP Short NASDAQ-100
	918,403	-	7,304	(7,304)	-	(180,959)	(180,959)	(96,473)	(277,432)	(284,736)	(55,024)	(339,760)	578,643
ProFund VP Short Small-Cap
	742,671	-	10,723	(10,723)	-	(280,558)	(280,558)	(167,608)	(448,166)	(458,889)	811,744	352,855	1,095,526
ProFund VP Small-Cap
	5,953,688	-	49,293	(49,293)	119,306	964,036	1,083,342	596,909	1,680,251	1,630,958	1,412,535	3,043,493	8,997,181
ProFund VP Small-Cap Value
	4,597,660	12,963	31,197	(18,234)	-	868,698	868,698	352,581	1,221,279	1,203,045	(665,517)	537,528	5,135,188
ProFund VP Telecommunications
	1,043,007	27,332	7,982	19,350	41,378	20,403	61,781	(1,728)	60,053	79,403	(450,268)	(370,865)	672,142
ProFund VP U.S. Government Plus
	8,023,704	7,105	30,590	(23,485)	197,838	(684,449)	(486,611)	(406,400)	(893,011)	(916,496)	(4,791,011)	(5,707,507)	2,316,197
ProFund VP UltraNASDAQ-100(1)
	2,306,031	-	47,303	(47,303)	-	626,444	626,444	2,330,327	2,956,771	2,909,468	3,496,761	6,406,229	8,712,260
ProFund VP UltraSmall-Cap
	4,189,182	-	58,402	(58,402)	-	1,788,178	1,788,178	2,310,720	4,098,898	4,040,496	2,600,990	6,641,486	10,830,668
ProFund VP Utilities
	2,246,366	63,787	21,225	42,562	-	119,785	119,785	40,608	160,393	202,955	(354,549)	(151,594)	2,094,772
TA Aegon Active Asset Allocation - Conservative Initial Class
	7,790,128	131,131	90,892	40,239	131,587	185,731	317,318	261,693	579,011	619,250	2,150,448	2,769,698	10,559,826
TA Aegon Active Asset Allocation - Moderate Initial Class
	1,722,700	13,290	18,364	(5,074)	12,608	79,309	91,917	120,186	212,103	207,029	1,009,620	1,216,649	2,939,349
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	29,341,425	296,072	265,066	31,006	-	613,646	613,646	4,034,530	4,648,176	4,679,182	(252,053)	4,427,129	33,768,554
TA Aegon High Yield Bond Initial Class
	23,598,480	1,158,162	183,565	974,597	-	1,532,398	1,532,398	(1,475,867)	56,531	1,031,128	(5,314,018)	(4,282,890)	19,315,590
TA Aegon Money Market Initial Class
	41,402,846	2,020	345,856	(343,836)	-	-	-	-	-	(343,836)	(3,530,546)	(3,874,382)	37,528,464
TA Aegon U.S. Government Securities Initial Class
	11,800,019	197,926	78,367	119,559	185,209	(40,271)	144,938	(539,655)	(394,717)	(275,158)	(3,573,213)	(3,848,371)	7,951,648
TA AllianceBernstein Dynamic Allocation Initial Class
	3,397,039	39,899	29,992	9,907	-	153,145	153,145	48,069	201,214	211,121	(134,467)	76,654	3,473,693
TA Asset Allocation - Conservative Initial Class
	42,471,943	1,183,426	337,016	846,410	58,378	2,760,001	2,818,379	(603,717)	2,214,662	3,061,072	(8,573,006)	(5,511,934)	36,960,009

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:			Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Asset Allocation - Growth Initial Class
	$255,994,070	$3,427,804	$2,394,684	$1,033,120	$0	($4,255,599)	($4,255,599)	$67,755,941	$63,500,342	$64,533,462	($12,071,029)	$52,462,433	$308,456,503
TA Asset Allocation - Moderate Initial Class
	81,048,545	2,040,997	722,481	1,318,516	-	(581,555)	(581,555)	9,168,344	8,586,789	9,905,305	(4,777,151)	5,128,154	86,176,699
TA Asset Allocation - Moderate Growth Initial Class
	280,495,309	6,748,863	2,513,630	4,235,233	-	(38,417)	(38,417)	45,687,018	45,648,601	49,883,834	(17,885,325)	31,998,509	312,493,818
TA Barrow Hanley Dividend Focused Initial Class
	60,489,028	1,513,223	566,665	946,558	-	(520,060)	(520,060)	15,872,206	15,352,146	16,298,704	(7,437,276)	8,861,428	69,350,456
TA BlackRock Global Allocation Initial Class
	3,710,765	89,851	37,264	52,587	54,790	51,763	106,553	421,467	528,020	580,607	1,194,758	1,775,365	5,486,130
TA BlackRock Tactical Allocation Initial Class
	3,331,943	95,354	36,173	59,181	100,479	82,709	183,188	235,313	418,501	477,682	1,200,384	1,678,066	5,010,009
TA BNP Paribas Large Cap Growth Initial Class
	4,052,421	55,759	47,752	8,007	-	278,687	278,687	1,236,827	1,515,514	1,523,521	1,383,508	2,907,029	6,959,450
TA Clarion Global Real Estate Securities Initial Class
	48,402,540	2,720,130	438,213	2,281,917	-	(3,123,847)	(3,123,847)	2,228,021	(895,826)	1,386,091	(2,228,723)	(842,632)	47,559,908
TA Hanlon Income Initial Class
	29,893,545	1,217,607	228,956	988,651	-	159,772	159,772	(492,298)	(332,526)	656,125	(4,912,557)	(4,256,432)	25,637,113
TA International Moderate Growth Initial Class
	10,833,421	231,249	96,242	135,007	-	84,950	84,950	1,042,200	1,127,150	1,262,157	(232,875)	1,029,282	11,862,703
TA Janus Balanced Initial Class
	9,058,408	76,999	78,983	(1,984)	-	315,031	315,031	1,286,911	1,601,942	1,599,958	(1,037,313)	562,645	9,621,053
TA Jennison Growth Initial Class
	13,204,036	34,365	115,310	(80,945)	991,955	286,269	1,278,224	3,036,269	4,314,493	4,233,548	(848,708)	3,384,840	16,588,876
TA JPMorgan Core Bond Initial Class
	54,961,304	1,384,040	429,513	954,527	-	967,664	967,664	(3,313,464)	(2,345,800)	(1,391,273)	(10,979,848)	(12,371,121)	42,590,183
TA JPMorgan Enhanced Index Initial Class
	4,615,177	37,849	48,982	(11,133)	39,389	282,257	321,646	1,226,685	1,548,331	1,537,198	850,043	2,387,241	7,002,418
TA JPMorgan Mid Cap Value Initial Class
	7,283,109	38,197	71,260	(33,063)	91,544	329,860	421,404	1,725,105	2,146,509	2,113,446	(987,423)	1,126,023	8,409,132
TA JPMorgan Tactical Allocation Initial Class
	58,503,544	597,856	467,565	130,291	-	(1,452,268)	(1,452,268)	3,709,395	2,257,127	2,387,418	(10,076,991)	(7,689,573)	50,813,971
TA MFS International Equity Initial Class
	40,935,229	477,227	380,345	96,882	-	(1,799,797)	(1,799,797)	8,311,026	6,511,229	6,608,111	(3,364,596)	3,243,515	44,178,744
TA Morgan Stanley Capital Growth Initial Class
	29,074,013	227,815	296,485	(68,670)	149,329	(139,008)	10,321	13,291,604	13,301,925	13,233,255	(334,381)	12,898,874	41,972,887
TA Morgan Stanley Mid-Cap Growth Initial Class
	308,998,063	2,868,497	3,107,432	(238,935)	7,180,039	10,044,069	17,224,108	95,909,828	113,133,936	112,895,001	(21,167,340)	91,727,661	400,725,724
TA Multi-Managed Balanced Initial Class
	113,097,747	1,869,038	1,047,337	821,701	3,832,854	1,923,401	5,756,255	11,998,614	17,754,869	18,576,570	(9,078,409)	9,498,161	122,595,908
TA PIMCO Tactical - Balanced Initial Class
	7,218,830	45,900	60,512	(14,612)	-	40,461	40,461	748,230	788,691	774,079	(770,566)	3,513	7,222,343

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:			Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA PIMCO Tactical - Conservative Initial Class
	$9,814,626	$67,942	$81,861	($13,919)	$0	($66,371)	($66,371)	$801,141	$734,770	$720,851	($673,047)	$47,804	$9,862,430
TA PIMCO Tactical - Growth Initial Class
	12,426,995	110,985	108,665	2,320	-	(108,622)	(108,622)	2,040,067	1,931,445	1,933,765	(648,286)	1,285,479	13,712,474
TA PIMCO Total Return Initial Class
	37,217,010	643,732	279,341	364,391	365,846	54,339	420,185	(2,011,329)	(1,591,144)	(1,226,753)	(8,796,508)	(10,023,261)	27,193,749
TA Systematic Small/Mid Cap Value Initial Class
	41,008,806	501,323	867,084	(365,761)	241,100	2,934,422	3,175,522	25,403,556	28,579,078	28,213,317	63,412,408	91,625,725	132,634,531
TA T. Rowe Price Small Cap Initial Class
	28,558,454	33,712	363,628	(329,916)	1,951,775	1,297,951	3,249,726	11,839,370	15,089,096	14,759,180	11,916,908	26,676,088	55,234,542
TA Vanguard ETF - Balanced Initial Class
	482,240	7,731	5,224	2,507	8,612	8,391	17,003	43,504	60,507	63,014	325,247	388,261	870,501
TA Vanguard ETF - Growth Initial Class
	1,405,111	38,203	21,340	16,863	55,211	42,024	97,235	277,696	374,931	391,794	1,673,828	2,065,622	3,470,733
TA WMC Diversified Growth Initial Class
	726,823,605	8,339,087	7,075,995	1,263,092	-	8,955,932	8,955,932	207,244,939	216,200,871	217,463,963	(67,254,792)	150,209,171	877,032,776

See Accompanying Notes. (1) See Footnote 1

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund	AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Profunds Trust	Profunds Trust
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Profunds Trust	Profunds Trust
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Active Asset Allocation - Conservative Initial Class	Transamerica Aegon Active Asset Allocation - Conservative Initial Class
TA Aegon Active Asset Allocation - Moderate Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Initial Class
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Growth Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond Initial Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities Initial Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation Initial Class
TA BNP Paribas Large Cap Growth Initial Class	Transamerica BNP Paribas Large Cap Growth Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities Initial Class
TA Hanlon Income Initial Class	Transamerica Hanlon Income Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return Initial Class

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap Initial Class
TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced Initial Class
TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth Initial Class
TA WMC Diversified Growth Initial Class	Transamerica WMC Diversified Growth Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
ProFund VP UltraNASDAQ-100	April 30, 2012
TA BlackRock Global Allocation Initial Class	May 19, 2011
TA BlackRock Tactical Allocation Initial Class	May 19, 2011
TA Aegon Active Asset Allocation - Conservative Initial Class	April 29, 2011
TA Aegon Active Asset Allocation - Moderate Initial Class	April 29, 2011
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011
TA Jennison Growth Initial Class	April 29, 2010
TA Janus Balanced Initial Class	July 1, 2009
AllianceBernstein Balanced Wealth Strategy Class B Shares	May 1, 2009
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	May 1, 2009
TA Hanlon Income Initial Class	May 1, 2009
TA BNP Paribas Large Cap Growth Initial Class	May 1, 2009
TA PIMCO Tactical - Balanced Initial Class	May 1, 2009
TA PIMCO Tactical - Conservative Initial Class	May 1, 2009
TA PIMCO Tactical - Growth Initial Class	May 1, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:
Subaccount	Formerly
TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Large Cap Value Initial Class
TA BNP Paribas Large Cap Growth Initial Class	TA Multi Managed Large Cap Core Initial Class
TA Vanguard ETF - Balanced Initial Class	TA Index 50 Initial Class
TA Vanguard ETF - Growth Initial Class	TA Index 75 Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:
Reinvested Subaccount	Liquidated Subaccount
TA Systematic Small/Mid-Cap Value Initial Class	TA Third Avenue Value Initial Class
TA Vanguard ETF - Growth Initial Class	TA Efficient Markets Initial Class

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$ 860,274	$ 310,700
Fidelity® VIP Contrafund® Service Class 2	1,481,870	1,871,084
Fidelity® VIP Equity-Income Service Class 2	2,317,028	850,753
Fidelity® VIP Growth Opportunities Service Class 2	890,468	880,538
Fidelity® VIP Index 500 Service Class 2	6,099,371	2,880,195
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	1,569,530	288,705
Access VP High Yield	4,926,313	2,861,304
ProFund VP Asia 30	2,173,470	1,823,157
ProFund VP Basic Materials	1,264,516	2,224,622
ProFund VP Bull	6,963,395	5,003,869
ProFund VP Consumer Services	2,069,495	1,137,647
ProFund VP Emerging Markets	9,282,156	12,071,248
ProFund VP Europe 30	5,128,854	6,327,146
ProFund VP Falling U.S. Dollar	735,487	552,959
ProFund VP Financials	2,708,566	1,975,662
ProFund VP International	4,299,675	3,757,813
ProFund VP Japan	4,895,992	3,022,066
ProFund VP Mid-Cap	9,042,720	9,887,862
ProFund VP Money Market	37,320,818	38,248,985
ProFund VP NASDAQ-100	11,774,777	12,388,932
ProFund VP Oil & Gas	1,944,683	2,422,005
ProFund VP Pharmaceuticals	2,610,019	1,363,122
ProFund VP Precious Metals	3,068,772	3,929,723
ProFund VP Short Emerging Markets	877,266	865,610
ProFund VP Short International	389,349	390,258
ProFund VP Short NASDAQ-100	2,414,619	2,476,898
ProFund VP Short Small-Cap	2,822,214	2,021,339
ProFund VP Small-Cap	11,319,680	9,839,187
ProFund VP Small-Cap Value	10,533,100	11,218,476
ProFund VP Telecommunications	490,822	880,257
ProFund VP U.S. Government Plus	1,442,543	6,058,886
ProFund VP UltraNASDAQ-100	12,355,045	8,905,587
ProFund VP UltraSmall-Cap	7,868,178	5,325,622
ProFund VP Utilities	3,085,826	3,397,801
TA Aegon Active Asset Allocation - Conservative Initial Class	4,389,996	2,067,714
TA Aegon Active Asset Allocation - Moderate Initial Class	1,807,935	790,784

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	$ 3,742,690	$ 3,963,510
TA Aegon High Yield Bond Initial Class	10,901,913	15,242,352
TA Aegon Money Market Initial Class	12,463,177	16,337,194
TA Aegon U.S. Government Securities Initial Class	2,803,590	6,071,271
TA AllianceBernstein Dynamic Allocation Initial Class	748,179	872,620
TA Asset Allocation - Conservative Initial Class	4,126,323	11,794,475
TA Asset Allocation - Growth Initial Class	11,937,503	22,978,716
TA Asset Allocation - Moderate Initial Class	5,552,353	9,010,894
TA Asset Allocation - Moderate Growth Initial Class	13,623,592	27,276,671
TA Barrow Hanley Dividend Focused Initial Class	9,542,787	16,033,655
TA BlackRock Global Allocation Initial Class	2,107,038	804,903
TA BlackRock Tactical Allocation Initial Class	2,333,392	973,349
TA BNP Paribas Large Cap Growth Initial Class	2,353,044	961,032
TA Clarion Global Real Estate Securities Initial Class	6,669,807	6,617,008
TA Hanlon Income Initial Class	3,379,730	7,303,379
TA International Moderate Growth Initial Class	1,334,867	1,432,263
TA Janus Balanced Initial Class	1,389,269	2,428,492
TA Jennison Growth Initial Class	3,673,153	3,611,783
TA JPMorgan Core Bond Initial Class	4,230,853	14,256,226
TA JPMorgan Enhanced Index Initial Class	2,105,597	1,227,296
TA JPMorgan Mid Cap Value Initial Class	180,374	1,109,315
TA JPMorgan Tactical Allocation Initial Class	5,577,931	15,524,589
TA MFS International Equity Initial Class	6,745,602	10,013,056
TA Morgan Stanley Capital Growth Initial Class	4,144,106	4,397,578
TA Morgan Stanley Mid-Cap Growth Initial Class	24,722,996	38,943,858
TA Multi-Managed Balanced Initial Class	8,913,809	13,337,158
TA PIMCO Tactical - Balanced Initial Class	830,938	1,616,115
TA PIMCO Tactical - Conservative Initial Class	1,077,584	1,764,702
TA PIMCO Tactical - Growth Initial Class	1,315,819	1,961,861
TA PIMCO Total Return Initial Class	7,100,214	15,166,480
TA Systematic Small/Mid Cap Value Initial Class	80,671,368	17,383,295
TA T. Rowe Price Small Cap Initial Class	19,943,761	6,404,150
TA Vanguard ETF - Balanced Initial Class	470,422	134,054
TA Vanguard ETF - Growth Initial Class	2,205,864	459,963
TA WMC Diversified Growth Initial Class	20,021,876	86,007,324

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements
3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	120,348	(86,630)	33,718	33,414	(20,120)	13,294
Fidelity® VIP Contrafund® Service Class 2	25,867	(46,373)	(20,506)	166,982	(228,567)	(61,585)
Fidelity® VIP Equity-Income Service Class 2	21,161	13,677	34,838	96,766	(129,912)	(33,146)
Fidelity® VIP Growth Opportunities Service Class 2	183,915	(182,481)	1,434	194,226	(176,228)	17,998
Fidelity® VIP Index 500 Service Class 2	88,424	94,350	182,774	388,268	(258,646)	129,622
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	105,506	(58,192)	47,314	35,873	(17,517)	18,356
Access VP High Yield	16,798	100,067	116,865	203,772	(133,371)	70,401
ProFund VP Asia 30	11,328	24,123	35,451	315,929	(342,226)	(26,297)
ProFund VP Basic Materials	68,709	(182,089)	(113,380)	318,889	(379,760)	(60,871)
ProFund VP Bull	30,364	122,845	153,209	519,684	(538,104)	(18,420)
ProFund VP Consumer Services	18,673	38,540	57,213	205,398	(249,540)	(44,142)
ProFund VP Emerging Markets	30,522	(503,287)	(472,765)	1,163,893	(731,755)	432,138
ProFund VP Europe 30	236,719	(394,305)	(157,586)	221,715	(38,500)	183,215
ProFund VP Falling U.S. Dollar	68,308	(45,175)	23,133	47,519	(49,978)	(2,459)
ProFund VP Financials	19,863	73,437	93,300	377,978	(372,558)	5,420
ProFund VP International	21,373	3,249	24,622	343,723	(283,594)	60,129
ProFund VP Japan	21,611	206,951	228,562	255,620	(449,783)	(194,163)
ProFund VP Mid-Cap	889,722	(950,409)	(60,687)	996,462	(823,394)	173,068
ProFund VP Money Market	129,093	(208,249)	(79,156)	5,853,895	(6,289,354)	(435,459)
ProFund VP NASDAQ-100	23,003	(46,504)	(23,501)	1,640,523	(1,878,992)	(238,469)
ProFund VP Oil & Gas	13,156	(87,176)	(74,020)	528,455	(501,201)	27,254
ProFund VP Pharmaceuticals	12,219	56,926	69,145	295,362	(353,724)	(58,362)
ProFund VP Precious Metals	81,176	(238,825)	(157,649)	778,524	(727,724)	50,800
ProFund VP Short Emerging Markets	2,923	(1,306)	1,617	135,730	(152,942)	(17,212)
ProFund VP Short International	3,560	(3,257)	303	316,927	(313,897)	3,030
ProFund VP Short NASDAQ-100	15,019	(36,958)	(21,939)	766,829	(732,996)	33,833
ProFund VP Short Small-Cap	20,933	203,816	224,749	1,374,432	(1,415,119)	(40,687)

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements
3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase(Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

ProFund VP Small-Cap	11,942	45,316	57,258	1,327,315	(981,001)	346,314
ProFund VP Small-Cap Value	18,101	(91,310)	(73,209)	1,197,973	(854,949)	343,024
ProFund VP Telecommunications	681	(40,553)	(39,872)	236,793	(167,660)	69,133
ProFund VP U.S. Government Plus	1,555	(330,926)	(329,371)	728,570	(590,471)	138,099
ProFund VP UltraNASDAQ-100	35,539	242,455	277,994	1,331,090	(1,084,665)	246,425
ProFund VP UltraSmall-Cap	52,237	143,647	195,884	1,931,930	(2,309,104)	(377,174)
ProFund VP Utilities	5,256	(43,472)	(38,216)	423,736	(576,036)	(152,300)
TA Aegon Active Asset Allocation - Conservative Initial Class	5,899	198,650	204,549	550,240	(284,031)	266,209
TA Aegon Active Asset Allocation - Moderate Initial Class	12,915	77,405	90,320	153,395	(76,200)	77,195
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	23,800	(46,426)	(22,626)	824,963	(1,031,151)	(206,188)
TA Aegon High Yield Bond Initial Class	9,453	(285,937)	(276,484)	1,016,557	(715,853)	300,704
TA Aegon Money Market Initial Class	24,739	(152,009)	(127,270)	1,017,361	(1,416,183)	(398,822)
TA Aegon U.S. Government Securities Initial Class	5,966	(245,767)	(239,801)	460,698	(509,608)	(48,910)
TA AllianceBernstein Dynamic Allocation Initial Class	4,010	(11,114)	(7,104)	74,821	(58,940)	15,881
TA Asset Allocation - Conservative Initial Class	17,691	(540,948)	(523,257)	651,526	(668,556)	(17,030)
TA Asset Allocation - Growth Initial Class	57,580	(763,708)	(706,128)	2,986,691	(3,633,690)	(646,999)
TA Asset Allocation - Moderate Initial Class	23,326	(294,186)	(270,860)	905,218	(1,427,518)	(522,300)
TA Asset Allocation - Moderate Growth Initial Class	61,337	(1,091,223)	(1,029,886)	2,901,893	(3,982,670)	(1,080,777)
TA Barrow Hanley Dividend Focused Initial Class	39,509	(245,344)	(205,835)	784,937	(927,758)	(142,821)
TA BlackRock Global Allocation Initial Class	49,385	60,707	110,092	278,192	(109,924)	168,268
TA BlackRock Tactical Allocation Initial Class	12,320	96,269	108,589	288,261	(85,217)	203,044
TA BNP Paribas Large Cap Growth Initial Class	12,166	57,426	69,592	96,542	(86,555)	9,987
TA Clarion Global Real Estate Securities Initial Class	25,418	(59,658)	(34,240)	473,010	(489,470)	(16,460)
TA Hanlon Income Initial Class	10,872	(430,669)	(419,797)	972,242	(1,070,820)	(98,578)
TA International Moderate Growth Initial Class	7,879	(29,134)	(21,255)	228,051	(366,497)	(138,446)
TA Janus Balanced Initial Class	11,831	(100,348)	(88,517)	260,654	(328,505)	(67,851)
TA Jennison Growth Initial Class	48,651	(135,122)	(86,471)	793,569	(1,152,148)	(358,579)

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements
3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA JPMorgan Core Bond Initial Class	27,163	(231,101)	(203,938)	427,808	(518,466)	(90,658)
TA JPMorgan Enhanced Index Initial Class	8,754	39,769	48,523	230,701	(252,912)	(22,211)
TA JPMorgan Mid Cap Value Initial Class	1,243	(39,016)	(37,773)	1,036	(49,242)	(48,206)
TA JPMorgan Tactical Allocation Initial Class	49,853	(248,933)	(199,080)	672,979	(748,448)	(75,469)
TA MFS International Equity Initial Class	19,911	(202,968)	(183,057)	465,057	(594,814)	(129,757)
TA Morgan Stanley Capital Growth Initial Class	41,778	(58,434)	(16,656)	362,182	(542,301)	(180,119)
TA Morgan Stanley Mid-Cap Growth Initial Class	145,061	478,128	623,189	2,317,412	(3,010,460)	(693,048)
TA Multi-Managed Balanced Initial Class	63,785	(517,276)	(453,491)	793,462	(1,285,339)	(491,877)
TA PIMCO Tactical - Balanced Initial Class	9,518	(79,003)	(69,485)	270,747	(529,027)	(258,280)
TA PIMCO Tactical - Conservative Initial Class	18,659	(81,484)	(62,825)	347,277	(309,376)	37,901
TA PIMCO Tactical - Growth Initial Class	9,880	(71,584)	(61,704)	400,307	(453,299)	(52,992)
TA PIMCO Total Return Initial Class	8,952	(546,143)	(537,191)	1,192,076	(1,091,648)	100,428
TA Systematic Small/Mid Cap Value Initial Class	37,667	2,542,653	2,580,320	820,995	(808,554)	12,441
TA T. Rowe Price Small Cap Initial Class	52,802	501,845	554,647	1,388,548	(1,475,396)	(86,848)
TA Vanguard ETF - Balanced Initial Class	5,640	21,050	26,690	22,132	(16,926)	5,206
TA Vanguard ETF - Growth Initial Class	8,359	132,111	140,470	35,922	(109,952)	(74,030)
TA WMC Diversified Growth Initial Class	443,599	(4,052,875)	(3,609,276)	19,118,163	(23,543,209)	(4,425,046)

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*		Lowest to Highest		Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Balanced Wealth Strategy Class B Shares
12/31/2013		96,496	$17.67	to	$16.48	$ 1,637,100	2.44%	0.00%	to	1.50%	16.27%	to 14.55%
12/31/2012		62,778	15.19	to	14.39	924,351	1.93	0.00	to	1.50	13.38	to 11.69
12/31/2011		49,484	13.40	to	12.88	647,958	1.93	0.00	to	1.50	(3.06)	to (4.49)
12/31/2010		44,709	13.82	to	13.48	609,047	2.05	0.00	to	1.50	10.30	to 8.67
12/31/2009(1)		21,898	12.53	to	12.41	272,849	0.28	0.00	to	1.50	25.33	to 24.09
Fidelity® VIP Contrafund® Service Class 2
12/31/2013		1,061,778	14.02	to	19.96	21,199,390	0.85	0.30	to	0.90	30.56	to	29.79
12/31/2012		1,082,284	10.74	to	15.38	16,648,396	1.12	0.30	to	0.90	15.79	to	15.10
12/31/2011		1,143,869	9.27	to	13.36	15,287,373	0.75	0.30	to	0.90	(3.65)	to	(3.65)
12/31/2010		1,277,562	13.87	to	13.87	17,720,846	1.02	0.90	to	0.90	15.88	to	15.88
12/31/2009		1,385,317	11.97	to	11.97	16,581,630	1.18	0.90	to	0.90	34.26	to	34.26
Fidelity® VIP Equity-Income Service Class 2
12/31/2013		627,239	14.21	to	18.31	11,485,921	2.43	0.30	to	0.90	27.44	to	26.69
12/31/2012		592,401	11.15	to	14.45	8,562,126	2.95	0.30	to	0.90	16.70	to	16.01
12/31/2011		625,547	9.56	to	12.46	7,793,281	2.28	0.30	to	0.90	(0.24)	to	(0.24)
12/31/2010		656,922	12.49	to	12.49	8,204,632	1.63	0.90	to	0.90	13.89	to	13.89
12/31/2009		711,747	10.97	to	10.97	7,805,053	2.09	0.90	to	0.90	28.73	to	28.73
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2013		495,704	15.84	to	13.29	6,587,747	0.05	0.30	to	0.90	37.13	to	36.31
12/31/2012		494,270	11.55	to	9.75	4,818,399	0.15	0.30	to	0.90	18.96	to	18.25
12/31/2011		476,272	9.71	to	8.24	3,926,217	-	0.30	to	0.90	1.06	to	1.06
12/31/2010		451,620	8.16	to	8.16	3,683,913	-	0.90	to	0.90	22.37	to	22.37
12/31/2009		541,193	6.67	to	6.67	3,607,491	0.26	0.90	to	0.90	44.16	to	44.16
Fidelity® VIP Index 500 Service Class 2
12/31/2013		1,059,391	15.36	to	15.01	19,728,648	1.84	0.00	to	1.50	31.91	to	29.96
12/31/2012		876,617	11.64	to	11.55	12,543,718	2.08	0.00	to	1.50	15.63	to	13.91
12/31/2011		746,995	10.07	to	10.14	9,370,215	1.73	0.00	to	1.50	1.78	to	0.28
12/31/2010		757,255	9.89	to	10.11	9,418,539	1.86	0.00	to	1.50	14.73	to	13.03
12/31/2009		717,829	8.62	to	8.94	7,869,261	2.41	0.00	to	1.50	26.30	to	24.43
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
12/31/2013		114,612	19.94	to	18.60	2,194,012	10.64	0.00	to	1.50	23.68	to	21.85
12/31/2012		67,298	16.12	to	15.27	1,050,329	2.54	0.00	to	1.50	15.17	to	13.46
12/31/2011		48,942	14.00	to	13.45	669,001	0.02	0.00	to	1.50	(1.67)	to	(3.12)
12/31/2010		32,527	14.24	to	13.89	456,236	2.63	0.00	to	1.50	10.24	to	8.61
12/31/2009(1)		15,380	12.91	to	12.79	197,428	4.77	0.00	to	1.50	29.14	to	27.87
Access VP High Yield
12/31/2013		354,737	17.51	to	15.89	5,908,320	2.62	0.00	to	1.50	10.02	to	8.39
12/31/2012		237,872	15.92	to	14.66	3,628,088	4.52	0.00	to	1.50	14.12	to	12.43
12/31/2011		167,471	13.95	to	13.04	2,258,889	1.07	0.00	to	1.50	2.74	to	1.23
12/31/2010		153,131	13.57	to	12.88	2,027,460	6.13	0.00	to	1.50	16.37	to	14.66
12/31/2009		682,198	11.66	to	11.23	7,829,265	8.96	0.00	to	1.50	16.91	to	15.19
ProFund VP Asia 30
12/31/2013		578,009	9.46	to	10.20	5,217,606	0.06	0.00	to	1.50	14.97	to	13.27
12/31/2012		542,558	8.23	to	9.01	4,292,528	-	0.00	to	1.50	15.48	to	13.76
12/31/2011		568,855	7.13	to	7.92	3,927,613	0.04	0.00	to	1.50	(27.00)	to	(28.07)
12/31/2010		646,594	9.76	to	11.01	6,160,651	0.07	0.00	to	1.50	13.90	to	12.22
12/31/2009		814,042	8.57	to	9.81	6,866,995	1.14	0.00	to	1.50	54.20	to	51.92

4.	Financial Highlights (continued)
Subaccount	Year End ed	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Asets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Basic Materials
12/31/2013		382,073	$10.72	to	$10.03	$ 3,893,330	0.95%	0%	to	1.50%	18.43%	to	16.68%
12/31/2012		495,453	9.05	to	8.59	4,299,388	0.32	0.00	to	1.50	8.49	to	6.87
12/31/2011		556,324	8.34	to	8.04	4,487,958	0.13	0.00	to	1.50	(16.15)	to	(17.39)
12/31/2010		842,823	9.95	to	9.73	8,181,637	0.55	0.00	to	1.50	29.69	to	27.78
12/31/2009		741,812	7.67	to	7.62	5,600,499	0.90	0.00	to	1.50	62.37	to	59.97
ProFund VP Bull
12/31/2013		379,024	13.76	to	13.75	5,456,864	-	0.00	to	1.50	29.76	to	27.84
12/31/2012		225,815	10.61	to	10.76	2,527,591	-	0.00	to	1.50	13.89	to	12.20
12/31/2011		244,235	9.31	to	9.59	2,419,318	-	0.00	to	1.50	0.00	to	(1.47)
12/31/2010		880,494	9.31	to	9.73	8,807,186	0.14	0.00	to	1.50	12.58	to	10.91
12/31/2009		1,069,349	8.27	to	8.78	9,581,607	1.38	0.00	to	1.50	24.34	to	22.51
ProFund VP Consumer Services
12/31/2013		174,922	20.35	to	20.92	3,394,209	0.23	0.00	to	1.50	39.87	to	37.80
12/31/2012		117,709	14.55	to	15.18	1,646,930	-	0.00	to	1.50	22.10	to	20.29
12/31/2011		161,851	11.92	to	12.62	1,868,275	-	0.00	to	1.50	5.50	to	3.94
12/31/2010		74,047	11.30	to	12.14	816,386	-	0.00	to	1.50	21.39	to	19.60
12/31/2009		18,603	9.30	to	10.15	170,351	-	0.00	to	1.50	30.80	to	28.87
ProFund VP Emerging Markets
12/31/2013		763,357	7.23	to	7.47	5,251,045	0.62	0.00	to	1.50	(6.42)	to	(7.81)
12/31/2012		1,236,122	7.73	to	8.10	9,160,476	1.06	0.00	to	1.50	6.57	to	4.99
12/31/2011		803,984	7.25	to	7.71	5,637,656	-	0.00	to	1.50	(19.70)	to	(20.89)
12/31/2010		2,157,293	9.03	to	9.75	19,013,392	-	0.00	to	1.50	9.77	to	8.15
12/31/2009		1,372,513	8.22	to	9.02	11,111,642	0.13	0.00	to	1.50	62.36	to	59.96
ProFund VP Europe 30
12/31/2013		70,112	10.62	to	10.16	710,051	0.36	0.00	to	1.50	21.64	to	19.84
12/31/2012		227,698	8.73	to	8.48	1,908,666	2.21	0.00	to	1.50	16.60	to	14.86
12/31/2011		44,483	7.49	to	7.38	322,844	0.61	0.00	to	1.50	(8.88)	to	(10.23)
12/31/2010		35,416	8.22	to	8.22	284,103	1.53	0.00	to	1.50	2.63	to	1.12
12/31/2009		54,733	8.01	to	8.13	431,550	3.65	0.00	to	1.50	32.30	to	30.34
ProFund VP Falling U.S. Dollar
12/31/2013		91,312	8.71	to	7.87	757,593	-	0.00	to	1.50	(2.01)	to	(3.46)
12/31/2012		68,179	8.89	to	8.16	581,557	-	0.00	to	1.50	(0.77)	to	(2.24)
12/31/2011		70,638	8.96	to	8.34	612,079	-	0.00	to	1.50	(2.72)	to	(4.16)
12/31/2010		56,113	9.21	to	8.71	504,230	-	0.00	to	1.50	(2.59)	to	(4.03)
12/31/2009		65,423	9.45	to	9.07	608,825	3.24	0.00	to	1.50	3.32	to	1.79
ProFund VP Financials
12/31/2013		384,821	9.69	to	11.45	3,559,313	0.33	0.00	to	1.50	32.08	to	30.13
12/31/2012		291,521	7.33	to	8.80	2,057,578	0.15	0.00	to	1.50	24.73	to	22.88
12/31/2011		286,101	5.88	to	7.16	1,628,344	-	0.00	to	1.50	(13.83)	to	(15.10)
12/31/2010		297,817	6.82	to	8.43	1,983,828	0.24	0.00	to	1.50	10.93	to	9.29
12/31/2009		295,380	6.15	to	7.72	1,788,997	1.87	0.00	to	1.50	15.01	to	13.31
ProFund VP International
12/31/2013		297,995	9.64	to	9.58	2,733,179	-	0.00	to	1.50	19.49	to	17.73
12/31/2012		273,373	8.06	to	8.14	2,114,787	-	0.00	to	1.50	15.93	to	14.21
12/31/2011		213,244	6.96	to	7.12	1,434,875	-	0.00	to	1.50	(14.34)	to	(15.60)
12/31/2010		977,030	8.12	to	8.44	7,742,694	-	0.00	to	1.50	7.80	to	6.21
12/31/2009		745,355	7.53	to	7.95	5,526,517	0.03	0.00	to	1.50	24.65	to	22.80
ProFund VP Japan
12/31/2013		264,230	10.02	to	9.53	2,520,139	-	0.00	to	1.50	48.24	to	46.05
12/31/2012		35,668	6.76	to	6.53	231,290	-	0.00	to	1.50	22.95	to	21.12
12/31/2011		229,831	5.50	to	5.39	1,222,963	-	0.00	to	1.50	(18.54)	to	(19.74)
12/31/2010		48,243	6.75	to	6.71	317,483	-	0.00	to	1.50	(6.53)	to	(7.91)
12/31/2009		17,702	7.22	to	7.29	125,805	0.60	0.00	to	1.50	10.33	to	8.70

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Mid-Cap
	12/31/2013	354,544	$15.53	to	$14.96	$ 5,239,823	- %	0.00%	to	1.50%	30.79%	to	28.86%
	12/31/2012	415,231	11.87	to	11.61	4,734,725	-	0.00	to	1.50	15.54	to	13.82
	12/31/2011	242,163	10.28	to	10.20	2,408,185	-	0.00	to	1.50	(4.18)	to	(5.60)
	12/31/2010	262,715	10.73	to	10.80	2,750,087	-	0.00	to	1.50	24.05	to	22.22
	12/31/2009	687,103	8.65	to	8.84	5,848,174	-	0.00	to	1.50	32.88	to	30.91
ProFund VP Money Market
	12/31/2013	1,587,303	10.55	to	9.24	15,951,315	0.02	0.00	to	1.50	0.02	to	(1.46)
	12/31/2012	1,666,459	10.54	to	9.38	16,875,141	0.02	0.00	to	1.50	0.02	to	(1.47)
	12/31/2011	2,101,918	10.54	to	9.52	21,461,631	0.02	0.00	to	1.50	0.02	to	(1.45)
	12/31/2010	1,269,322	10.54	to	9.66	13,069,723	0.02	0.00	to	1.50	0.02	to	(1.46)
	12/31/2009	1,731,987	10.54	to	9.80	17,988,781	0.04	0.00	to	1.50	0.03	to	(1.45)
	ProFund VP NASDAQ-100
	12/31/2013	370,711	19.51	to	17.40	7,650,822	-	0.00	to	1.50	34.27	to	32.29
	12/31/2012	394,212	14.53	to	13.15	6,111,813	-	0.00	to	1.50	16.23	to	14.51
	12/31/2011	632,681	12.50	to	11.49	8,536,019	-	0.00	to	1.50	1.45	to	(0.04)
	12/31/2010	280,798	12.32	to	11.49	3,763,880	-	0.00	to	1.50	18.24	to	16.50
	12/31/2009	309,635	10.42	to	9.86	3,532,987	-	0.00	to	1.50	52.01	to	49.76
ProFund VP Oil & Gas
	12/31/2013	716,936	11.36	to	9.68	7,726,500	0.42	0.00	to	1.50	24.07	to	22.24
	12/31/2012	790,956	9.16	to	7.92	6,935,800	0.11	0.00	to	1.50	2.90	to	1.37
	12/31/2011	763,702	8.90	to	7.82	6,560,703	0.14	0.00	to	1.50	2.25	to	0.74
	12/31/2010	628,257	8.70	to	7.76	5,332,083	0.43	0.00	to	1.50	17.76	to	16.02
	12/31/2009	601,195	7.39	to	6.69	4,371,867	-	0.00	to	1.50	15.50	to	13.79
ProFund VP Pharmaceuticals
	12/31/2013	272,535	17.45	to	17.14	4,526,613	1.57	0.00	to	1.50	31.63	to	29.68
	12/31/2012	203,390	13.25	to	13.22	2,587,654	1.19	0.00	to	1.50	11.85	to	10.19
	12/31/2011	261,752	11.85	to	12.00	3,002,517	1.25	0.00	to	1.50	16.13	to	14.42
	12/31/2010	62,654	10.20	to	10.48	623,810	4.80	0.00	to	1.50	0.48	to	(1.01)
	12/31/2009	59,997	10.15	to	10.59	599,768	1.75	0.00	to	1.50	16.90	to	15.17
ProFund VP Precious Metals
	12/31/2013	888,589	4.61	to	4.56	3,896,411	-	0.00	to	1.50	(37.94)	to	(38.86)
	12/31/2012	1,046,238	7.42	to	7.46	7,452,780	-	0.00	to	1.50	(14.55)	to	(15.82)
	12/31/2011	995,438	8.69	to	8.87	8,366,429	-	0.00	to	1.50	(19.21)	to	(20.41)
	12/31/2010	1,062,460	10.75	to	11.14	11,151,546	-	0.00	to	1.50	32.93	to	30.97
	12/31/2009	738,773	8.09	to	8.51	5,881,222	0.91	0.00	to	1.50	35.33	to	33.33
ProFund VP Short Emerging Markets
	12/31/2013	83,885	5.32	to	4.55	421,715	- 0.00		to	1.50	(0.23)	to	(1.70)
	12/31/2012	82,268	5.33	to	4.63	419,101	- 0.00		to	1.50	(13.04)	to	(14.34)
	12/31/2011	99,480	6.13	to	5.40	588,647	- 0.00		to	1.50	10.66	to	9.03
	12/31/2010	65,112	5.54	to	4.96	351,515	- 0.00		to	1.50	(18.42)	to	(19.63)
	12/31/2009	72,599	6.79	to	6.17	484,875	- 0.00		to	1.50	(48.71)	to	(49.47)
ProFund VP Short International
	12/31/2013	91,408	4.92	to	4.24	425,812	- 0.00		to	1.50	(21.01)	to	(22.18)
	12/31/2012	91,105	6.23	to	5.45	543,662	- 0.00		to	1.50	(20.15)	to	(21.34)
	12/31/2011	88,075	7.80	to	6.93	664,257	- 0.00		to	1.50	1.80	to	0.30
	12/31/2010	81,702	7.66	to	6.91	610,615	- 0.00		to	1.50	(14.69)	to	(15.96)
	12/31/2009	97,210	8.98	to	8.22	859,623	- 0.00		to	1.50	(30.28)	to	(31.31)
ProFund VP Short NASDAQ-100
	12/31/2013	198,467	3.07	to	2.90	578,643	-	0.00	to	1.50	(29.40)	to	(30.45)
	12/31/2012	220,406	4.34	to	4.17	918,403	-	0.00	to	1.50	(18.79)	to	(20.00)
	12/31/2011	186,573	5.35	to	5.22	964,827	-	0.00	to	1.50	(10.48)	to	(11.80)
	12/31/2010	99,793	5.97	to	5.91	581,354	-	0.00	to	1.50	(21.18)	to	(22.35)
	12/31/2009	98,258	7.58	to	7.62	732,716	0.31	0.00	to	1.50	(40.66)	to	(41.54)

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short Small-Cap
12/31/2013	418,451	$3.10	to	$2.48	$ 1,095,526	0.00%	0.00%	to	1.50%	(31.25)%	to	(32.27)%
12/31/2012	193,702	4.51	to	3.67	742,671	-	0.00	to	1.50	(18.96)	to	(20.17)
12/31/2011	234,389	5.56	to	4.59	1,119,129	-	0.00	to	1.50	(9.09)	to	(10.43)
12/31/2010	253,954	6.12	to	5.13	1,345,858	-	0.00	to	1.50	(28.94)	to	(30.00)
12/31/2009	411,632	8.61	to	7.32	3,097,540	0.65	0.00	to	1.50	(32.37)	to	(33.37)
ProFund VP Small-Cap
12/31/2013	575,020	15.11	to	15.84	8,997,181	-	0.00	to	1.50	37.18	to	35.16
12/31/2012	517,762	11.02	to	11.72	5,953,688	-	0.00	to	1.50	14.75	to	13.04
12/31/2011	171,448	9.60	to	10.37	1,729,449	-	0.00	to	1.50	(5.65)	to	(7.05)
12/31/2010	117,806	10.18	to	11.15	1,271,453	-	0.00	to	1.50	24.79	to	22.95
12/31/2009	120,140	8.15	to	9.07	1,048,224	-	0.00	to	1.50	26.07	to	24.21
ProFund VP Small-Cap Value
12/31/2013	328,402	16.40	to	16.48	5,135,188	0.34	0.00	to	1.50	37.67	to	35.64
12/31/2012	401,611	11.91	to	12.15	4,597,660	-	0.00	to	1.50	16.16	to	14.43
12/31/2011	58,587	10.26	to	10.62	584,329	-	0.00	to	1.50	(4.10)	to	(5.52)
12/31/2010	49,925	10.70	to	11.24	521,884	0.13	0.00	to	1.50	22.10	to	20.30
12/31/2009	201,181	8.76	to	9.34	1,734,523	0.18	0.00	to	1.50	20.40	to	18.62
ProFund VP Telecommunications
12/31/2013	54,824	12.85	to	12.60	672,142	3.00	0.00	to	1.50	12.07	to	10.41
12/31/2012	94,696	11.47	to	11.41	1,043,007	1.62	0.00	to	1.50	16.52	to	14.79
12/31/2011	25,563	9.84	to	9.94	243,416	5.16	0.00	to	1.50	1.87	to	0.36
12/31/2010	39,952	9.66	to	9.91	376,895	3.94	0.00	to	1.50	15.68	to	13.98
12/31/2009	29,614	8.35	to	8.69	243,481	3.96	0.00	to	1.50	7.32	to	5.73
ProFund VP U.S. Government Plus
12/31/2013	185,209	13.14	to	12.00	2,316,197	0.19	0.00	to	1.50	(19.11)	to	(20.31)
12/31/2012	514,580	16.25	to	15.06	8,023,704	-	0.00	to	1.50	0.97	to	(0.53)
12/31/2011	376,481	16.09	to	15.14	5,859,541	0.15	0.00	to	1.50	43.51	to	41.40
12/31/2010	301,462	11.21	to	10.70	3,297,051	0.45	0.00	to	1.50	10.11	to	8.49
12/31/2009	228,350	10.18	to	9.87	2,287,999	0.05	0.00	to	1.50	(32.62)	to	(33.62)
ProFund VP UltraNASDAQ-100(1)
12/31/2013	524,419	16.77	to	16.44	8,712,260	-	0.30	to	1.50	78.51	to	76.40
12/31/2012(1)	246,425	9.40	to	9.32	2,306,031	-	0.30	to	1.50	-	to	-
12/31/2011
12/31/2010
12/31/2009(1)
ProFund VP UltraSmall-Cap
12/31/2013	687,819	16.52	to	17.53	10,830,668	-	0.00	to	1.50	86.66	to	83.90
12/31/2012	491,935	8.85	to	9.53	4,189,182	-	0.00	to	1.50	29.51	to	27.59
12/31/2011	869,109	6.83	to	7.47	5,757,669	-	0.00	to	1.50	(18.83)	to	(20.03)
12/31/2010	829,608	8.42	to	9.34	6,826,647	-	0.00	to	1.50	48.44	to	46.25
12/31/2009	514,743	5.67	to	6.39	2,876,036	0.09	0.00	to	1.50	40.18	to	38.10
ProFund VP Utilities
12/31/2013	187,028	11.79	to	10.44	2,094,772	2.62	0.00	to	1.50	13.31	to	11.64
12/31/2012	225,244	10.41	to	9.35	2,246,366	2.18	0.00	to	1.50	0.14	to	(1.35)
12/31/2011	377,544	10.39	to	9.47	3,795,806	2.13	0.00	to	1.50	17.51	to	15.78
12/31/2010	163,393	8.84	to	8.18	1,410,040	2.82	0.00	to	1.50	5.95	to	4.38
12/31/2009	223,809	8.35	to	7.84	1,838,272	4.24	0.00	to	1.50	10.73	to	9.10
TA Aegon Active Asset Allocation - Conservative Initial Class
12/31/2013	949,238	11.56	to	10.94	10,559,826	1.27	0.00	to	1.50	7.29	to	5.70
12/31/2012	744,689	10.78	to	10.35	7,790,128	0.39	0.00	to	1.50	6.99	to	5.40
12/31/2011(1)	478,480	10.07	to	9.82	4,719,304	-	0.00	to	1.50	0.71	to	(1.77)

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Aegon Active Asset Allocation - Moderate Initial Class
	12/31/2013	255,835	$11.66	to	$11.29	$ 2,939,349	0.61%	0.30%	to	1.50%	10.98%	to	9.67%
	12/31/2012	165,515	10.50	to	10.30	1,722,700	0.16	0.30	to	1.50	8.38	to	7.10
	12/31/2011(1)	88,320	9.69	to	9.61	852,713	-	0.30	to	1.50	(3.38)	to	(3.85)
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	12/31/2013	2,854,987	12.87	to	11.62	33,768,554	0.94	0.00	to	1.50	16.96	to	15.23
	12/31/2012	2,877,613	11.00	to	10.09	29,341,425	0.67	0.00	to	1.50	11.18	to	9.53
	12/31/2011(1)	3,083,801	9.89	to	9.21	28,522,037	-	0.00	to	1.50	(1.06)	to	(7.91)
TA Aegon High Yield Bond Initial Class
	12/31/2013	958,905	17.02	to	15.27	19,315,590	5.47	0.00	to	1.50	6.60	to	5.02
	12/31/2012	1,235,389	15.96	to	14.54	23,598,480	6.51	0.00	to	1.50	17.37	to	15.63
	12/31/2011	934,685	13.60	to	12.58	15,387,057	5.02	0.00	to	1.50	4.77	to	3.22
	12/31/2010	1,162,625	12.98	to	12.18	18,462,510	14.76	0.00	to	1.50	12.44	to	10.78
	12/31/2009	843,437	11.55	to	11.00	12,028,440	11.92	0.00	to	1.50	47.24	to	45.06
TA Aegon Money Market Initial Class
	12/31/2013	2,061,971	10.85	to	9.32	37,528,464	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2012	2,189,241	10.85	to	9.46	41,402,846	0.01	0.00	to	1.50	0.01	to	(1.48)
	12/31/2011	2,588,063	10.85	to	9.60	49,515,480	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2010	2,879,808	10.85	to	9.74	55,703,313	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2009	3,395,492	10.85	to	9.89	66,003,875	0.15	0.00	to	1.50	0.13	to	(1.35)
TA Aegon U.S. Government Securities Initial Class
	12/31/2013	548,374	13.82	to	11.72	7,951,648	2.15	0.00	to	1.50	(2.24)	to	(3.68)
	12/31/2012	788,175	14.14	to	12.17	11,800,019	1.73	0.00	to	1.50	5.14	to	3.58
	12/31/2011	837,085	13.44	to	11.75	12,040,949	2.71	0.00	to	1.50	7.61	to	6.02
	12/31/2010	889,073	12.49	to	11.08	11,996,681	3.14	0.00	to	1.50	4.40	to	2.86
	12/31/2009	747,743	11.97	to	10.77	9,746,046	2.39	0.00	to	1.50	4.47	to	2.92
TA AllianceBernstein Dynamic Allocation Initial Class
	12/31/2013	211,633	12.79	to	10.65	3,473,693	1.15	0.00	to	1.50	7.18	to	5.60
	12/31/2012	218,737	11.93	to	10.08	3,397,039	0.86	0.00	to	1.50	6.14	to	4.56
	12/31/2011	202,856	11.24	to	9.64	3,015,977	0.75	0.00	to	1.50	1.81	to	0.31
	12/31/2010	228,404	11.04	to	9.61	3,385,087	5.37	0.00	to	1.50	9.29	to	7.67
	12/31/2009	233,242	10.10	to	8.93	3,191,995	3.68	0.00	to	1.50	31.30	to	29.36
TA Asset Allocation - Conservative Initial Class
	12/31/2013	2,123,723	14.09	to	12.56	36,960,009	3.07	0.00	to	1.50	9.37	to	7.75
	12/31/2012	2,646,980	12.89	to	11.66	42,471,943	3.16	0.00	to	1.50	7.46	to	5.86
	12/31/2011	2,664,010	11.99	to	11.01	40,133,908	2.75	0.00	to	1.50	2.65	to	1.14
	12/31/2010	3,004,809	11.68	to	10.89	44,599,874	3.33	0.00	to	1.50	8.93	to	7.32
	12/31/2009	2,997,140	10.72	to	10.15	41,211,153	4.38	0.00	to	1.50	25.22	to	23.37
TA Asset Allocation - Growth Initial Class
	12/31/2013	16,494,167	13.68	to	12.87	308,456,503	1.22	0.00	to	1.50	26.81	to	24.94
	12/31/2012	17,200,295	10.79	to	10.30	255,994,070	1.34	0.00	to	1.50	12.60	to	10.92
	12/31/2011	17,847,294	9.58	to	9.29	238,137,274	1.20	0.00	to	1.50	(5.42)	to	(6.81)
	12/31/2010	18,709,468	10.13	to	9.97	266,427,278	1.10	0.00	to	1.50	14.95	to	13.25
	12/31/2009	19,621,917	8.81	to	8.80	245,375,296	2.77	0.00	to	1.50	29.82	to	27.90
TA Asset Allocation - Moderate Initial Class
	12/31/2013	4,718,623	14.35	to	12.84	86,176,699	2.44	0.00	to	1.50	13.50	to	11.82
	12/31/2012	4,989,483	12.64	to	11.48	81,048,545	2.62	0.00	to	1.50	9.44	to	7.81
	12/31/2011	5,511,783	11.55	to	10.65	82,588,491	2.23	0.00	to	1.50	0.59	to	(0.90)
	12/31/2010	6,092,945	11.49	to	10.74	91,600,425	2.97	0.00	to	1.50	10.38	to	8.75
	12/31/2009	6,257,288	10.41	to	9.88	86,014,287	4.21	0.00	to	1.50	26.40	to	24.53

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

Subaccount	Year Ended	Units	Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Ratio** Lowest to Highest			Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation - Moderate Growth Initial Class
12/31/2013		16,718,753	$14.04	to	$12.94	$ 312,493,818	2.29%	0.00%	to	1.50%	19.38%	to 17.62
12/31/2012		17,748,639	11.76	to	11.00	280,495,309	2.48	0.00	to	1.50	10.65	to 9.00
12/31/2011		18,829,416	10.63	to	10.09	271,487,804	2.04	0.00	to	1.50	(2.01)	to (3.46)
12/31/2010		20,252,081	10.84	to	10.45	300,804,661	2.21	0.00	to	1.50	12.73	to 11.06
12/31/2009		21,162,715	9.62	to	9.41	281,532,459	3.37	0.00	to	1.50	28.16	to 26.26
TA Barrow Hanley Dividend Focused Initial Class
12/31/2013		2,340,738	13.47	to	13.05	69,350,456	2.35	0.00	to	1.50	30.24	to	28.32
12/31/2012		2,546,573	10.34	to	10.17	60,489,028	1.80	0.00	to	1.50	11.72	to	10.06
12/31/2011		2,689,394	9.26	to	9.24	58,346,888	1.73	0.00	to	1.50	2.74	to	1.22
12/31/2010		2,680,772	9.01	to	9.13	58,169,402	0.80	0.00	to	1.50	10.44	to	8.81
12/31/2009		2,096,273	8.16	to	8.39	41,943,389	1.48	0.00	to	1.50	13.99	to	12.31
TA BlackRock Global Allocation Initial Class
12/31/2013		475,997	11.69	to	11.33	5,486,130	2.00	0.30	to	1.50	14.27	to	12.92
12/31/2012		365,905	10.23	to	10.03	3,710,765	4.03	0.30	to	1.50	9.94	to	8.64
12/31/2011(1)		197,637	9.30	to	9.24	1,832,732	-	0.30	to	1.50	(7.22)	to	(7.65)
TA BlackRock Tactical Allocation Initial Class
12/31/2013		422,236	12.03	to	11.66	5,010,009	2.22	0.30	to	1.50	12.29	to	10.97
12/31/2012		313,647	10.72	to	10.51	3,331,943	2.55	0.30	to	1.50	9.90	to	8.60
12/31/2011(1)		110,603	9.75	to	9.68	1,074,808	-	0.30	to	1.50	(2.77)	to	(3.21)
TA BNP Paribas Large Cap Growth Initial Class
12/31/2013		300,744	24.10	to	22.48	6,959,450	1.02	0.00	to	1.50	33.10	to	31.13
12/31/2012		231,152	18.10	to	17.14	4,052,421	0.84	0.00	to	1.50	17.13	to	15.39
12/31/2011		221,165	15.46	to	14.85	3,339,827	0.84	0.00	to	1.50	(2.27)	to	(3.71)
12/31/2010		164,285	15.82	to	15.43	2,560,486	0.65	0.00	to	1.50	19.17	to	17.41
12/31/2009(1)		158,510	13.27	to	13.14	2,091,116	0.77	0.00	to	1.50	32.71	to	31.39
TA Clarion Global Real Estate Securities Initial Class
12/31/2013		1,637,406	10.99	to	11.67	47,559,908	5.50	0.00	to	1.50	3.90	to	2.36
12/31/2012		1,671,646	10.57	to	11.40	48,402,540	3.58	0.00	to	1.50	25.25	to	23.39
12/31/2011		1,688,106	8.44	to	9.24	39,627,251	6.97	0.00	to	1.50	(5.74)	to	(7.13)
12/31/2010		1,792,747	8.96	to	9.94	45,249,664	6.28	0.00	to	1.50	15.67	to	13.96
12/31/2009		1,918,495	7.74	to	8.73	42,497,293	-	0.00	to	1.50	33.42	to	31.45
TA Hanlon Income Initial Class
12/31/2013		2,168,193	12.29	to	11.47	25,637,113	4.44	0.00	to	1.50	3.19	to	1.66
12/31/2012		2,587,990	11.91	to	11.28	29,893,545	2.38	0.00	to	1.50	3.72	to	2.18
12/31/2011		2,686,568	11.49	to	11.04	30,165,370	1.68	0.00	to	1.50	3.16	to	1.64
12/31/2010		2,580,151	11.13	to	10.86	28,321,102	0.20	0.00	to	1.50	0.39	to	(1.09)
12/31/2009(1)		1,569,291	11.09	to	10.98	17,304,606	-	0.00	to	1.50	10.90	to	9.80
TA International Moderate Growth Initial Class
12/31/2013		1,035,656	12.31	to	11.02	11,862,703	2.05	0.00	to	1.50	12.72	to	11.05
12/31/2012		1,056,911	10.92	to	9.93	10,833,421	2.98	0.00	to	1.50	12.81	to	11.13
12/31/2011		1,195,357	9.68	to	8.93	10,957,032	2.05	0.00	to	1.50	(7.37)	to	(8.74)
12/31/2010		1,086,132	10.45	to	9.79	10,841,225	2.70	0.00	to	1.50	10.50	to	8.87
12/31/2009		1,085,246	9.46	to	8.99	9,885,528	2.72	0.00	to	1.50	29.69	to	27.78
TA Janus Balanced Initial Class
12/31/2013		776,819	12.85	to	12.02	9,621,053	0.81	0.00	to	1.50	19.27	to	17.51
12/31/2012		865,336	10.78	to	10.23	9,058,408	-	0.00	to	1.50	12.75	to	11.08
12/31/2011		933,187	9.56	to	9.21	8,735,617	0.23	0.00	to	1.50	(10.60)	to	(11.92)
12/31/2010		911,158	10.69	to	10.45	9,619,762	0.14	0.00	to	1.50	3.39	to	1.87
12/31/2009(1)		651,788	10.34	to	10.26	6,711,223	-	0.00	to	1.50	3.40	to	2.63

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

4. Financial Highlights (continued)
Sub account	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Jennison Growth Initial Class
12/31/2013	997,359	$17.17	to	$16.26	$ 16,588,876	0.26%	0.00%	to	1.50%	37.70%	to	35.67%
12/31/2012	1,083,830	12.47	to	11.98	13,204,036	0.08	0.00	to	1.50	15.77	to	14.05
12/31/2011	1,442,409	10.77	to	10.51	15,313,587	0.13	0.00	to	1.50	(0.63)	to	(2.09)
12/31/2010(1)	983,566	10.84	to	10.73	10,598,851	0.05	0.00	to	1.50	8.40	to	7.32
12/31/2009
TA JPMorgan Core Bond Initial Class
12/31/2013	1,189,246	14.94	to	12.53	42,590,183	2.84	0.00	to	1.50	(1.84)	to	(3.29)
12/31/2012	1,393,184	15.22	to	12.96	54,961,304	2.59	0.00	to	1.50	4.98	to	3.42
12/31/2011	1,483,842	14.50	to	12.53	55,847,749	4.24	0.00	to	1.50	7.53	to	5.94
12/31/2010	1,497,898	13.49	to	11.83	54,990,397	5.90	0.00	to	1.50	8.24	to	6.64
12/31/2009	1,590,917	12.46	to	11.09	54,892,177	4.57	0.00	to	1.50	9.58	to	7.96
TA JPMorgan Enhanced Index Initial Class
12/31/2013	363,316	15.71	to	15.57	7,002,418	0.66	0.00	to	1.50	32.52	to	30.56
12/31/2012	314,793	11.86	to	11.93	4,615,177	1.04	0.00	to	1.50	16.35	to	14.62
12/31/2011	337,004	10.19	to	10.41	4,287,113	1.98	0.00	to	1.50	0.74	to	(0.75)
12/31/2010	159,313	10.12	to	10.48	2,022,985	1.37	0.00	to	1.50	15.17	to	13.47
12/31/2009	146,884	8.78	to	9.24	1,631,165	2.05	0.00	to	1.50	29.59	to	27.68
TA JPMorgan Mid Cap Value Initial Class
12/31/2013	297,704	15.47	to	28.39	8,409,132	0.48	0.30	to	0.90	31.42	to	30.64
12/31/2012	335,477	11.77	to	21.73	7,283,109	0.74	0.30	to	0.90	20.16	to	19.45
12/31/2011	383,683	9.80	to	18.19	6,976,202	1.11	0.30	to	0.90	1.26	to	1.11
12/31/2010	443,622	15.12	to	17.99	7,977,312	1.82	0.75	to	0.90	22.07	to	21.89
12/31/2009	543,852	12.39	to	14.76	8,022,955	1.78	0.75	to	0.90	25.47	to	25.28
TA JPMorgan Tactical Allocation Initial Class
12/31/2013	1,836,341	11.81	to	10.22	50,813,971	1.12	0.00	to	1.50	5.51	to	3.95
12/31/2012	2,035,421	11.19	to	9.83	58,503,544	0.60	0.00	to	1.50	7.72	to	6.12
12/31/2011	2,110,890	10.39	to	9.26	58,567,573	1.77	0.00	to	1.50	3.63	to	2.10
12/31/2010	2,142,565	10.03	to	9.07	59,508,491	3.72	0.00	to	1.50	(0.11)	to	(1.59)
12/31/2009	2,455,555	10.04	to	9.22	69,300,036	3.15	0.00	to	1.50	4.20	to	2.65
TA MFS International Equity Initial Class
12/31/2013	2,542,705	12.41	to	12.59	44,178,744	1.12	0.00	to	1.50	18.09	to	16.35
12/31/2012	2,725,762	10.51	to	10.82	40,935,229	1.67	0.00	to	1.50	22.16	to	20.34
12/31/2011	2,855,519	8.60	to	8.99	35,715,997	1.23	0.00	to	1.50	(10.06)	to	(11.38)
12/31/2010	3,152,339	9.56	to	10.15	44,273,875	1.38	0.00	to	1.50	10.49	to	8.86
12/31/2009	3,477,566	8.65	to	9.32	44,762,291	2.77	0.00	to	1.50	32.68	to	30.72
TA Morgan Stanley Capital Growth Initial Class
12/31/2013	1,614,954	17.73	to	17.56	41,972,887	0.68	0.00	to	1.50	48.25	to	46.06
12/31/2012	1,631,610	11.96	to	12.02	29,074,013	-	0.00	to	1.50	15.55	to	13.83
12/31/2011	1,811,729	10.35	to	10.56	28,217,193	-	0.00	to	1.50	(5.81)	to	(7.20)
12/31/2010	1,888,765	10.99	to	11.38	31,571,559	0.88	0.00	to	1.50	27.44	to	25.55
12/31/2009	2,028,036	8.62	to	9.06	26,897,044	2.57	0.00	to	1.50	27.91	to	26.02
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2013	6,801,694	20.86	to	17.35	400,725,724	0.82	0.00	to	1.50	39.14	to	37.09
12/31/2012	6,178,505	14.99	to	12.66	308,998,063	-	0.00	to	1.50	9.08	to	7.46
12/31/2011	6,871,553	13.74	to	11.78	320,319,419	0.31	0.00	to	1.50	(6.71)	to	(8.09)
12/31/2010	6,111,664	14.73	to	12.81	315,951,891	0.12	0.00	to	1.50	33.90	to	31.92
12/31/2009	6,505,939	11.00	to	9.71	256,353,724	-	0.00	to	1.50	60.56	to	58.19
TA Multi-Managed Balanced Initial Class
12/31/2013	5,788,779	16.93	to	15.16	122,595,908	1.59	0.00	to	1.50	18.09	to	16.35
12/31/2012	6,242,270	14.33	to	13.03	113,097,747	1.63	0.00	to	1.50	12.57	to	10.90
12/31/2011	6,734,147	12.73	to	11.75	109,394,054	2.30	0.00	to	1.50	4.04	to	2.50
12/31/2010	7,285,593	12.24	to	11.47	114,812,439	0.69	0.00	to	1.50	24.12	to	22.29
12/31/2009	375,051	9.86	to	9.38	4,796,603	1.77	0.00	to	1.50	26.30	to	24.43

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA PIMCO Tactical - Balanced Initial Class
	12/31/2013	619,030	$12.13	to	$11.31	$ 7,222,343	0.63%	0.00%	to	1.50%	12.16%	to	10.50%
	12/31/2012	688,515	10.81	to	10.24	7,218,830	1.97	0.00	to	1.50	1.29	to	(0.22)
	12/31/2011	946,795	10.67	to	10.26	9,877,534	1.26	0.00	to	1.50	(3.20)	to	(4.62)
	12/31/2010	981,490	11.03	to	10.76	10,667,540	0.37	0.00	to	1.50	(3.28)	to	(4.71)
	12/31/2009(1)	413,683	11.40	to	11.29	4,689,366	-	0.00	to	1.50	14.00	to	12.87
TA PIMCO Tactical - Conservative Initial Class
	12/31/2013	892,693	11.49	to	10.72	9,862,430	0.70	0.00	to	1.50	8.44	to	6.83
	12/31/2012	955,518	10.59	to	10.03	9,814,626	1.50	0.00	to	1.50	1.70	to	0.19
	12/31/2011	917,617	10.42	to	10.01	9,346,564	1.38	0.00	to	1.50	(7.15)	to	(8.52)
	12/31/2010	867,427	11.22	to	10.94	9,594,997	0.63	0.00	to	1.50	(1.85)	to	(3.30)
	12/31/2009(1)	584,425	11.43	to	11.32	6,641,823	-	0.00	to	1.50	14.30	to	13.17
TA PIMCO Tactical - Growth Initial Class
	12/31/2013	1,186,871	12.01	to	11.21	13,712,474	0.86	0.00	to	1.50	17.03	to	15.30
	12/31/2012	1,248,575	10.27	to	9.72	12,426,995	0.77	0.00	to	1.50	0.98	to	(0.52)
	12/31/2011	1,301,567	10.17	to	9.77	12,936,910	1.51	0.00	to	1.50	(11.37)	to	(12.68)
	12/31/2010	1,260,674	11.47	to	11.19	14,255,487	0.94	0.00	to	1.50	(0.44)	to	(1.91)
	12/31/2009(1)	900,763	11.52	to	11.41	10,317,734	-	0.00	to	1.50	15.20	to	14.06
TA PIMCO Total Return Initial Class
	12/31/2013	1,680,310	14.74	to	12.51	27,193,749	2.00	0.00	to	1.50	(2.55)	to	(3.99)
	12/31/2012	2,217,501	15.12	to	13.02	37,217,010	4.20	0.00	to	1.50	7.55	to	5.95
	12/31/2011	2,117,073	14.06	to	12.29	33,381,877	2.45	0.00	to	1.50	6.27	to	4.70
	12/31/2010	2,044,774	13.23	to	11.74	30,675,838	3.99	0.00	to	1.50	7.19	to	5.61
	12/31/2009	2,049,990	12.35	to	11.12	28,964,781	6.81	0.00	to	1.50	16.03	to	14.32
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2013	4,447,355	22.17	to	16.00	132,634,531	0.50	0.00	to	1.50	36.32	to	34.30
	12/31/2012	1,867,035	16.26	to	11.91	41,008,806	1.00	0.00	to	1.50	16.39	to	14.66
	12/31/2011	1,854,594	13.97	to	10.39	35,587,598	-	0.00	to	1.50	(2.66)	to	(4.09)
	12/31/2010	1,809,020	14.36	to	10.83	36,122,323	0.82	0.00	to	1.50	30.41	to	28.49
	12/31/2009	1,536,758	11.01	to	8.43	23,766,218	3.32	0.00	to	1.50	43.21	to	41.10
TA T. Rowe Price Small Cap Initial Class
	12/31/2013	2,153,737	22.45	to	20.00	55,234,542	0.08	0.00	to	1.50	44.07	to	41.94
	12/31/2012	1,599,090	15.58	to	14.09	28,558,454	-	0.00	to	1.50	15.69	to	13.97
	12/31/2011	1,685,938	13.47	to	12.37	26,401,828	-	0.00	to	1.50	1.69	to	0.19
	12/31/2010	1,795,626	13.25	to	12.34	27,953,674	-	0.00	to	1.50	34.42	to	32.44
	12/31/2009	1,580,683	9.85	to	9.32	18,450,816	-	0.00	to	1.50	38.70	to	36.65
TA Vanguard ETF - Balanced Initial Class
	12/31/2013	69,037	13.23	to	12.91	870,501	1.25	0.00	to	1.50	11.76	to	10.11
	12/31/2012	42,347	11.84	to	11.73	482,240	1.31	0.00	to	1.50	8.67	to	7.06
	12/31/2011	37,141	10.89	to	10.95	392,883	1.27	0.00	to	1.50	1.57	to	0.07
	12/31/2010	22,580	10.73	to	10.95	237,099	1.34	0.00	to	1.50	11.07	to	9.43
	12/31/2009	9,982	9.66	to	10.00	95,207	0.20	0.00	to	1.50	16.62	to	14.90
TA Vanguard ETF - Growth Initial Class
	12/31/2013	269,355	13.50	to	13.46	3,470,733	1.54	0.00	to	1.50	19.09	to	17.33
	12/31/2012	128,885	11.34	to	11.48	1,405,111	1.47	0.00	to	1.50	11.79	to	10.13
	12/31/2011	202,915	10.14	to	10.42	1,996,047	1.72	0.00	to	1.50	(0.86)	to	(2.32)
	12/31/2010	126,380	10.23	to	10.67	1,263,507	1.27	0.00	to	1.50	13.15	to	11.48
	12/31/2009	87,173	9.04	to	9.57	776,576	0.36	0.00	to	1.50	23.68	to	21.85
TA WMC Diversified Growth Initial Class
	12/31/2013	42,951,581	14.05	to	13.20	877,032,776	1.05	0.00	to	1.50	32.46	to	30.51
	12/31/2012	46,560,857	10.60	to	10.11	726,823,605	0.31	0.00	to	1.50	13.17	to	11.49
	12/31/2011	50,985,903	9.37	to	9.07	709,945,091	0.37	0.00	to	1.50	(3.73)	to	(5.15)
	12/31/2010	41,871,514	9.73	to	9.56	611,309,502	0.54	0.00	to	1.50	17.81	to	16.07
	12/31/2009	45,909,649	8.26	to	8.24	574,078,382	0.95	0.00	to	1.50	29.20	to	27.29

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

4.	Financial Highlights (continued)

(1) See footnote 1

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

5.	Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the contracts, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided. A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Tax

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Western Reserve Life Assurance Co. of Ohio WRL Series Life Account Notes to Financial Statements December 31, 2013

8.	Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Auditors

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis financial statements of Western Reserve Life Assurance Company of Ohio, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Ohio the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2013 and 2012, and the results of its operations and its cash flows for the three years ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Restatement

As discussed in Note 1 to the financial statements, the 2012 financial statements have been restated to correct an error in accounting for affiliated reinsurance receivables. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

April 28, 2014

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Amounts)

Western Reserve Life Assurance Co. of Ohio

Statement of Operations – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands)
December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of Aegon USA, LLC (Aegon). Aegon is an indirect, wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.
If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.
For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP No. 101). Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)
Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)
analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustments for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balance.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company did not exclude any investment income due and accrued with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $282,851, $305,221 and $349,011, in 2013, 2012 and 2011, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $291,416, $300,860 and $312,161, in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of premium for periods beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.
Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Recent Accounting Pronouncements

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 13 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 9 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.
Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 6 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 2 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $67,503 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 5 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $67,503 at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No.
30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures to be made in the Notes to the Financial Statements. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014 the Company will adopt revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision is expected to be immaterial to the financial position and results of operations of the Company.

Reclassifications

Certain reclassifications have been made to the 2012 financial statements to conform to the 2013 presentation.

During 2013, the Company changed the presentation of derivative liabilities. As a result of these changes, $1,841 was reclassified between the Other liabilities line and the Derivatives line in the 2012 Balance Sheet to conform to the 2013 presentation.

Correction of Errors

In 2014 after the filing of the Annual Statement, the Company discovered an error in the reporting of an affiliated modified coinsurance transaction resulting in misstatements of the reserve adjustments on reinsurance ceded, commissions and expense allowances on reinsurance ceded, and benefit expenses in the Statement of Operations. The impact of this error on the aforementioned accounts as of December 31, 2011 was an understatement of net income of $7,549 ($4,907 net of tax). This was corrected and is reflected as a correction of an error in the capital and surplus accounts of the 2012 Statement of Changes in Capital and Surplus. The 2012 financial statements have been restated to properly reflect the impact of the error and the 2013 financial statements have been properly stated.

Restatements

The Company identified errors in its prior year audited statutory financial statements related to affiliated reinsurance receivables. The Company has obtained approval from the Ohio Department of Insurance to restate its 2012 statutory financial statements. The following tables show the impact of the restatement.

2. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash in not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunctions with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable from/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Investment Contract Liabilities: The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 6, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2013 and 2012:

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. The Company is exploring the sale of 2 parcels of land adjacent to its home office properties. Therefore, these 2 properties are carried at fair value less cost to sell as of December 31, 2013, which amounts to $6,259. There was no real estate carried at fair value as of December 31, 2012.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

3. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

At December 31, 2013 and 2012, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 26 and 21 securities with a carrying amount of $49,119 and $51,454 and an unrealized loss of $2,531 and $7,394 with an average price of 94.9 and 85.6 (fair value/amortized cost). Of this portfolio, 82.2% and 72.4% were investment grade with associated unrealized losses of $1,394 and $5,266, respectively.

At December 31, 2013 and 2012, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 178 and 17 securities with a carrying amount of $609,765 and $61,424 and an unrealized loss of $22,848 and $1,107 with an average price of 96.3 and 98.2 (fair value/amortized cost). Of this portfolio, 98.0% and 88.5% were investment grade with associated unrealized losses of $21,926 and $788, respectively.

The estimated fair value of bonds and common stocks with gross unrealized losses at December 31, 2013 and 2012 are as follows:

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepay penalties.
For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 or 2011. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2012.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

Detail of net investment income is presented below:

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2013, 2012, and 2011 of $923, $417 and $311, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Net realized capital gains (losses) on investments are summarized below:

The Company did not have any recorded investments in restructured securities at December 31, 2013 and 2011. At December 31, 2012, the Company had recorded investments in restructured securities of $118. The capital gain taken as a direct result of restructures in 2012 was $34. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

The credit quality for commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2013, the Company issued mortgage loans with a maximum interest rate of 3.80% and a minimum interest rate of 3.60% for commercial loans. During 2012, the Company issued mortgage loans with a maximum interest rate of 3.75% and a minimum interest rate of 3.70% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the years ending December 31, 2013 and 2012 at the time of origination was 64% and 70%, respectively. During 2013 and 2012, no loans were transferred from affiliated entities.

The following tables provide the age analysis of mortgage loans aggregated by type:

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012 or 2011. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012 or 2011.

During 2013, 2012 and 2011, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $759 and $482, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

At December 31, 2013, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from two to eight and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from two to thirteen years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2013 related to these credits.

At December 31, 2012, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from three to nine and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from three to fourteen years. There were no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2012 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2013 and 2012:
*The unused amount reflects credits that the Company deems will be realizable in the period from 2014 to 2015.

The Company had no non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2013 and 2012, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value. At December 31, 2013 and 2012, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $4,100 and $1,841, respectively.

At December 31, 2013 and 2012, respectively, the Company has recorded $(4,100) and $(1,841) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

The Company did not recognize any unrealized gains or losses during 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2013 and 2012, respectively, the Company had outstanding receive fixed - pay fixed swaps with a notional amount of $690 and $8.

At December 31, 2013 and 2012, respectively, the Company had outstanding receive fixed - pay floating swaps with a notional amount of $14,368 and $0.

The Company recognized net realized gain (losses) from swaps in the amount of $(3,558), $(3,791) and $0 for the years ended December 31, 2013, 2012, and 2011, respectively.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $16,914, $758 and $13,203 for the years ended December 31, 2013, 2012 and 2011, respectively.

Open futures contracts at December 31, 2013 and 2012 are as follows:

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $18,694 and $14,125, respectively, in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

4. Reinsurance

The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

The Company received reinsurance recoveries in the amount of $126,271, $137,800 (restated) and $129,708 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $16,802 and $18,533, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $491,148 and $631,262, respectively. As of December 31, 2013 and 2012, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $433,483 and $571,479, respectively.

The Company would experience no reduction in surplus at December 31, 2013 if all reinsurance agreements were cancelled.

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,174, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statement of Operations.

On April 26, 2011, Aegon N.V announced the divestiture of its life reinsurance operations, Transamerica Reinsurance to SCOR SE, a Societas Europaea organized under the laws of France (SCOR), which was effective August 9, 2011.

The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited, an Irish reinsurance company (TIRI). In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re
(Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $94,262, which was included in the statement of operations, and a net of tax gain of $63,421 which has been credited directly to unassigned surplus. Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the traditional life business that was previously reinsured on a coinsurance funds withheld basis to TIRI, and subsequently reinsured this business to TIRe. The Company paid recapture consideration of $29,300 and released the associated funds withheld liability of $22,729 associated with the recapture, and received an initial ceding commission of $27,400 and established a funds withheld liability of $23,061 on the new cession to TIRe. Life, claim reserves and other assets associated with this block that were exchanged were $86,197, $9,563 and $2,344, respectively. The Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRI in the amount of $175 ($120 net of tax) resulting in a pre-tax loss of $99,812 on the recapture which was included in the statement of operations as of December 31, 2011. The cession to TIRe resulted in a net of tax gain of $63,541, which was credited directly to unassigned surplus at December 31, 2011.

Effective April 1, 2011, TIRI, recaptured the BOLI/COLI catastrophic mortality risk that had previously been retro-ceded to the Company. The Company released life and claim reserves of $5,507 and $43, respectively, with no consideration exchanged, resulting in a pre-tax gain of $5,550 which was included in the statement of operations at December 31, 2011.

During 2013, 2012 and 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2011 of $15,661, $21,315 (restated) and $21,792, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2013, 2012 and 2011 were $196,300, $179,100 and $273,000, respectively.

5. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

The main components of deferred income tax amounts are as follows:

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2013 and 2012.

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:
The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

As of December 31, 2013 and 2012, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2013, 2012 and 2011 of $25,819, $23,920 (restated) and $10,171, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $398 and $635, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $398. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $17, $34 and $107, respectively. The total interest payable balance as of December 31, 2013 and 2012 is $16 and $43, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

6. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Information regarding the separate accounts of the Company is as follows:

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $6,969,476 and $6,477,236, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2013 and 2012, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $397,079 and $560,717, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $9,769, $10,487 and $11,446 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $11,952, $12,243 and $12,975, respectively, toward separate account guarantees.

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

At December 31, 2013 and 2012, the Company had insurance in force aggregating $2,281,861 and $3,228,205, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $17,449 and $22,152 to cover these deficiencies at December 31, 2013 and 2012, respectively.

7. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of Company’s statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2014, without the prior approval of insurance regulatory authorities, is $159,809.

On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, Aegon. The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, during 2013.

On December 21, 2012, the Company paid common stock dividends of $27,000 to its parent company, Aegon. The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc, and Intersecurities Insurance Agency, Inc., respectively, during 2012.

On May 16, 2011, the Company paid common stock dividends of $250,000 to its parent company, Aegon. The amount consisted of $23,100 ordinary cash dividend and $226,900 extraordinary cash dividend. The Company received dividends of $11,165 and $7,502 from its subsidiaries, Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc., respectively, during 2011. The Company made a capital contribution of $597 to Transamerica Asset Management, Inc. during 2011.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

8. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $85,026 and $81,764 were on loan under securities lending agreements. The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $88,261 and $84,804 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $88,267 (fair value of $88,261) that are currently tradable securities that could be sold and used to pay for the $88,184 in collateral calls that could come due under a worst-case scenario.

9. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation during the highest five consecutive years of employment. Pension expenses were $490, $627 and $1,255 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $260, $280 and $532 for the years ended December 31, 2013, 2012 and 2011, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2013, 2012 and 2011 was none. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $117, $110 and $210 for the years ended 2013, 2012 and 2011, respectively.

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between Aegon companies, providing for needed services. The Company is also party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $51,725, $44,117, and $33,717 during 2013, 2012 and 2011, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $24,966, $23,814, and $24,411 from this agreement during 2013, 2012 and 2011, respectively.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2013, and 2012, the Company reported a net amount of $19,859 and $10,992 (restated), respectively, due from affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2013, 2012 and 2011, the Company paid net interest of $8, $12, and $39, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2013 and 2012, the cash surrender value of these policies was $75,881 and $75,295, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United
States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $448 and $1,624 and an offsetting premium tax benefit of $222 and $809 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $252, $60 and $(1,824) for 2013, 2012 and 2011, respectively.

The Company had no contingent commitments or LIHTC commitments as of December 31, 2013 and 2012.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2013 and 2012, respectively, the Company pledged assets in the amount of $18,694 and $14,125 to satisfy the requirements of futures trading accounts.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $26,475 and $25,986, respectively. The Company had an outstanding liability for borrowed money in the amount $26,718 and $26,355 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest. The Company did not participate in dollar repurchase agreements at December 31, 2011.

The contractual maturities of the dollar repurchase agreement positions are as follows:

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2013 and reacquired within 30 days of the sale date.

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

The Company is not subject to the annual fee imposed under section 9010 of the Affordable Care Act due to the Company’s health insurance premium falling below the $25 million threshold at which the fee applies.

WRL 2013 SEC

Statutory-Basis Financial
Statement Schedules
WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2013

Schedule I

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.
(2) Corporate bonds of $2,006 are held at fair value rather than amortized cost due to having and NAIC 6 rating.

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information
(Dollars in Thousands)

Schedule III

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

WRL 2013 SEC

Western Reserve Life Assurance Co. of Ohio

Reinsurance
(Dollars in Thousands)

Schedule IV

WRL 2013 SEC

Appendix A

Western Reserve Life Assurance Co. of Ohio
Home Office: Columbus, Ohio
Distributor: Transamerica Capital, Inc., Member FINRA

Policy Form VJ01

Designed for
Policy Owner

Policy Number
0123456789

Registered Representative
Agent Name

Illustration as of: May 2, 2012

This hypothetical illustration shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect death benefit levels, cash and surrender values. This illustration may reflect subaccounts you are considering which may have higher or lower expenses than the subaccounts you currently have.

This is an illustration only and not an offer, contract, prediction or projection of future investment results or policy performance. Coverage is subject to the terms and conditions of the policy. This illustration is not valid without all 22 pages.

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 1 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Current Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

				------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
2	2	500	500	11,004	10,082	250,000
3	3	500	1,000	12,080	11,157	250,000
4	4	500	1,500	13,232	12,310	250,000
5	5	500	2,000	14,468	13,546	250,000
6	6	500	2,500	15,794	14,963	250,000
7	7	500	3,000	17,216	16,478	250,000
8	8	500	3,500	18,742	18,097	250,000
9	9	500	4,000	20,382	19,828	250,000
10	10	500	4,500	22,142	21,681	250,000
11	11	500	5,000	24,240	23,871	250,000
12	12	500	5,500	26,494	26,217	250,000
13	13	500	6,000	28,918	28,733	250,000
14	14	500	6,500	31,523	31,431	250,000
15	15	500	7,000	34,326	34,326	250,000
16	16	500	7,500	37,523	37,523	250,000
17	17	500	8,000	40,981	40,981	250,000
18	18	500	8,500	44,721	44,721	250,000
19	19	500	9,000	48,768	48,768	250,000
20	20	500	9,500	53,149	53,149	250,000
21	21	500	10,000	57,890	57,890	250,000
22	22	500	10,500	63,025	63,025	250,000
23	23	500	11,000	68,585	68,585	250,000
24	24	500	11,500	74,607	74,607	250,000
25	25	500	12,000	81,133	81,133	250,000
26	26	500	12,500	88,204	88,204	250,000
27	27	500	13,000	95,867	95,867	250,000
28	28	500	13,500	104,173	104,173	260,433
29	29	500	14,000	113,176	113,176	282,941
30	30	500	14,500	122,935	122,935	307,339
31	31	500	15,000	133,515	133,515	333,787
32	32	500	15,500	144,985	144,985	362,462
33	33	500	16,000	157,421	157,421	393,552
34	34	500	16,500	170,905	170,905	427,262
35	35	500	17,000	185,526	185,526	463,815
36	36	500	17,500	201,380	201,380	503,450

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 2 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Current Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.10% Net) (a) ----End of Year----		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	500	18,000	218,570	218,570	546,426
38	38	500	18,500	237,208	237,208	593,019
39	39	500	19,000	257,412	257,412	643,529
40	40	500	19,500	279,313	279,313	698,284
41	41	500	20,000	303,053	303,053	757,632
42	42	500	20,500	328,793	328,793	798,966
43	43	500	21,000	356,700	356,700	841,812
44	44	500	21,500	386,954	386,954	886,126
45	45	500	22,000	419,751	419,751	931,847
46	46	500	22,500	455,301	455,301	978,898
47	47	500	23,000	493,835	493,835	1,032,115
48	48	500	23,500	535,605	535,605	1,087,278
49	49	500	24,000	580,903	580,903	1,144,378
50	50	500	24,500	630,033	630,033	1,203,364
51	51	500	25,000	683,323	683,323	1,264,148
52	52	500	25,500	741,146	741,146	1,319,241
53	53	500	26,000	803,895	803,895	1,374,661
54	54	500	26,500	872,015	872,015	1,430,104
55	55	500	27,000	945,980	945,980	1,485,188
56	56	500	27,500	1,026,315	1,026,315	1,539,473
57	57	500	28,000	1,113,522	1,113,522	1,625,743
58	58	500	28,500	1,208,211	1,208,211	1,715,659
59	59	500	29,000	1,311,076	1,311,076	1,809,286
60	60	500	29,500	1,422,848	1,422,848	1,906,616
61	61	500	30,000	1,544,314	1,544,314	2,007,608
62	62	500	30,500	1,676,194	1,676,194	2,145,528
63	63	500	31,000	1,819,367	1,819,367	2,292,402
64	64	500	31,500	1,974,804	1,974,804	2,448,757
65	65	500	32,000	2,143,583	2,143,583	2,615,171
66	66	500	32,500	2,326,885	2,326,885	2,792,262
67	67	500	33,000	2,525,842	2,525,842	3,005,752
68	68	500	33,500	2,741,811	2,741,811	3,235,337
69	69	500	34,000	2,976,251	2,976,251	3,482,214
70	70	500	34,500	3,230,765	3,230,765	3,747,687
71	71	500	35,000	3,507,036	3,507,036	4,033,092

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 3 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Current Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.10% Net) (a) ------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	72	500	35,500	3,807,334	3,807,334	4,302,287
73	73	500	36,000	4,133,794	4,133,794	4,588,511
74	74	500	36,500	4,488,922	4,488,922	4,892,925
75	75	500	37,000	4,875,518	4,875,518	5,216,805
76	76	500	37,500	5,296,703	5,296,703	5,561,538
77	77	500	38,000	5,753,964	5,753,964	6,041,662
78	78	500	38,500	6,250,274	6,250,274	6,562,788
79	79	500	39,000	6,788,818	6,788,818	7,128,259
80	80	500	39,500	7,373,004	7,373,004	7,741,654
81	81	500	40,000	8,006,534	8,006,534	8,406,861
82	82	500	40,500	8,693,319	8,693,319	9,127,985
83	83	500	41,000	9,437,662	9,437,662	9,909,546
84	84	500	41,500	10,244,127	10,244,127	10,756,334
85	85	500	42,000	11,117,535	11,117,535	11,673,411
86	86	500	42,500	12,062,980	12,062,980	12,666,129
87	87	500	43,000	13,085,868	13,085,868	13,740,161
88	88	500	43,500	14,191,951	14,191,951	14,901,548
89	89	500	44,000	15,387,379	15,387,379	16,156,748
90	90	500	44,500	16,678,732	16,678,732	17,512,668
91	91	500	45,000	18,073,040	18,073,040	18,976,692
92	92	500	45,500	19,594,058	19,594,058	20,377,820
93	93	500	46,000	21,256,452	21,256,452	21,894,146
94	94	500	46,500	23,077,082	23,077,082	23,538,624
95	95	500	47,000	25,075,508	25,075,508	25,326,262
96	96	500	47,500	27,274,510	27,274,510	27,274,510
97	97	500	48,000	29,666,732	29,666,732	29,666,732
98	98	500	48,500	32,269,164	32,269,164	32,269,164
99	99	500	49,000	35,100,296	35,100,296	35,100,296
100	100	500	49,500	38,180,236	38,180,236	38,180,236

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 4 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
					-----------End of Year----------				
2	2	250	250	500	237	10,768	11,004	10,082	250,000
3	3	250	250	1,000	476	11,604	12,080	11,157	250,000
4	4	250	250	1,500	719	12,514	13,232	12,310	250,000
5	5	250	250	2,000	966	13,502	14,468	13,546	250,000
6	6	250	250	2,500	1,219	14,575	15,794	14,963	250,000
7	7	250	250	3,000	1,478	15,738	17,216	16,478	250,000
8	8	250	250	3,500	1,744	16,998	18,742	18,097	250,000
9	9	250	250	4,000	2,017	18,364	20,382	19,828	250,000
10	10	250	250	4,500	2,298	19,844	22,142	21,681	250,000
11	11	250	250	5,000	2,618	21,622	24,240	23,871	250,000
12	12	250	250	5,500	2,947	23,547	26,494	26,217	250,000
13	13	250	250	6,000	3,288	25,629	28,918	28,733	250,000
14	14	250	250	6,500	3,641	27,882	31,523	31,431	250,000
15	15	250	250	7,000	4,006	30,320	34,326	34,326	250,000
16	16	250	250	7,500	4,384	33,140	37,523	37,523	250,000
17	17	250	250	8,000	4,774	36,207	40,981	40,981	250,000
18	18	250	250	8,500	5,179	39,543	44,721	44,721	250,000
19	19	250	250	9,000	5,597	43,171	48,768	48,768	250,000
20	20	250	250	9,500	6,030	47,119	53,149	53,149	250,000
21	21	250	250	10,000	6,479	51,412	57,890	57,890	250,000
22	22	250	250	10,500	6,943	56,082	63,025	63,025	250,000
23	23	250	250	11,000	7,424	61,161	68,585	68,585	250,000
24	24	250	250	11,500	7,921	66,686	74,607	74,607	250,000
25	25	250	250	12,000	8,436	72,696	81,133	81,133	250,000
26	26	250	250	12,500	8,970	79,234	88,204	88,204	250,000
27	27	250	250	13,000	9,522	86,345	95,867	95,867	250,000
28	28	250	250	13,500	10,094	94,079	104,173	104,173	260,433
29	29	250	250	14,000	10,686	102,491	113,176	113,176	282,941
30	30	250	250	14,500	11,298	111,638	122,935	122,935	307,339
31	31	250	250	15,000	11,932	121,583	133,515	133,515	333,787
32	32	250	250	15,500	12,587	132,398	144,985	144,985	362,462
33	33	250	250	16,000	13,265	144,155	157,421	157,421	393,552
34	34	250	250	16,500	13,967	156,938	170,905	170,905	427,262
35	35	250	250	17,000	14,693	170,833	185,526	185,526	463,815
36	36	250	250	17,500	15,443	185,937	201,380	201,380	503,450

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 5 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration
Current Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	250	250	18,000	16,219	202,352	218,570	218,570	546,426
38	38	250	250	18,500	17,020	220,187	237,208	237,208	593,019
39	39	250	250	19,000	17,849	239,563	257,412	257,412	643,529
40	40	250	250	19,500	18,704	260,609	279,313	279,313	698,284
41	41	250	250	20,000	19,587	283,465	303,053	303,053	757,632
42	42	250	250	20,500	20,500	308,293	328,793	328,793	798,966
43	43	250	250	21,000	21,442	335,258	356,700	356,700	841,812
44	44	250	250	21,500	22,415	364,539	386,954	386,954	886,126
45	45	250	250	22,000	23,419	396,332	419,751	419,751	931,847
46	46	250	250	22,500	24,455	430,846	455,301	455,301	978,898
47	47	250	250	23,000	25,525	468,310	493,835	493,835	1,032,115
48	48	250	250	23,500	26,628	508,977	535,605	535,605	1,087,278
49	49	250	250	24,000	27,767	553,135	580,903	580,903	1,144,378
50	50	250	250	24,500	28,944	601,090	630,033	630,033	1,203,364
51	51	250	250	25,000	30,159	653,164	683,323	683,323	1,264,148
52	52	250	250	25,500	31,415	709,732	741,146	741,146	1,319,241
53	53	250	250	26,000	32,713	771,183	803,895	803,895	1,374,661
54	54	250	250	26,500	34,055	837,960	872,015	872,015	1,430,104
55	55	250	250	27,000	35,444	910,536	945,980	945,980	1,485,188
56	56	250	250	27,500	36,881	989,435	1,026,315	1,026,315	1,539,473
57	57	250	250	28,000	38,366	1,075,156	1,113,522	1,113,522	1,625,743
58	58	250	250	28,500	39,902	1,168,308	1,208,211	1,208,211	1,715,659
59	59	250	250	29,000	41,492	1,269,584	1,311,076	1,311,076	1,809,286
60	60	250	250	29,500	43,139	1,379,709	1,422,848	1,422,848	1,906,616
61	61	250	250	30,000	44,843	1,499,470	1,544,314	1,544,314	2,007,608
62	62	250	250	30,500	46,605	1,629,589	1,676,194	1,676,194	2,145,528
63	63	250	250	31,000	48,425	1,770,941	1,819,367	1,819,367	2,292,402
64	64	250	250	31,500	50,306	1,924,498	1,974,804	1,974,804	2,448,757
65	65	250	250	32,000	52,249	2,091,334	2,143,583	2,143,583	2,615,171
66	66	250	250	32,500	54,259	2,272,627	2,326,885	2,326,885	2,792,262
67	67	250	250	33,000	56,333	2,469,509	2,525,842	2,525,842	3,005,752
68	68	250	250	33,500	58,475	2,683,336	2,741,811	2,741,811	3,235,337
69	69	250	250	34,000	60,687	2,915,564	2,976,251	2,976,251	3,482,214
70	70	250	250	34,500	62,972	3,167,793	3,230,765	3,230,765	3,747,687
71	71	250	250	35,000	65,331	3,441,705	3,507,036	3,507,036	4,033,092

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 6 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value (End of Year)	Total Cash Value (End of Year)	Net Surrender Value (End of Year)	Death Benefit Proceeds (End of Year)
72	72	250	250	35,500	67,774	3,739,559	3,807,334	3,807,334	4,302,287
73	73	250	250	36,000	70,305	4,063,489	4,133,794	4,133,794	4,588,511
74	74	250	250	36,500	72,930	4,415,992	4,488,922	4,488,922	4,892,925
75	75	250	250	37,000	75,656	4,799,863	4,875,518	4,875,518	5,216,805
76	76	250	250	37,500	78,491	5,218,212	5,296,703	5,296,703	5,561,538
77	77	250	250	38,000	81,417	5,672,547	5,753,964	5,753,964	6,041,662
78	78	250	250	38,500	84,435	6,165,840	6,250,274	6,250,274	6,562,788
79	79	250	250	39,000	87,545	6,701,273	6,788,818	6,788,818	7,128,259
80	80	250	250	39,500	90,749	7,282,254	7,373,004	7,373,004	7,741,654
81	81	250	250	40,000	94,049	7,912,486	8,006,534	8,006,534	8,406,861
82	82	250	250	40,500	97,443	8,595,876	8,693,319	8,693,319	9,127,985
83	83	250	250	41,000	100,935	9,336,728	9,437,662	9,437,662	9,909,546
84	84	250	250	41,500	104,524	10,139,604	10,244,127	10,244,127	10,756,334
85	85	250	250	42,000	108,210	11,009,325	11,117,535	11,117,535	11,673,411
86	86	250	250	42,500	111,993	11,950,987	12,062,980	12,062,980	12,666,129
87	87	250	250	43,000	115,870	12,969,997	13,085,868	13,085,868	13,740,161
88	88	250	250	43,500	119,842	14,072,109	14,191,951	14,191,951	14,901,548
89	89	250	250	44,000	123,905	15,263,474	15,387,379	15,387,379	16,156,748
90	90	250	250	44,500	128,059	16,550,674	16,678,732	16,678,732	17,512,668
91	91	250	250	45,000	132,301	17,940,738	18,073,040	18,073,040	18,976,692
92	92	250	250	45,500	136,745	19,457,314	19,594,058	19,594,058	20,377,820
93	93	250	250	46,000	141,417	21,115,034	21,256,452	21,256,452	21,894,146
94	94	250	250	46,500	146,346	22,930,736	23,077,082	23,077,082	23,538,624
95	95	250	250	47,000	151,569	24,923,938	25,075,508	25,075,508	25,326,262
96	96	250	250	47,500	157,125	27,117,386	27,274,510	27,274,510	27,274,510
97	97	250	250	48,000	162,876	29,503,856	29,666,732	29,666,732	29,666,732
98	98	250	250	48,500	168,828	32,100,336	32,269,164	32,269,164	32,269,164
99	99	250	250	49,000	174,989	34,925,304	35,100,296	35,100,296	35,100,296
100	100	250	250	49,500	181,365	37,998,872	38,180,236	38,180,236	38,180,236

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 7 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
2	2	500	500	10,975	10,053	250,000
3	3	500	1,000	12,016	11,094	250,000
4	4	500	1,500	13,129	12,206	250,000
5	5	500	2,000	14,317	13,395	250,000
6	6	500	2,500	15,589	14,759	250,000
7	7	500	3,000	16,951	16,213	250,000
8	8	500	3,500	18,409	17,764	250,000
9	9	500	4,000	19,973	19,419	250,000
10	10	500	4,500	21,649	21,188	250,000
11	11	500	5,000	23,465	23,096	250,000
12	12	500	5,500	25,414	25,137	250,000
13	13	500	6,000	27,506	27,321	250,000
14	14	500	6,500	29,752	29,659	250,000
15	15	500	7,000	32,164	32,164	250,000
16	16	500	7,500	34,755	34,755	250,000
17	17	500	8,000	37,539	37,539	250,000
18	18	500	8,500	40,530	40,530	250,000
19	19	500	9,000	43,747	43,747	250,000
20	20	500	9,500	47,206	47,206	250,000
21	21	500	10,000	51,115	51,115	250,000
22	22	500	10,500	55,321	55,321	250,000
23	23	500	11,000	59,848	59,848	250,000
24	24	500	11,500	64,721	64,721	250,000
25	25	500	12,000	69,969	69,969	250,000
26	26	500	12,500	75,622	75,622	250,000
27	27	500	13,000	81,711	81,711	250,000
28	28	500	13,500	88,271	88,271	250,000
29	29	500	14,000	95,340	95,340	250,000
30	30	500	14,500	102,961	102,961	257,402
31	31	500	15,000	111,171	111,171	277,928
32	32	500	15,500	120,016	120,016	300,039
33	33	500	16,000	129,543	129,543	323,858
34	34	500	16,500	139,805	139,805	349,513
35	35	500	17,000	150,859	150,859	377,147
36	36	500	17,500	162,762	162,762	406,905

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 8 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.10% Net) (a) -----------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	500	18,000	175,576	175,576	438,941
38	38	500	18,500	189,366	189,366	473,415
39	39	500	19,000	204,199	204,199	510,497
40	40	500	19,500	220,149	220,149	550,373
41	41	500	20,000	237,295	237,295	593,237
42	42	500	20,500	255,739	255,739	621,447
43	43	500	21,000	275,575	275,575	650,356
44	44	500	21,500	296,898	296,898	679,897
45	45	500	22,000	319,813	319,813	709,986
46	46	500	22,500	344,435	344,435	740,534
47	47	500	23,000	370,881	370,881	775,141
48	48	500	23,500	399,290	399,290	810,558
49	49	500	24,000	429,841	429,841	846,787
50	50	500	24,500	462,707	462,707	883,770
51	51	500	25,000	498,060	498,060	921,412
52	52	500	25,500	536,128	536,128	954,308
53	53	500	26,000	577,127	577,127	986,887
54	54	500	26,500	621,321	621,321	1,018,967
55	55	500	27,000	668,985	668,985	1,050,307
56	56	500	27,500	720,426	720,426	1,080,639
57	57	500	28,000	775,855	775,855	1,132,748
58	58	500	28,500	835,615	835,615	1,186,573
59	59	500	29,000	900,132	900,132	1,242,182
60	60	500	29,500	969,816	969,816	1,299,553
61	61	500	30,000	1,045,106	1,045,106	1,358,638
62	62	500	30,500	1,126,243	1,126,243	1,441,591
63	63	500	31,000	1,213,650	1,213,650	1,529,199
64	64	500	31,500	1,307,815	1,307,815	1,621,691
65	65	500	32,000	1,409,301	1,409,301	1,719,347
66	66	500	32,500	1,518,728	1,518,728	1,822,473
67	67	500	33,000	1,636,521	1,636,521	1,947,461
68	68	500	33,500	1,763,348	1,763,348	2,080,751
69	69	500	34,000	1,899,902	1,899,902	2,222,885
70	70	500	34,500	2,046,960	2,046,960	2,374,473
71	71	500	35,000	2,205,271	2,205,271	2,536,061

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 9 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.10% Net) (a) ------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	72	500	35,500	2,376,325	2,376,325	2,685,247
73	73	500	36,000	2,561,211	2,561,211	2,842,944
74	74	500	36,500	2,761,384	2,761,384	3,009,908
75	75	500	37,000	2,978,522	2,978,522	3,187,019
76	76	500	37,500	3,214,548	3,214,548	3,375,275
77	77	500	38,000	3,468,652	3,468,652	3,642,085
78	78	500	38,500	3,742,042	3,742,042	3,929,144
79	79	500	39,000	4,035,951	4,035,951	4,237,749
80	80	500	39,500	4,351,644	4,351,644	4,569,226
81	81	500	40,000	4,690,489	4,690,489	4,925,013
82	82	500	40,500	5,053,806	5,053,806	5,306,496
83	83	500	41,000	5,443,112	5,443,112	5,715,268
84	84	500	41,500	5,859,895	5,859,895	6,152,889
85	85	500	42,000	6,305,578	6,305,578	6,620,857
86	86	500	42,500	6,781,519	6,781,519	7,120,595
87	87	500	43,000	7,289,030	7,289,030	7,653,481
88	88	500	43,500	7,829,395	7,829,395	8,220,865
89	89	500	44,000	8,403,907	8,403,907	8,824,103
90	90	500	44,500	9,013,873	9,013,873	9,464,566
91	91	500	45,000	9,660,598	9,660,598	10,143,628
92	92	500	45,500	10,366,882	10,366,882	10,781,557
93	93	500	46,000	11,142,034	11,142,034	11,476,295
94	94	500	46,500	11,997,202	11,997,202	12,237,146
95	95	500	47,000	12,945,899	12,945,899	13,075,358
96	96	500	47,500	14,004,605	14,004,605	14,004,605
97	97	500	48,000	15,150,045	15,150,045	15,150,045
98	98	500	48,500	16,389,330	16,389,330	16,389,330
99	99	500	49,000	17,730,154	17,730,154	17,730,154
100	100	500	49,500	19,180,840	19,180,840	19,180,840

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM

Page 10 of 22

Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (0.00%) Separate Account Rate (0.00% Gross; -0.90% Net) (a) ------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
2	2	500	500	9,964	9,042	250,000
3	3	500	1,000	9,933	9,011	250,000
4	4	500	1,500	9,906	8,984	250,000
5	5	500	2,000	9,884	8,961	250,000
6	6	500	2,500	9,865	9,034	250,000
7	7	500	3,000	9,849	9,111	250,000
8	8	500	3,500	9,838	9,192	250,000
9	9	500	4,000	9,829	9,276	250,000
10	10	500	4,500	9,824	9,362	250,000
11	11	500	5,000	9,838	9,469	250,000
12	12	500	5,500	9,855	9,578	250,000
13	13	500	6,000	9,874	9,689	250,000
14	14	500	6,500	9,894	9,802	250,000
15	15	500	7,000	9,915	9,915	250,000
16	16	500	7,500	9,937	9,937	250,000
17	17	500	8,000	9,959	9,959	250,000
18	18	500	8,500	9,979	9,979	250,000
19	19	500	9,000	9,999	9,999	250,000
20	20	500	9,500	10,018	10,018	250,000
21	21	500	10,000	10,215	10,215	250,000
22	22	500	10,500	10,407	10,407	250,000
23	23	500	11,000	10,595	10,595	250,000
24	24	500	11,500	10,778	10,778	250,000
25	25	500	12,000	10,956	10,956	250,000
26	26	500	12,500	11,127	11,127	250,000
27	27	500	13,000	11,291	11,291	250,000
28	28	500	13,500	11,445	11,445	250,000
29	29	500	14,000	11,589	11,589	250,000
30	30	500	14,500	11,724	11,724	250,000
31	31	500	15,000	11,848	11,848	250,000
32	32	500	15,500	11,961	11,961	250,000
33	33	500	16,000	12,062	12,062	250,000
34	34	500	16,500	12,148	12,148	250,000
35	35	500	17,000	12,220	12,220	250,000
36	36	500	17,500	12,275	12,275	250,000

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 11 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (0.00%) Separate Account Rate (0.00% Gross; -0.90% Net) (a) ------------End of Year----------			
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	500	18,000	12,309	12,309	250,000
38	38	500	18,500	12,317	12,317	250,000
39	39	500	19,000	12,297	12,297	250,000
40	40	500	19,500	12,246	12,246	250,000
41	41	500	20,000	12,160	12,160	250,000
42	42	500	20,500	12,035	12,035	250,000
43	43	500	21,000	11,861	11,861	250,000
44	44	500	21,500	11,632	11,632	250,000
45	45	500	22,000	11,337	11,337	250,000
46	46	500	22,500	10,968	10,968	250,000
47	47	500	23,000	10,518	10,518	250,000
48	48	500	23,500	9,983	9,983	250,000
49	49	500	24,000	9,373	9,373	250,000
50	50	500	24,500	8,684	8,684	250,000
51	51	500	25,000	7,906	7,906	250,000
52	52	500	25,500	7,030	7,030	250,000
53	53	500	26,000	6,042	6,042	250,000
54	54	500	26,500	4,936	4,936	250,000
55	55	500	27,000	3,698	3,698	250,000
56	56	500	27,500	2,304	2,304	250,000
57	57	500	28,000	763	763	250,000

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 12 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Guaranteed Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
2	2	250	250	500	233	10,743	10,975	10,053	250,000
3	3	250	250	1,000	464	11,553	12,016	11,094	250,000
4	4	250	250	1,500	695	12,434	13,129	12,206	250,000
5	5	250	250	2,000	927	13,391	14,317	13,395	250,000
6	6	250	250	2,500	1,160	14,430	15,589	14,759	250,000
7	7	250	250	3,000	1,395	15,556	16,951	16,213	250,000
8	8	250	250	3,500	1,632	16,777	18,409	17,764	250,000
9	9	250	250	4,000	1,873	18,100	19,973	19,419	250,000
10	10	250	250	4,500	2,117	19,532	21,649	21,188	250,000
11	11	250	250	5,000	2,373	21,092	23,465	23,096	250,000
12	12	250	250	5,500	2,634	22,780	25,414	25,137	250,000
13	13	250	250	6,000	2,899	24,606	27,506	27,321	250,000
14	14	250	250	6,500	3,170	26,582	29,752	29,659	250,000
15	15	250	250	7,000	3,445	28,719	32,164	32,164	250,000
16	16	250	250	7,500	3,725	31,030	34,755	34,755	250,000
17	17	250	250	8,000	4,011	33,527	37,539	37,539	250,000
18	18	250	250	8,500	4,303	36,227	40,530	40,530	250,000
19	19	250	250	9,000	4,601	39,146	43,747	43,747	250,000
20	20	250	250	9,500	4,905	42,302	47,206	47,206	250,000
21	21	250	250	10,000	5,234	45,881	51,115	51,115	250,000
22	22	250	250	10,500	5,570	49,751	55,321	55,321	250,000
23	23	250	250	11,000	5,912	53,935	59,848	59,848	250,000
24	24	250	250	11,500	6,262	58,459	64,721	64,721	250,000
25	25	250	250	12,000	6,618	63,351	69,969	69,969	250,000
26	26	250	250	12,500	6,982	68,640	75,622	75,622	250,000
27	27	250	250	13,000	7,353	74,358	81,711	81,711	250,000
28	28	250	250	13,500	7,732	80,539	88,271	88,271	250,000
29	29	250	250	14,000	8,118	87,222	95,340	95,340	250,000
30	30	250	250	14,500	8,512	94,449	102,961	102,961	257,402
31	31	250	250	15,000	8,913	102,258	111,171	111,171	277,928
32	32	250	250	15,500	9,322	110,694	120,016	120,016	300,039
33	33	250	250	16,000	9,738	119,805	129,543	129,543	323,858
34	34	250	250	16,500	10,162	129,643	139,805	139,805	349,513
35	35	250	250	17,000	10,594	140,265	150,859	150,859	377,147
36	36	250	250	17,500	11,032	151,730	162,762	162,762	406,905

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 13 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

						------------End of Year----------				
Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	250	250	18,000	11,478	164,098	175,576	175,576	438,941
38	38	250	250	18,500	11,930	177,436	189,366	189,366	473,415
39	39	250	250	19,000	12,389	191,810	204,199	204,199	510,497
40	40	250	250	19,500	12,854	207,295	220,149	220,149	550,373
41	41	250	250	20,000	13,325	223,970	237,295	237,295	593,237
42	42	250	250	20,500	13,802	241,937	255,739	255,739	621,447
43	43	250	250	21,000	14,286	261,289	275,575	275,575	650,356
44	44	250	250	21,500	14,776	282,123	296,898	296,898	679,897
45	45	250	250	22,000	15,271	304,543	319,813	319,813	709,986
46	46	250	250	22,500	15,771	328,663	344,435	344,435	740,534
47	47	250	250	23,000	16,277	354,604	370,881	370,881	775,141
48	48	250	250	23,500	16,788	382,502	399,290	399,290	810,558
49	49	250	250	24,000	17,305	412,536	429,841	429,841	846,787
50	50	250	250	24,500	17,830	444,877	462,707	462,707	883,770
51	51	250	250	25,000	18,361	479,699	498,060	498,060	921,412
52	52	250	250	25,500	18,902	517,227	536,128	536,128	954,308
53	53	250	250	26,000	19,451	557,676	577,127	577,127	986,887
54	54	250	250	26,500	20,010	601,311	621,321	621,321	1,018,967
55	55	250	250	27,000	20,580	648,406	668,985	668,985	1,050,307
56	56	250	250	27,500	21,162	699,264	720,426	720,426	1,080,639
57	57	250	250	28,000	21,754	754,101	775,855	775,855	1,132,748
58	58	250	250	28,500	22,357	813,258	835,615	835,615	1,186,573
59	59	250	250	29,000	22,973	877,159	900,132	900,132	1,242,182
60	60	250	250	29,500	23,603	946,213	969,816	969,816	1,299,553
61	61	250	250	30,000	24,247	1,020,859	1,045,106	1,045,106	1,358,638
62	62	250	250	30,500	24,902	1,101,341	1,126,243	1,126,243	1,441,591
63	63	250	250	31,000	25,566	1,188,084	1,213,650	1,213,650	1,529,199
64	64	250	250	31,500	26,240	1,281,575	1,307,815	1,307,815	1,621,691
65	65	250	250	32,000	26,925	1,382,376	1,409,301	1,409,301	1,719,347
66	66	250	250	32,500	27,622	1,491,106	1,518,728	1,518,728	1,822,473
67	67	250	250	33,000	28,327	1,608,195	1,636,521	1,636,521	1,947,461
68	68	250	250	33,500	29,041	1,734,307	1,763,348	1,763,348	2,080,751
69	69	250	250	34,000	29,765	1,870,137	1,899,902	1,899,902	2,222,885
70	70	250	250	34,500	30,498	2,016,461	2,046,960	2,046,960	2,374,473
71	71	250	250	35,000	31,241	2,174,029	2,205,271	2,205,271	2,536,061

LD 1305-2-05/11-IF
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Page 14 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Detail Ledger

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
72	72	250	250	35,500	32,002	2,344,323	2,376,325	2,376,325	2,685,247
73	73	250	250	36,000	32,782	2,528,429	2,561,211	2,561,211	2,842,944
74	74	250	250	36,500	33,585	2,727,799	2,761,384	2,761,384	3,009,908
75	75	250	250	37,000	34,416	2,944,106	2,978,522	2,978,522	3,187,019
76	76	250	250	37,500	35,281	3,179,267	3,214,548	3,214,548	3,375,275
77	77	250	250	38,000	36,154	3,432,498	3,468,652	3,468,652	3,642,085
78	78	250	250	38,500	37,033	3,705,009	3,742,042	3,742,042	3,929,144
79	79	250	250	39,000	37,918	3,998,033	4,035,951	4,035,951	4,237,749
80	80	250	250	39,500	38,805	4,312,839	4,351,644	4,351,644	4,569,226
81	81	250	250	40,000	39,694	4,650,795	4,690,489	4,690,489	4,925,013
82	82	250	250	40,500	40,581	5,013,225	5,053,806	5,053,806	5,306,496
83	83	250	250	41,000	41,465	5,401,647	5,443,112	5,443,112	5,715,268
84	84	250	250	41,500	42,344	5,817,550	5,859,895	5,859,895	6,152,889
85	85	250	250	42,000	43,216	6,262,362	6,305,578	6,305,578	6,620,857
86	86	250	250	42,500	44,075	6,737,444	6,781,519	6,781,519	7,120,595
87	87	250	250	43,000	44,920	7,244,110	7,289,030	7,289,030	7,653,481
88	88	250	250	43,500	45,745	7,783,650	7,829,395	7,829,395	8,220,865
89	89	250	250	44,000	46,548	8,357,360	8,403,907	8,403,907	8,824,103
90	90	250	250	44,500	47,324	8,966,548	9,013,873	9,013,873	9,464,566
91	91	250	250	45,000	48,072	9,612,527	9,660,598	9,660,598	10,143,628
92	92	250	250	45,500	48,888	10,317,994	10,366,882	10,366,882	10,781,557
93	93	250	250	46,000	49,791	11,092,243	11,142,034	11,142,034	11,476,295
94	94	250	250	46,500	50,799	11,946,403	11,997,202	11,997,202	12,237,146
95	95	250	250	47,000	51,933	12,893,966	12,945,899	12,945,899	13,075,358
96	96	250	250	47,500	53,220	13,951,385	14,004,605	14,004,605	14,004,605
97	97	250	250	48,000	54,532	15,095,513	15,150,045	15,150,045	15,150,045
98	98	250	250	48,500	55,871	16,333,459	16,389,330	16,389,330	16,389,330
99	99	250	250	49,000	57,237	17,672,916	17,730,154	17,730,154	17,730,154
100	100	250	250	49,500	58,630	19,122,210	19,180,840	19,180,840	19,180,840

LD 1305-2-05/11-IF
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Page 15 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration
Guaranteed Charges Ledger with 100% Allocation to Subaccounts

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Age	End of Year	Cumulative Outlay	Additional Planned Premium(b)	Hypothetical Rates Separate Account Rate (0.00% Gross; -0.90% Net) (a) ---End of Year--- Cash Value	Net Surrender Value	Death Benefit Proceeds
2	2	500	500	9,960	9,038	250,000
3	3	500	1,000	9,921	8,998	250,000
4	4	500	1,500	9,882	8,960	250,000
5	5	500	2,000	9,844	8,921	250,000
6	6	500	2,500	9,806	8,976	250,000
7	7	500	3,000	9,769	9,031	250,000
8	8	500	3,500	9,732	9,086	250,000
9	9	500	4,000	9,696	9,142	250,000
10	10	500	4,500	9,659	9,198	250,000
11	11	500	5,000	9,641	9,272	250,000
12	12	500	5,500	9,622	9,345	250,000
13	13	500	6,000	9,602	9,417	250,000
14	14	500	6,500	9,582	9,489	250,000
15	15	500	7,000	9,561	9,561	250,000
16	16	500	7,500	9,538	9,538	250,000
17	17	500	8,000	9,513	9,513	250,000
18	18	500	8,500	9,485	9,485	250,000
19	19	500	9,000	9,455	9,455	250,000
20	20	500	9,500	9,423	9,423	250,000
21	21	500	10,000	9,566	9,566	250,000
22	22	500	10,500	9,702	9,702	250,000
23	23	500	11,000	9,832	9,832	250,000
24	24	500	11,500	9,955	9,955	250,000
25	25	500	12,000	10,070	10,070	250,000
26	26	500	12,500	10,177	10,177	250,000
27	27	500	13,000	10,275	10,275	250,000
28	28	500	13,500	10,361	10,361	250,000
29	29	500	14,000	10,436	10,436	250,000
30	30	500	14,500	10,500	10,500	250,000
31	31	500	15,000	10,552	10,552	250,000
32	32	500	15,500	10,591	10,591	250,000
33	33	500	16,000	10,617	10,617	250,000
34	34	500	16,500	10,628	10,628	250,000
35	35	500	17,000	10,623	10,623	250,000
36	36	500	17,500	10,601	10,601	250,000

This ledger assumes all net premiums are allocated to the Separate Account regardless of whether net premiums are allocated to the Fixed Account.

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 16 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Ledger with 100% Allocation to Subaccounts

For: Insured Name, Male Ult Select
and: Insured Name2, Male Ult Select
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $500.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Separate Account Rate (0.00% Gross; -0.90% Net) (a)		
				------------End of Year----------		
Age	End of Year	Cumulative Outlay	Additional Planned Premium(b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	37	500	18,000	10,557	10,557	250,000
38	38	500	18,500	10,488	10,488	250,000
39	39	500	19,000	10,390	10,390	250,000
40	40	500	19,500	10,261	10,261	250,000
41	41	500	20,000	10,098	10,098	250,000
42	42	500	20,500	9,896	9,896	250,000
43	43	500	21,000	9,648	9,648	250,000
44	44	500	21,500	9,345	9,345	250,000
45	45	500	22,000	8,978	8,978	250,000
46	46	500	22,500	8,540	8,540	250,000
47	47	500	23,000	8,025	8,025	250,000
48	48	500	23,500	7,428	7,428	250,000
49	49	500	24,000	6,761	6,761	250,000
50	50	500	24,500	6,022	6,022	250,000
51	51	500	25,000	5,198	5,198	250,000
52	52	500	25,500	4,285	4,285	250,000
53	53	500	26,000	3,267	3,267	250,000
54	54	500	26,500	2,141	2,141	250,000
55	55	500	27,000	891	891	250,000

This ledger assumes all net premiums are allocated to the Separate Account regardless of whether net premiums are allocated to the Fixed Account.

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 17 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

For: Insured Name, Male Ult Select	Annual Premium: $500.00
and: Insured Name2, Male Ult Select	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

(a) The hypothetical gross rates of return are reduced by the weighted average of the annual management fees and expenses of all the subaccounts selected. The current mortality and expense risk charge is 0.90% in Policy years 1-15. We may reduce this charge to 0.30% in Policy years 16+ but we do not guarantee that we will do so. The guaranteed mortality and expense risk charge is 0.90% in all Policy years. An approximation of these charges is reflected in both the current and guaranteed charges ledgers.

The selected subaccount annual management fees and expenses used to determine the weighted average as of December 31, 2010 are:

Subaccount	Subaccount Allocation Percentage	Total Subaccount Management Fees and Expenses
Transamerica AEGON Active Asset Allocation - Conservative VP	0.00%	0.73%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	0.00%	0.74%
Transamerica AEGON Active Asset Allocation - Moderate VP	0.00%	0.74%
Transamerica AEGON High Yield Bond VP	0.65%	0.73%
Transamerica AEGON Money Market VP	1.98%	0.40%
Transamerica AEGON U.S. Government Securities VP	0.43%	0.61%
Transamerica AllianceBernstein Dynamic Allocation VP	0.12%	1.05%
Transamerica Asset Allocation - Conservative VP	1.57%	0.85%
Transamerica Asset Allocation - Growth VP	9.38%	1.04%
Transamerica Asset Allocation - Moderate Growth VP	10.59%	0.95%
Transamerica Asset Allocation - Moderate VP	3.23%	0.90%
Transamerica BlackRock Global Allocation VP	0.00%	0.83%
Transamerica BlackRock Large Cap Value VP	2.07%	0.79%
Transamerica BlackRock Tactical Allocation VP	0.00%	0.93%
Transamerica Clarion Global Real Estate Securities VP	1.59%	0.90%
Transamerica Efficient Markets VP	0.01%	0.75%
Transamerica Foxhall Emerging Markets/Pacific RIM VP	0.57%	1.39%
Transamerica Foxhall Global Commodities & Hard Assets VP	0.34%	1.48%
Transamerica Foxhall Global Conservative VP	0.07%	1.21%
Transamerica Foxhall Global Growth VP	0.61%	1.37%
Transamerica Hanlon Balanced VP	0.38%	1.33%
Transamerica Hanlon Growth and Income VP	0.34%	1.34%
Transamerica Hanlon Growth VP	0.50%	1.34%
Transamerica Hanlon Managed Income VP	1.00%	1.24%
Transamerica Index 50 VP	0.01%	0.50%
Transamerica Index 75 VP	0.04%	0.46%
Transamerica International Moderate Growth VP	0.38%	1.05%
Transamerica Jennison Growth VP	0.37%	0.79%
Transamerica JPMorgan Core Bond VP	1.97%	0.57%
Transamerica JPMorgan Enhanced Index VP	0.07%	0.84%
Transamerica JPMorgan Tactical Allocation VP	2.10%	0.91%
Transamerica MFS International Equity VP	1.56%	1.05%
Transamerica Morgan Stanley Capital Growth VP	1.14%	0.90%
Transamerica Morgan Stanley Growth Opportunities VP	2.17%	0.87%
Transamerica Morgan Stanley Mid-Cap Growth VP	11.14%	0.90%
Transamerica Multi-Managed Balanced VP	4.10%	0.83%
Transamerica Multi Managed Large Cap Core VP	0.09%	0.84%
Transamerica PIMCO Total Return VP	1.08%	0.69%
Transamerica Systematic Small/Mid Cap Value VP	1.29%	0.86%
Transamerica T. Rowe Price Small Cap VP	0.98%	0.84%
Transamerica Third Avenue Value VP	2.65%	0.90%
Transamerica WMC Diversified Equity VP	7.66%	0.83%
Transamerica WMC Diversified Growth VP	21.52%	0.78%

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 18 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life
Insurance In Force Illustration
Supplemental Footnotes and Additional Information

For: Insured Name, Male Ult Select	Annual Premium: $500.00
and: Insured Name2, Male Ult Select	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

ProFund VP Asia 30	0.22%	1.68%
ProFund VP Basic Materials	0.29%	1.68%
ProFund VP Bull	0.31%	1.68%
ProFund VP Consumer Services	0.03%	1.68%
ProFund VP Emerging Markets	0.67%	1.68%
ProFund VP Europe 30	0.01%	1.68%
ProFund VP Falling U.S. Dollar	0.02%	1.68%
ProFund VP Financials	0.07%	1.68%
ProFund VP International	0.27%	1.68%
ProFund VP Japan	0.01%	1.68%
ProFund VP Mid-Cap	0.10%	1.68%
ProFund VP Money Market	0.46%	1.35%
ProFund VP NASDAQ-100	0.13%	1.68%
ProFund VP Oil & Gas	0.19%	1.68%
ProFund VP Pharmaceuticals	0.02%	1.68%
ProFund VP Precious Metals	0.39%	1.68%
ProFund VP Short Emerging Markets	0.01%	1.68%
ProFund VP Short International	0.02%	1.68%
ProFund VP Short NASDAQ-100	0.02%	1.68%
ProFund VP Short Small-Cap	0.05%	1.68%
ProFund VP Small-Cap	0.04%	1.68%
ProFund VP Small-Cap Value	0.02%	1.68%
ProFund VP Telecommunications	0.01%	1.68%
ProFund VP U.S. Government Plus	0.12%	1.38%
ProFund VP UltraSmall-Cap	0.26%	1.68%
ProFund VP Utilities	0.05%	1.68%
Fidelity VIP Index 500 Portfolio	0.33%	0.35%
Access VP High Yield Fund	0.07%	1.68%
AllianceBernstein Balanced Wealth Strategy Portfolio	0.02%	0.93%
Franklin Templeton VIP Founding Funds Allocation Fund	0.02%	1.12%

(b) The Additional Planned Premium column does not include premiums paid up to the illustration date. The Additional Planned Premiums shown include any scheduled premiums obtained through information you provided for the illustration. All illustrated values and benefits are shown as of the end of each Policy Year. Values and premiums are rounded to the nearest dollar.

This Illustration assumes all net premiums (premiums, less any premium expense charges) are allocated among the Fixed Account and/or the variable subaccounts of the Separate Account. Cash values are illustrated after Monthly Deductions, as noted below. The Net Surrender Value illustrated is the Cash Value, less any applicable surrender charges and loans.

The current charges illustration reflects current charges, and the guaranteed charges illustration reflects guaranteed charges. These charges are:

- A mortality and expense risk charge assessed against each subaccount:
  - Current:
    - 0.90% in Policy years 1-15
    - 0.30% thereafter
  - Guaranteed:
    - 0.90% in all Policy years

- The current and guaranteed premium expense charge (on all premium payments):
  - 6.00% in Policy years 1 - 10
  - 2.50% thereafter

LD 1305-2-05/11-IF Issue State: FL
May 2, 2011 4:00:44 PM Page 19 of 22 Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

For: Insured Name, Male Ult Select	Annual Premium: $500.00
and: Insured Name2, Male Ult Select	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

- Monthly Deductions for:
  - The cost of insurance
  - The monthly Policy charge in all Policy years:
    - Current:
      - $10.00 per month
    - Guaranteed:
      - $12.00 per month
  - The monthly per unit charge (a charge per $1,000 of specified amount for the first 10 Policy years and the first 10 years after any specified amount increase; guaranteed to stop after 20 years)
  - Any riders illustrated.

- A surrender charge per $1,000 of specified amount is applied to a full surrender in the first 15 Policy years.

The current interest rate for net premiums applied to the Fixed Account after 9/1/10 is 3.50% and is subject to change. The previous rate of 4.10% applies to existing cash value in the Fixed Account until the next anniversary of each premium. The guaranteed minimum interest rate is 2.00%.

Based on actual premium payments, the Minimum No Lapse Guarantee is no longer in effect. Without the payment of additional premiums, the policy may lapse in the years shown based primarily on activities illustrated and the following assumptions:

- At a 0.00% Gross (-0.90% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 58.

(c) **Rider(s) Illustrated:** None

At a 0.00% Gross (-0.90% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 58.

Actual rates of return may be more or less than those shown, and will depend upon a number of factors, including the actual premiums paid by the Policy Owner and the actual investment returns of the subaccounts selected. This illustration uses hypothetical rates of return over all years for the Separate Account. No representations are made by Western Reserve Life or the Funds, that the hypothetical rates of return can be achieved during any one year or sustained over any period of time.

Information regarding a Modified Endowment Contract:

Amounts withdrawn or borrowed from a Modified Endowment Contract ("MEC"), or the pledge of a MEC, prior to the death of the Insured will be taxable to the extent of any gain in the contract. In addition, if the owner is not yet 59½ or if the owner is not an individual (such as a trust, for example), the taxable amounts may be subject to a 10% penalty tax. Under the Federal Income Tax Law, a life insurance contract becomes a MEC when actual premiums paid exceed a specified 7-Pay premium limit applicable initially for the first seven policy years and may also become a MEC when there are certain changes to policy benefits. New 7-Pay premium limits for succeeding seven-year periods may be established for the policy as a result of certain changes in policy terms or benefits. All MECs issued by Western Reserve Life and its affiliates to the same owner during any calendar year will be treated as one MEC. If there is an IRC Section 1035 Exchange of a life insurance contract that is not a MEC for another life insurance contract, a certain portion of the cash value exchanged will apply annually towards the annual 7-Pay premium limit of the new policy in determining whether the new contract is a MEC. If the original policy was a MEC, the new policy received in exchange will also be a MEC. You should consult with and rely on your qualified tax advisor as to the implications of any withdrawal, loan, surrender, pledge, exchange or collateral assignment of a life insurance policy.

Based on the premium payments and activities illustrated, this policy will not become a Modified Endowment Contract ("MEC").

No Lapse Guarantee Option 1: This feature guarantees that the policy will not lapse during the No Lapse Period, regardless of investment performance, provided the minimum monthly guarantee premium is paid. If you take a cash withdrawal or a loan, or if you decrease the specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 20 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

For: Insured Name, Male Ult Select	Annual Premium: $500.00
and: Insured Name2, Male Ult Select	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

The No Lapse Guarantee Period for Option 1 is the latter of Target Premium Age 65 or 5 Policy years.

Target: Used for administrative purposes.

Guideline Premium Test: Under the Federal Income Tax Law, the Guideline Level Premium (**GL Annual**) is the maximum level annual Premium that can be paid into the policy on an annual basis and still have it qualify as a life insurance contract. The Guideline Single Premium (**GL Single**) is the maximum single Premium that can be paid into the policy at issue and still have it qualify as a life insurance contract. Premiums paid into the policy at any date can never exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Premiums to such date. Guideline premium limits for the policy may change as a result of changes in policy terms or benefits.

To ensure compliance with federal income tax law, Western Reserve Life will monitor the level of death benefit and premiums, and reserves the right to adjust the death benefit and limit or refund any amount of premium, to preserve the qualification of the policy as a life insurance contract for federal income tax purposes.

Western Reserve Life and its agents cannot give tax, legal or accounting advice. Please consult your attorney, accountant or personal tax advisor. For information about the taxation of life insurance policies, please refer to the prospectus.

LD 1305-2-05/11-IF Issue State: FL
May 2, 2011 4:00:44 PM Page 21 of 22 Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Wealth Protector® Variable Universal Life Insurance In Force Illustration Policy Summary

For: Insured Name, Male Ult Select	Annual Premium: $500.00
and: Insured Name2, Male Ult Select	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

Coverage	Amount	Issue Date	Mature Date	Issue Age	Curr Age	Gender	Risk Class	Table Rating	Flat Extra	Flat Extra Expire Date
Primary	$250,000.00	05/02/2011	05/02/2111	35	36	Male	Ult Select	None	$0.00	05/02/2011
Secondary	-	-	-	0	1	Male	Ult Select	None	$0.00	05/02/2011

Rider(s) Illustrated: None

		This column shows current policy data as of the date of the illustration.	This column shows policy data assuming potential changes and as illustrated in the preceding ledgers.
DEFRA/TAMRA/MAP Guidelines	Guideline Annual Premium	$10,000.00	$10,000.00
	Guideline Single Premium	$100,000.00	$100,000.00
	Additional DEFRA Allowable	$100,000.00	$100,000.00
	7-Pay Premium	$15,000.00	$15,000.00
	Additional TAMRA Allowable	$30,000.00	$30,000.00
	Target Premium	$2,000.00	$2,000.00
	Minimum Annual Premium (MAP)	$2,000.00	$2,000.00
	MAP Accumulation	$4,000.00	$4,000.00
Policy Values and Benefits	Death Benefit without Riders	$250,000.00	$250,000.00
	Net Amount at Risk	$240,000.00	$240,000.00
	Cash Value	$10,000.00	$10,000.00
	Surrender Charge	$922.50	$922.50
	Cash Surrender Value	$9,077.50	$9,077.50
	Cost Basis	$0.00	$0.00
	Gain/Loss	$10,000.00	$10,000.00
	Loan Payoff	$0.00	$0.00
	Total Withdrawals	$0.00	$0.00
	Dump-In Premium	N/A	$0.00
	Gross Transfer	$0.00	$0.00
	Net Transfer	$0.00	$0.00

LD 1305-2-05/11-IF
May 2, 2011 4:00:44 PM
Page 22 of 22
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

PART C - OTHER INFORMATION
Item 26.	Exhibits
	(a)		Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
	(b)		Not Applicable
	(c)		Distribution of Policies
		(i)	Master Service and Distribution Compliance Agreement (2)
		(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
		(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
		(iv)	Principal Underwriting Agreement (3)
		(v)	First Amendment to Principal Underwriting Agreement (3)
		(vi)	Second Amendment to Principal Underwriting Agreement (11)
		(vii)	Third Amendment to Principal Underwriting Agreement (13)
		(viii)	Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (16)
		(vix)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve. (25)
	(d)		Policies
		(i)	Specimen Flexible Premium Variable Life Insurance Policy (4)
		(ii)	Joint Insured Term Rider (4)
		(iii)	Individual Insured Rider (4)
		(iv)	Wealth Protector Rider (4)
		(v)	Terminal Illness Accelerated Death Benefit Rider (1)
		(vi)	Endorsement (EL101) (3)
		(vii)	Adjustable Term Insurance Rider (5)
		(viii)	Death Benefit Extension Rider (6)
	(e)		Application for Flexible Premium Variable Life Insurance Policy (12)
	(f)		Depositor’s Certification of Incorporation and By-Laws
		(i)	Second Amended Articles of Incorporation of Western Reserve (2)
		(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (9)
		(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (2)
	(g)		Reinsurance Contracts
		(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (10)
		(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (10)
	(h)		Participation Agreements
		(i)	Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc. and WRL Series Trust) and Western Reserve dated February 27, 1991 (11)
		(ii)	Amendments Nos. 1 – 29 to Participation Agreement between Transamerica Series Trust (WRL Series Trust) and Western Reserve dated from December 1, 1992 through May 1, 2008 (27)
		(iii)	Amendment No. 30 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated November 1, 2008 (27)
		(iv)	Amendment No. 31 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated December 8, 2008 (27)
		(v)	Amendment No. 32 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated January 1, 2009 (27)
		(vi)	Amendment No. 33 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2009 (21)
		(vii)	Amendment No. 34 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated November 1, 2009 (23)
		(viii)	Amendment No. 35 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2010 (23)
		(ix)	Amendment No. 36 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2011 (24)
		(x)	Amendment No. 37 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2012 (27)
		(xi)	Amendment No. 38 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated September 17, 2012(27)
(xii)
Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (28)

(xiii)
Amendment No. 1 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (28)

(xiv)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (28)

(xv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (28)

(xvi)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (28)

(xvii)	Participation Agreements Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (7)
(xviii)	Amendment No. 1 dated March 15, 2000 to Participations Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve (8)
(xix)	Second Amendment dated April 12, 2001 to Participation Agreement Among Variable Insurance Products Fund, Fund II & Fund III, Fidelity Distributors Corporation and Western Reserve (9)
(xx)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (11)
(xxi)	Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (27)
(xxii)	Amendment No. 5 among Fidelity Variable Insurance Products Funds I, II and III, Fidelity Distributors Corporation and Western Reserve dated May 1, 2004(24)
(xxiii)	Amendment No. 6 among Fidelity Variable Insurance Products Funds II & V, Fidelity Distributors Corporation and Western Reserve dated June 27, 2007(24)

(xxiv)	Amendment No. 7 among Fidelity Variable Insurance Products Funds I, II & V, Fidelity Distributors Corporation and Western Reserve dated August 30, 2007(24)
(xxv)	Amendment No. 8 among Fidelity Variable Insurance Products Funds I, II and V, Fidelity Distributors Corporation and Western Reserve dated May 1, 2011(24)
(xxvi)
Ninth Amendment to Participation Agreement among  Western Reserve Life Assurance Co. of Ohio and the Variable Insurance Products Fund II, Variable Insurance Products Fund V and Fidelity Distributors Corporation dated May 1, 2013 (28)

(xxvii)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011(25)
(xxviii)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (17)

	(xxix)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (18)
	(xxx)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2008 (18)
	(xxxi)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (19)
	(xxxii)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (26)
	(xxxiii)	Amendment No. 6 to Participation Agreement among Western Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013 (28)
	(xxxiv)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (25)
	(xxxv)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2008 (27)
	(xxxvi)	Amendment 1 to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (21)
	(xxxvii)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2011(24)
(xxxviii)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (21)

(xxxix)
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (21)

(xl)
Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (27)

(xli)
Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (27)

(xlii)
Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013

(xliii)
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011.(27)

(i)	Not Applicable
(j)	Not Applicable
(k)	Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered
(l)	Opinion and Consent of Donald Morden as to Actuarial Matters Pertaining to the Securities Being Registered
(m)	Sample Hypothetical Illustration (14)
(n)	Other Opinions:
(i) Written Consent of Ernst & Young LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	(i) Memorandum describing issuance, transfer and redemption procedures (10)
(ii) Memorandum describing issuance, transfer and redemption procedures, as amended (25)
(r)	Powers of Attorney (21)
Eric J. Martin
Brenda K. Clancy
Arthur C. Schneider

John R. Hunter
C. Michiel van Katwijk (27)

_____________________________________
(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form S-6 Registration Statement dated April 22, 1998 (File No. 33-69138) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated April 19, 2000 (File No. 33-69138) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(11)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(13)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(15)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 33-128650) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registrations Statement dated October 16, 2006 (File No. 333-135005) and is incorporated herein by reference.
(17)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Post-Effective Amendment No. 26 to Form N-6 Registration Statement dated April 23, 2008 (File 33-69138) and is incorporated herein by reference.
(21)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(22)	This exhibit was previously filed on Post-Effective Amendment No. 29 to Form N-6 Registration Statement dated April 14, 2010 (File No. 33-69138) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 14, 2010 (File No. 333-110315) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-110315) and is incorporated herein by reference.
(25)	This exhibit was previously filed on Post-Effective Amendment No. 31 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-69138) and is incorporated herein by reference.
(26)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(27)	This exhibit was previously filed on Post-Effective Amendment No. 15 dated April 21, 2013 (File No. 333-110315) and is incorporated herein by reference.
(28)	This exhibit was previously filed on Post-Effective Amendment No. 16 dated April 21, 2014 (File No. 333-110315) and is incorporated herein by reference.

Item 27.                    Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Brenda K. Clancy	(1)	Chairman of the Board and President

C. Michiel van Katwijk	(1)	Director and Executive Vice President
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Division Chief Operating Officer- Life & Protection
Eric J. Martin	(1)	Vice President and Corporate Controller
____________________
4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

Item 28. Persons Controlled or Under Common Control with the Depositor or Registrant
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

C-

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages
AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%); Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
ARV Pacific Villas, A California Limited Partnership	California
Partners:  Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner
Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~ NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments
TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (82.35% ~~)~~ ;  Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1)                  A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)          A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)          Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)          Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)          To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)          Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)          By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)          If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)          By the shareholders;

(d)          By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a)  Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i)  Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii)  Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)          Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)          The indemnification authorized by this section shall not be exclusive of, and shall be in addition to,  any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)          A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)          The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section.  Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)          As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.
Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH:  (1)  The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article.  Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought.  Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article.  If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation.  Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)           The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation.  The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation.  To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above.  The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

 (a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
David W. Hopewell	(1)	Director
David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Erin K. Burke	(1)	Assistant Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(4)	Assistant Vice President
Dennis P. Gallagher	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(1)	Assistant Vice President
Arthur D. Woods	(5)	Assistant Vice President
Carrie N. Powicki	(2)	Secretary
Karen R. Wright	(3)	Treasurer
Wesley J. Hodgson	(2)	Vice President

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)     100 Light Street, Floor B1, Baltimore, MD  21202
(4)     440 Mamaroneck Avenue, Harrison, NY  10528
(5)     570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$ 12,715,049.51	0

(1)	Fiscal Year 201 3

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment company Act of 1940, the Registrant, WRL Series Life Account, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of St. Petersburg, and State of Florida, on the 29th day of April, 2014.

WRL SERIES LIFE ACCOUNT
(Registrant)

By: /s/ Brenda K. Clancy
Brenda K. Clancy*/, Chairman of the Board
and President of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE
CO. OF OHIO
(Depositor)

By: /s/ Brenda K. Clancy
Brenda K. Clancy*/Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Brenda K. Clancy Brenda K. Clancy */	Chairman of the Board and President	April 29, 2014

/s/ C. Michiel van Katwijk	Director and Executive Vice President	April 29, 2014
C. Michiel van Katwijk*/

/s/ Eric J. Martin Eric J. Martin */	Senior Vice President and Corporate Controller	April 29, 2014

/s/ John R. Hunter John R. Hunter */	Director and Division Chief Operating Officer- Life & Protection	April 29, 2014

/s/ Arthur C. Schneider Arthur C. Schneider */	Director, Senior Vice President and Chief Tax Officer	April 29, 2014

*/ /s/ Arthur D. Woods Signed by Arthur D. Woods, Esq. As Attorney in Fact pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit                           Description
No.                           of Exhibit

26(k)                    Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered
26(l)	Opinion and Consent of Donald Morden as to Actuarial Matters Pertaining to the Securities Being Registered
26(n)(i)	Written Consent of Ernst & Young LLP

26(k)
Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

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26(l)
Opinion and Consent of Donald Morden as to Actuarial Matters
Pertaining to the Securities Being Registered

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26(n)(i)
Written Consent of Ernst & Young LLP

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